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Notice of 2018 Annual Meeting
and Proxy Statement

MACY’S, INC.
7 West Seventh Street, Cincinnati, Ohio 45202
and
151 West 34th Street, New York, New York 10001
April 4, 2018
To the Shareholders:
I invite you to join me, our Board of Directors, senior management team and your fellow shareholders at Macy’s 2018 Annual Meeting of Shareholders scheduled for Friday, May 18, 2018, 11:00 a.m., Eastern Time, at Macy’s offices located at 7 West Seventh Street, Cincinnati, Ohio 45202. We are enclosing the official notice of meeting, proxy statement and form of proxy with this letter. The matters listed in the notice of meeting are described in the proxy statement.
Once again, we are pleased to save costs and help protect the environment by using the “Notice and Access” method of delivering proxy materials. Instead of receiving paper copies of our proxy materials, many of you will receive a Notice Regarding the Availability of Proxy Materials, which provides an Internet address where you can access electronic copies of the proxy statement and our Annual Report on Form 10-K for the fiscal year ended February 3, 2018 and vote your shares. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials and proxy card.
Your vote is important and we want your shares to be represented at the meeting. Regardless of whether you plan to attend the annual meeting, we hope you will vote as soon as possible. We encourage you to read the proxy statement and cast your vote promptly. You may vote by telephone or over the Internet, or by completing, signing, dating and returning the enclosed proxy card or voting instruction card if you requested or received printed proxy materials.
We appreciate your continued confidence in and support of Macy’s, Inc.
Sincerely,
JEFF GENNETTE
Chairman and Chief Executive Officer
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE CAST YOUR VOTE PROMPTLY.

MACY’S, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Date and Time:	May 18, 2018 11:00 a.m. (Eastern Time)
Place:	Macy’s, Inc. Corporate Office, 7 West Seventh Street, Cincinnati, Ohio 45202
Items of Business:
1.
Elect 10 members of Macy’s board of directors named and for the term described in this Proxy Statement;

2.
Ratify the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending February 2, 2019;

3.
Hold an advisory vote approving the compensation of our named executive officers;

4.
Approve the Macy’s, Inc. 2018 Equity and Incentive Compensation Plan; and

5.
Transact any other business as may properly come before the meeting or any postponement or adjournment of the meeting.

Record Date:	You must be a shareholder of record as of the close of business on March 23, 2018 to attend and vote at the Annual Meeting of Shareholders and any adjournment thereof.
Proxy Voting:	You may vote your shares in one of the following ways: (1) in person at the Annual Meeting; (2) by telephone at 1-800-690-6903; (3) over the Internet at www.proxyvote.com; (4) by mailing your completed proxy to Macy’s, Inc. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If your shares are held in “street name” with a broker or similar party, you have a right to direct that organization on how to vote the shares held in your account. You will need to contact your broker to determine whether you will be able to vote using one of these alternative methods.
Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning the proxy card as promptly as possible, or by voting by telephone or over the Internet, prior to the Annual Meeting to ensure that your shares will be represented at the Annual Meeting.
Annual Meeting Admission:	For security reasons, a picture identification will be required if you attend the Annual Meeting. We reserve the right to exclude any person whose name does not appear on our official shareholder list as of the Record Date. If you hold shares in “street name,” you must bring a letter from your broker, or a current brokerage statement, to indicate that the broker is holding shares for your benefit. We also reserve the right to request any person leave the Annual Meeting who is disruptive, refuses to follow the rules established for our meeting or for any other reason. Cameras, recording devices and other electronic devices, signs and placards will NOT be permitted at the meeting.
By Order of the Board of Directors,
Elisa D. Garcia
Secretary
April 4, 2018
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 18, 2018. The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended February 3, 2018 are available at www.proxyvote.com and www.macysinc.com.

PROXY STATEMENT
The Notice of Annual Meeting of Shareholders, this proxy statement, our Annual Report on Form 10-K for the fiscal year ended February 3, 2018 (fiscal 2017) and a proxy card or voting instruction card are being mailed to, or can be accessed online by, shareholders on or about April 4, 2018.

PROXY SUMMARY
This summary highlights certain information contained elsewhere in our proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.
ANNUAL MEETING OF SHAREHOLDERS
Time and date:	11:00 a.m., Eastern Time, on May 18, 2018
Place:	Macy’s, Inc., 7 West Seventh Street, Cincinnati, OH 45202
Record date:	March 23, 2018
How to vote:	You may vote in person at the annual meeting, by telephone at 1-800-690-6903, over the Internet at www.proxyvote.com, or by mail addressed to Macy’s, Inc. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Common shares outstanding as of record date:	305,949,839 shares
VOTING MATTERS
Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  1

CORPORATE GOVERNANCE HIGHLIGHTS
We believe that good governance is integral to achieving long-term shareholder value. We are committed to governance policies and practices that serve the interests of the Company and its shareholders. Our corporate governance policies and practices include:

Highlights of Corporate Governance
	Page		Page
✓ 9 of 10 Director Nominees are Independent	3	✓ Lead Independent Director	13
✓ Annual Board and Committee Evaluations	17	✓ Majority Voting in Uncontested Director Elections	82
✓ Annual Election of All Directors	5	✓ No Shareholder Rights Plan	n/a
✓ Board and Committee Oversight of Risk	14	✓ Policy Prohibiting Pledging and Hedging Ownership of Macy’s Stock	24; 54
✓ Confidential Voting	81	✓ Proxy Access	83
✓ Director Resignation Policy	22	✓ Regular Executive Session of Independent Directors	13
✓ Director Retirement Policy	21	✓ Share Ownership Guidelines for Directors and Executive Officers	24; 53
✓ Diverse Board in Terms of Gender, Ethnicity, Experience and Skills	3	✓ Single Voting Policy	81
✓ Independent Board Committees	15
2  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

NOMINEES FOR DIRECTOR (page 5)
Name	Age	Director Since	Independent	Principal Occupation	Committee Memberships	Other Public Directorships
Francis S. Blake	68	2015	✓	Former Chairman and CEO of The Home Depot, Inc.	• Compensation and Management Development • Nominating and Corporate Governance	• Delta Air Lines, Inc. • The Procter & Gamble Company
John A. Bryant	52	2015	✓	Former Chairman, President and CEO of Kellogg Company	• Audit (Chair) • Finance
Deirdre P. Connelly	57	2008	✓	Former President, North American Pharmaceuticals of GlaxoSmithKline	• Compensation and Management Development • Nominating and Corporate Governance	• Lincoln Financial Corporation • Genmab A/S
Jeff Gennette	56	2016		Chairman of the Board and CEO of Macy’s, Inc.
Leslie D. Hale	45	2015	✓	COO, CFO and Executive Vice President of RLJ Lodging Trust	• Audit • Finance
William H. Lenehan	41	2016	✓	President and CEO of Four Corners Property Trust, Inc.	• Audit • Finance	• Four Corners Property Trust, Inc.
Sara Levinson	67	1997	✓	Co-Founder and Director of Katapult	• Compensation and Management Development • Nominating and Corporate Governance	• Harley Davidson, Inc.
Joyce M. Roché	71	2006	✓	Former President and CEO of Girls Incorporated	• Audit • Nominating and Corporate Governance (Chair)	• AT&T, Inc. • Tupperware Corporation
Paul C. Varga	54	2012	✓	Chairman and CEO of Brown-Forman Corporation	• Compensation and Management Development (Chair) • Finance	• Brown-Forman Corporation
Marna C. Whittington	70	1993	✓	Former CEO of Allianz Global Investors Capital	• Audit • Finance (Chair)	• Oaktree Capital Group, LLC • Phillips 66
Our director nominees provide an effective mix of experience and fresh ideas, as well as gender, age and ethnic diversity.
TENURE (# years)
<5	5 to <10	10 to <20	≥20
Blake	Varga	Connelly	Levinson
Bryant		Roché	Whittington
Gennette
Hale
Lenehan
AGES (# years)
<50	50 to <60	60 to <70	≥70
Hale	Bryant	Blake	Roché
Lenehan	Connelly	Levinson	Whittington
Gennette
Varga

ETHNIC DIVERSITY
African-American:	2
Hispanic:	1
GENDER
Female	Male
5	5

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  3

EXECUTIVE COMPENSATION PROGRAM
Pay packages for our named executive officers consist of salary, annual and long-term incentive opportunities and other benefits. Our executive compensation program, methodology for setting pay opportunities and approving actual payouts are discussed in the Compensation Discussion & Analysis (CD&A), beginning on page 40.

Pay-for-Performance Compensation Mix (page 40)
A majority (87% and 75%, respectively) of our CEO’s and other named executive officers’ annual targeted total direct compensation (salary, annual incentive and grant date fair value of long-term incentive awards) for fiscal
2017 was variable and tied to financial performance, corporate objectives and/or stock price performance (see page 42).

Pay-for-Performance Alignment
In making decisions regarding the compensation opportunities and amounts earned by our named executive officers in fiscal 2017, the Compensation and Management Development (“CMD”) Committee took into account our performance results, including our results versus internal goals and relative to industry competitors, as well as the broad economic climate in which the Company operated.
•
Annual incentive award. Annual incentive award payouts for fiscal 2017 performance were subject to achievement of pre-determined targeted levels of three key performance metrics included in our annual business plan, Adjusted EBIT, sales and cash flow, and five strategic initiatives in support of the North Star strategies. The Company achieved performance between target and outstanding levels for the Adjusted EBIT, sales metric and the Strategic

Initiatives and above outstanding for the cash flow metric. This performance resulted in incentive award payments to the named executive officers of approximately 141% of their targeted annual incentive opportunity (see page 49).
•
Vesting of PRSUs. Vesting of performance-based restricted stock units (PRSUs) granted in fiscal 2015 was subject to financial performance over the three-year (fiscal 2015-2017) performance period with respect to four performance metrics – cumulative Adjusted EBITDA, average Adjusted EBITDA margin, average ROIC and relative total shareholder return (TSR). Actual performance fell below threshold levels, resulting in 0% of the targeted number of PRSUs being earned and therefore forfeited (see page 53).

4  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

ITEM 1. ELECTION OF DIRECTORS
In accordance with the recommendation of the Nominating and Corporate Governance (“NCG”) Committee, the Board has nominated the following individuals for election as directors. Each nominee is currently a member of the Board. If elected, each nominee will serve for a one-year term that will expire at our annual meeting of shareholders in 2019 or until his or her successor is duly elected and qualified.
Information regarding the director nominees is set forth below. Ages are as of March 23, 2018. The criteria considered and process undertaken by the NCG
Committee in recommending qualified director candidates is described under “Further Information Concerning the Board of Directors – Director Nomination and Qualifications.”
Each nominee has agreed to serve if elected. If any nominee becomes unavailable to serve before the annual meeting, the Board may designate a substitute nominee and the persons named as proxies may, in their discretion, vote your shares for the substitute nominee. Alternatively, the Board may reduce the number of directors to be elected at the annual meeting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION
OF EACH OF THE NOMINEES NAMED BELOW, AND YOUR
PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.
NOMINEES FOR ELECTION AS DIRECTORS:
Francis S. Blake

Current and Past Positions:
•
Chairman of The Home Depot, Inc. from January 2007 until his retirement in February 2015.

•
Chief Executive Officer of The Home Depot, Inc. from January 2007 to November 2014.

•
Vice Chairman of The Home Depot, Inc. from October 2006 to January 2007.

•
Executive Vice President – Business Development and Corporate Operations of The Home Depot, Inc. from 2002 to January 2007. In this position, Mr. Blake was responsible for the company’s real estate, store construction, credit services, strategic business development, growth initiatives, and international and home services businesses.

•
Prior to his affiliation with The Home Depot, Mr. Blake served in a variety of executive positions at General Electric Company from 1992 to May 2001, including as Senior Vice President, Corporate Business Development in charge of all worldwide mergers, acquisitions and dispositions and identification of strategic growth opportunities.

•
U.S. Deputy Secretary of Energy from May 2001 to March 2002.

Key Qualifications, Experience and Attributes:
Mr. Blake has extensive leadership experience and expertise as a former Chief Executive Officer and senior executive of large publicly-traded companies with global operations. He has extensive background in strategy and general management of large organizations and significant knowledge of the retail consumer industry, supply chain, merchandising, customer service, growth initiatives, and evolving market practices. Mr. Blake has several years of valuable experience as a public company board member and expertise in finance, risk management, strategy and governance through his service on board committees.

Former Chairman and Chief Executive Officer of The Home Depot, Inc.
Age: 68
Director Since: November 2015
Committees:
•
CMD

•
NCG

Other Current Directorships:
•
Delta Air Lines, Inc.

•
The Procter & Gamble Company

Other Previous Directorships During Last Five Years:
•
The Home Depot, Inc. (until 2015)

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  5

John A. Bryant

Current and Past Positions:
•
Former Chairman of the Board of Kellogg Company from July 2014 to March 2018.

•
Retired as President and Chief Executive Officer of Kellogg Company on October 1, 2017 having served in that role since January 2011.

•
Member of the Board of Kellogg Company from July 2010 to March 2018.

•
Held various operating roles, including President Kellogg International, President Kellogg North America, and Chief Operating Officer, Kellogg Company, from December 2006 through January 2011.

•
Chief Financial Officer of Kellogg Company from February 2002 until June 2004 and again from December 2006 through December 2009.

•
Mr. Bryant joined Kellogg Company in 1998 and was promoted during the next four years to a number of key financial and executive leadership roles.

•
Mr. Bryant has also been a trustee of the W. K. Kellogg Foundation Trust since 2015.

Key Qualifications, Experience and Attributes:
Mr. Bryant has many years of leadership experience and expertise as a Chief Executive Officer, Chief Financial Officer and senior executive of a large public company with global operations. He has extensive knowledge and expertise in accounting and financial matters, branded consumer products and consumer dynamics, crisis management, international markets, people management, the retail environment and strategy and strategic planning. In addition, Mr. Bryant has several years of valuable experience as a public company board member.

Former Chairman, President and Chief Executive Officer of Kellogg Company
Age: 52
Director Since: March 2015
Committees:
•
Audit (chair)

•
Finance

Other Previous Directorships During Last Five Years:
•
Kellogg Company

Deirdre P. Connelly

Current and Past Positions:
•
President, North American Pharmaceuticals of GlaxoSmithKline, a global pharmaceutical company, from February 2009 until her retirement in February 2015.

•
President – U.S. Operations of Eli Lilly and Company from June 2005 to January 2009.

•
Senior Vice President – Human Resources of Eli Lilly and Company from October 2004 to June 2005.

•
Executive Director, Human Resources – U.S. Operations of Eli Lilly and Company from 2003 to October 2004.

•
Leader, Women’s Health Business – U.S. Operations of Eli Lilly and Company from 2001 to 2003.

Key Qualifications, Experience and Attributes:
Ms. Connelly has many years of leadership experience and expertise as a senior executive of large publicly-traded companies with global operations. She has extensive knowledge and expertise in strategy, operations, product development, brand marketing and merchandising. In addition, as a former Human Resources executive, Ms. Connelly also has valuable insight in managing a large-scale, diverse workforce.

Former President, North American Pharmaceuticals of GlaxoSmithKline
Age: 57
Director since: January 2008
Committees:
•
CMD

•
NCG

Other Current Directorships:
•
Lincoln National Corporation

•
Genmab A/S

6  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

Jeff Gennette

Current and Past Positions:
•
Chief Executive Officer of Macy’s, Inc. since March 2017, Chairman of the Board of Macy’s, Inc. since January 2018.

•
President of Macy’s, Inc. from March 2014 through August 2017.

•
Chief Merchandising Officer from February 2009 through March 2014.

•
Chairman and Chief Executive Officer of Macy’s West in San Francisco from February 2008 through February 2009.

•
Chairman and Chief Executive Officer of Seattle-based Macy’s Northwest from February 2006 through February 2008.

Key Qualifications, Experience and Attributes:
Mr. Gennette has over three decades of experience with Macy’s which gives him unique insights to Macy’s strategy and operations. Mr. Gennette began his retail career in 1983 as an executive trainee at Macy’s West. Mr. Gennette has deep knowledge of marketing, merchandising, risk management and e-commerce with a particular focus on the Macy’s customer.

Chairman and Chief Executive Officer of Macy’s, Inc. Age: 56 Director since: June 2016
Leslie D. Hale

Current and Past Positions:
•
Executive Vice President, Chief Operating Officer and Chief Financial Officer of RLJ Lodging Trust, a publicly-traded lodging real estate investment trust, since August 2016.

•
Chief Financial Officer, Treasurer and Executive Vice President of RLJ Lodging Trust, from February 2013 to July 2016.

•
Chief Financial Officer, Treasurer and Senior Vice President of RLJ Lodging Trust from May 2011 through January 2013.

•
Chief Financial Officer and Senior Vice President of Real Estate and Finance of RLJ Development from September 2007 until the formation of RLJ Lodging Trust in 2011.

•
Vice President of Real Estate and Finance for RLJ Development from 2006 to September 2007.

•
Director of Real Estate and Finance of RLJ Development from 2005 to 2006.

•
From 2002 to 2005, Mrs. Hale held several positions within the global financial services divisions of General Electric Corp., including as a Vice President in the business development group of GE Commercial Finance, and as an Associate Director in the GE Real Estate strategic capital group. Prior to that, she was an investment banker at Goldman, Sachs & Co.

Key Qualifications, Experience and Attributes:
Mrs. Hale has many years of leadership experience and expertise as a senior executive of large public companies. She has extensive knowledge and experience in a wide range of financial disciplines, including corporate finance, treasury, real estate and business development. In addition, through her positions with RLJ Lodging Trust, General Electric and Goldman Sachs, Mrs. Hale also has expertise in investor relations, risk management, long-term strategic planning and mergers and acquisitions.

Chief Operating Officer, Chief Financial Officer and Executive Vice President of RLJ Lodging Trust Age: 45 Director since: January 2015 Committees: • Audit • Finance

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  7

William H. Lenehan

Current and Past Positions:
•
President and Chief Executive Officer of Four Corners Property Trust, Inc., a real estate investment trust, since August 2015.

•
Special Advisor to the Board of Directors of EVOQ Properties, Inc., an owner of a substantial portfolio of development assets in downtown Los Angeles, California, from June 2012 to 2014.

•
Interim Chief Executive Officer of MI Developments, Inc. (now known as Granite Real Estate Investment Trust), a real estate operating company with a global net lease portfolio, from June 2011 to December 2011.

•
Investment Professional at Farallon Capital Management LLC, a global institutional asset management firm, from August 2001 to February 2011. At Farallon Capital Management, Mr. Lenehan was involved with numerous public and private equity investments in the real estate sector.

Key Qualifications, Experience and Attributes:
Mr. Lenehan has many years of investment and leadership experience in the real estate industry, both in public companies and private assets. Specifically, Mr. Lenehan has relevant experience in monetizing real estate held by operating companies. Mr. Lenehan has several years of valuable experience as a public company executive and board member and expertise in strategy, finance and corporate governance through his service on board committees.

President and Chief Executive Officer of Four Corners Property Trust, Inc.
Age: 41
Director since: April 2016
Committees:
•
Audit

•
Finance

Other Current Directorships:
•
Four Corners Property Trust, Inc.

Other Previous Directorships During Last Five Years:
•
Darden Restaurants, Inc. (until 2015)

•
Gramercy Property Trust Inc. (until 2015)

•
Stratus Properties, Inc. (until 2015)

Sara Levinson

Current and Past Positions:
•
Co-Founder and a Director of Katapult (formerly known as Kandu), a digital entertainment company making products for today’s creative generation, since April 2013.

•
Non-Executive Chairman of ClubMom, Inc., an online social networking community for mothers, from October 2002 until February 2008.

•
Chairman and Chief Executive Officer of ClubMom from May 2000 through September 2002.

•
President of the Women’s Group of publisher Rodale, Inc. from October 2002 until June 2005.

•
President of NFL Properties, Inc. from September 1994 through April 2000, where she oversaw a $2 billion consumer products and e-commerce division, corporate sponsorship, marketing, special events, club services and publishing.

Key Qualifications, Experience and Attributes:
Ms. Levinson has many years of leadership experience and expertise as a former senior executive of several major consumer-oriented companies in the publishing, entertainment, and sports licensing industries. She has extensive knowledge and expertise in marketing, merchandising and trademark licensing. In addition, she has expertise in social networking, e-commerce and technology innovation. Ms. Levinson has several years of valuable experience as a public company board member and expertise in strategy, governance and executive compensation through her service on board committees.

Co-Founder and a Director of Katapult Age: 67 Director since: May 1997 Committees: • CMD • NCG Other Current Directorships: • Harley Davidson, Inc.

8  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

Joyce M. Roché

Current and Past Positions:
•
President and Chief Executive Officer of Girls Incorporated, a national non-profit research, education and advocacy organization, from September 2000 through May 2010.

•
Independent marketing consultant from 1998 to August 2000.

•
President and Chief Operating Officer of Carson, Inc. from 1996 to 1998.

•
Ms. Roché also held senior marketing positions with Carson, Inc., Revlon, Inc. and Avon, Inc.

Key Qualifications, Experience and Attributes:
Ms. Roché has extensive leadership experience and expertise as the former Chief Executive Officer of a national nonprofit organization and former senior executive of several consumer products companies. She has extensive knowledge and experience in general management and in the marketing and merchandising areas, as well as financial acumen developed from her executive officer positions. Ms. Roché has several years of valuable experience as a public company board member and expertise in risk, accounting, executive compensation and governance through her service on board committees.

Former President and Chief Executive Officer of Girls Incorporated
Age: 71
Director since: February 2006
Committees:
•
Audit

•
NCG (chair)

Other Current Directorships:
•
AT&T, Inc.

•
Tupperware Corporation

Other Previous Directorships During Last Five Years:
•
Dr. Pepper Snapple Group

Paul C. Varga

Current and Past Positions:
•
Chairman of Brown-Forman Corporation, a spirits and wine company, since August 2007 and Chief Executive Officer since 2005.

•
President and Chief Executive Officer of Brown-Forman Beverages (a division of Brown-Forman Corporation) from 2003 to 2005.

•
Global Chief Marketing Officer for Brown-Forman Spirits from 2000 to 2003.

Key Qualifications, Experience and Attributes:
Mr. Varga has many years of leadership experience and expertise as the Chief Executive Officer of a global, publicly-traded consumer products company. He has extensive knowledge and experience in corporate finance, strategy, building brand awareness, product development, marketing, distribution and sales. In addition, Mr. Varga has several years of valuable experience as a public company board member.

Chairman and Chief Executive Officer of Brown-Forman Corporation Age: 54 Director since: March 2012 Committees: • CMD (chair) • Finance Other Current Directorships: • Brown-Forman Corporation

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  9

Marna C. Whittington

Current and Past Positions:
•
Chief Executive Officer of Allianz Global Investors Capital, a successor firm of Nicholas Applegate Capital Management, from 2002 until her retirement in January 2012. Allianz Global Investors Capital is a diversified global investment firm.

•
Chief Operating Officer of Allianz Global Investors, the parent company of Allianz Global Investors Capital, from 2001 to 2011.

•
Prior to joining Nicholas Applegate in 2001, Dr. Whittington was Managing Director and Chief Operating Officer of Morgan Stanley Investment Management.

•
Dr. Whittington started in the investment management industry in 1992, joining Philadelphia-based Miller Anderson & Sherrerd.

•
Executive Vice President and CFO of the University of Pennsylvania, from 1984 to 1992. Earlier, she had been first, Budget Director, and later, Secretary of Finance, for the State of Delaware.

Key Qualifications, Experience and Attributes:
Dr. Whittington has many years of leadership experience and expertise as a former Chief Executive Officer and senior executive in the investment management industry. She has extensive knowledge and experience in management, and in financial, investment and banking matters. In addition, Dr. Whittington has several years of valuable experience as a public company board member and expertise in finance, risk, accounting, strategy and governance through her service on board committees.

Former Chief Executive Officer of Allianz Global Investors Capital
Age: 70
Director since: June 1993
Committees:
•
Audit

•
Finance (chair)

Lead Independent Director
Other Current Directorships:
•
Oaktree Capital Group, LLC

•
Phillips 66

10  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

FURTHER INFORMATION CONCERNING
THE BOARD OF DIRECTORS
ATTENDANCE AT MEETINGS
The Board held seven meetings during fiscal 2017. All directors attended more than 75% of the total number of meetings of the Board and Board Committees on which the director served.
We expect our directors to make reasonable efforts to attend the annual meetings of shareholders. All individuals then serving as a Company director attended our most recent annual meeting of shareholders held in May 2017.

COMMUNICATIONS WITH THE BOARD
You may communicate with the full Board, the Audit Committee, the lead independent director, the other Non-Employee Directors, or any individual director by communicating through our Internet website at www.macysinc.com/for-investors/corporate-governance or by mailing the communications to Macy’s, Inc., 7 West Seventh Street, Cincinnati, Ohio 45202, Attn: Chief
Legal Officer. Please indicate to whom the communications are addressed. Communications we receive that relate to accounting, internal accounting controls or auditing matters will be referred to the Audit Committee unless the communication is otherwise addressed. You may communicate anonymously and/or confidentially.

INVESTOR ENGAGEMENT
We communicate regularly with our investors to ensure that both management and the Board understand and consider the issues that matter most to our shareholders. We conducted many outreach programs over the last year, including several investor conferences and analyst meetings as well as other meetings with the investor community, one-on-one or small group meetings, and telephone calls to discuss the Company’s strategy and performance, governance and business matters and other topics. These discussions involved members of senior management and, as appropriate, our lead independent director. We offer shareholders a variety of avenues to communicate with the Company and members of the Board, including through our investor relations website, our quarterly earnings webcasts, and our annual shareholders meeting. We value dialogue with our shareholders and believe such communications help ensure that we understand the perspectives of our many stakeholders.

DIRECTOR INDEPENDENCE
Our Corporate Governance Principles require that a majority of the Board consist of directors who the Board has determined do not have any material relationship with Macy’s and are independent. The Board has adopted Standards for Director Independence to assist the Board in determining director independence. These standards, disclosed on our website at www.macysinc.com/for-investors/corporate-governance, are as follows:
•
The director may not be (and may not have been within the preceding 36 months) an employee and no member of the director’s immediate family may be (and may not have been within the preceding 36 months) an executive officer of Macy’s or any of its subsidiaries. For purposes of these standards, “immediate family” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

•
Neither the director nor any member of his or her immediate family receives, or has received during any 12-month period within the preceding 36 months, direct compensation of more than $120,000 per year from Macy’s or any of its subsidiaries (other than director and committee fees and pension or other forms of deferred compensation for prior service that is not contingent on continued service or, in the case of an immediate family member, compensation for service as a non-executive employee).

•
(A) The director is not a current partner or employee of a firm that is Macy’s internal or external auditor; (B) no member of the director’s immediate family is a current partner of such a firm; (C) no member of the director’s immediate family is an employee of such a firm and personally works on Macy’s audit; or (D) neither the director nor any member of his or her immediate family was within the last three years a partner or employee of such a firm and personally worked on Macy’s audit within that time.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  11

•
The director is not a current employee and no member of his or her immediate family is a current executive officer of a company that makes payments to, or receives payments from, Macy’s for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

•
The director does not serve as an executive officer of a charitable or non-profit organization to which Macy’s has made contributions that, in any of the last three fiscal years, exceed the greater of $1 million or 2% of the charitable or non-profit organization’s consolidated gross revenues.

•
Neither the director nor a member of the director’s immediate family is employed as an executive officer (and has not been so employed for the preceding 36 months) by another company where any of Macy’s present executive officers at the same time serves or served on that company’s compensation committee.

The Board has determined that each of the following Non-Employee Director nominees qualifies as independent under New York Stock Exchange (“NYSE”) rules and satisfies our Standards for Director Independence: Francis Blake, John Bryant, Deirdre
Connelly, Leslie Hale, William Lenehan, Sara Levinson, Joyce Roché, Paul Varga and Marna Whittington.
To assist the Board in making that determination, the NCG Committee reviewed, among other things, each director’s employment status and other board commitments and, where applicable, each director’s (and his or her immediate family members’) affiliation with consultants, service providers or suppliers of the Company. With respect to each Non-Employee Director, the NCG Committee determined that either the director was not providing goods or services to the Company or that the amounts involved fell below the monetary thresholds set forth in the Standards for Director Independence.
Annie Young-Scrivner served as a Director until her resignation in August 2017. Ms. Young-Scrivner accepted the position of Chief Executive Officer of Godiva Chocolatier, Inc. effective September 2017. In accordance with Macy’s Board policy, she was required to offer to resign from the Board following the change in her employment status. The NCG Committee determined that she would no longer be independent under our Standards for Director Independence based on her employment with Godiva Chocolatier and recommended to the Board that it accept her resignation.

BOARD LEADERSHIP STRUCTURE
Our Corporate Governance Principles provide that the Board is free to elect its Chairman and the Chief Executive Officer (CEO) in the manner the Board considers in the best interests of the Company at any given point in time and that these positions may be held by one individual or by two different individuals. Our Corporate Governance Principles also provide that when the Chairman is not an independent director, the Board will designate a lead independent director.
Our Chairman and CEO functions have historically been performed by a single individual. In March 2017 the Board elected Mr. Gennette as Chief Executive Officer and determined that Mr. Lundgren, who had served as Chairman and CEO until his retirement as CEO in March 2017, would retain the Chairman of the Board title as part of the Board’s succession plan that included Mr. Gennette’s election as President in 2014. This structure enabled Mr. Gennette to focus on executing the corporate strategies and provided him with the continued counsel of Mr. Lundgren. Mr. Lundgren retired from the Board of Directors effective January 31, 2018 and the Board appointed Mr. Gennette to the additional position of Chairman of the Board. The Board believes that this combined leadership model has worked well in the past and, when combined with the current composition of the Board, the use of a lead independent director and the other elements of our corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent and effective oversight of our business and affairs.
Mr. Gennette is an experienced retail executive and long-time employee with several years of board experience. As CEO of the Company he bears the primary responsibility of developing corporate strategy and managing our day-to-day business operations. As a board member, he understands the responsibilities and duties of a director and is well positioned to chair regular Board meetings, provide direction to management regarding the needs, interests and opinions of the Board and help ensure that key business issues and shareholder matters are brought to the attention of the Board. Having Mr. Gennette serve as both CEO and Chairman promotes unified leadership and direction for the Board and management. We have strong corporate governance structures and processes that are intended to ensure that our independent directors will continue to effectively oversee management and key issues such as strategy, risk and integrity. Each of the committees of the Board is comprised solely of independent directors. Consequently, independent directors oversee such critical matters as the integrity of our financial statements, the compensation of management executives, including the CEO, financial commitments for capital projects, the selection and annual evaluation of

12  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

directors, and the development and implementation of corporate governance programs.
The Board and each Board committee has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate. The Non-Employee
Directors, all of whom are independent, meet in executive session without management either before or after all regularly scheduled Board and Board committee meetings to discuss various issues and matters of concern to the Board and/or Board committee, including the effectiveness of management, our performance and our strategic plans.

LEAD INDEPENDENT DIRECTOR
In December 2015, the Board determined to transition from a presiding director structure to a lead independent director, with significantly greater duties and responsibilities than the presiding director. Marna
Whittington, who was our presiding director, has been designated as the lead independent director for a term ending in May 2019.

The Board has adopted a Lead Independent Director Policy. Under this policy, the lead independent director has the following responsibilities:
Functions as Liaison with the Chairman and/or the CEO	Board Membership and Performance Evaluation

•
Serves as liaison between the independent directors and the Chairman and/or the CEO (although all directors have direct and complete access to the Chairman and/or CEO at any time as they deem necessary or appropriate).

• Provides input, when appropriate, to the chair of the NCG Committee with respect to the annual Board and committee evaluation process.
• Communicates Board member feedback to the Chairman and/or CEO.	• Advises the NCG Committee and Chairman on the membership of the various Board committees and the selection of committee chairpersons.
Meetings of Independent Directors	Shareholder Communication
• Has the authority to call meetings of the independent directors.	• Is regularly apprised of inquiries from shareholders and involved in correspondence responding to these inquiries when appropriate.
• Approves the agenda for executive sessions of the independent directors.	• If requested by shareholders or other stakeholders, ensures that he/she is available, when appropriate, for consultation and direct communication.
Presides at Executive Sessions/Committee Meetings	Approves Appropriate Provision of Information to the Board Such as Board Meeting Agendas and Schedules
• Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors.
•
Consults with the Chairman on, and approves when appropriate, the information sent to the Board, including the quality, quantity and timeliness of such information, as well as approving meeting agendas.

• Facilitates the Board’s approval of the number and frequency of Board meetings, and approves meeting schedules to ensure that there is sufficient time for discussion of all agenda items.
The lead independent director is selected from among the Non-Employee Directors. The chair of the NCG Committee and management discuss candidates for the lead independent director position, taking into account the same types of criteria considered when discussing candidates for the chair of Board committees (including, among other things, tenure, previous service as a Board committee chair, diverse experience, participation in and contributions to activities of the Board and time commitment). The chair of the NCG Committee recommends for consideration by the NCG Committee a nominee for lead independent director every two years at

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its regularly scheduled meeting in May (or as otherwise required to address any vacancy in the position). If the NCG Committee approves the nominee, it will recommend that the Board elect the nominee as lead independent director at its next regularly scheduled meeting.

RISK OVERSIGHT
Enterprise Risk Assessment
We have an enterprise risk management program pursuant to which enterprise risks are identified and prioritized. At committee and Board meetings throughout the year, management discusses the risk exposures identified as being most significant to the Company and actions that management may take to monitor the exposures. The Audit Committee, in particular, discusses with management the risk assessments and risk management policies relating to a variety of risks, including certain financial, operational, IT and compliance risks. The chairman of the Audit Committee updates the full Board on these discussions.
The Audit Committee, and the full Board when appropriate, receives regular updates from management on IT security, internal and external security reviews, data protection, risk assessments, breach preparedness and response plans in overseeing our cybersecurity risk management program.

Compensation Risk Assessment
The CMD Committee considers risks associated with our compensation programs. As part of its ongoing advisory role to the CMD Committee, the CMD Committee’s independent executive compensation consultant, Frederic W. Cook & Co., Inc., referred to as FW Cook, continually evaluates the potential for unintended risk associated with the design of our executive compensation program.
At the direction of the CMD Committee, FW Cook completed a comprehensive review of our compensation programs in fiscal 2010, as well as updated assessments every year thereafter, to determine whether potential risk existed and whether there were design factors that mitigated potential risk areas. Following each review, including the review carried out in fiscal 2017, FW Cook concluded that our compensation programs are well-designed and do not encourage behaviors that could create material risk for the Company. FW Cook also noted that there are a number of features in our programs that mitigate risk and protect against perverse behavior and the potential for unintended consequences.
In reaching this conclusion, FW Cook noted the following features of our compensation programs:
•
Pay philosophy, peer group and market positioning are appropriate in light of our business model and size relative to our peer group of companies.

•
The programs have an appropriate degree of balance with respect to the mix of cash and equity compensation and measure performance against both annual and multi-year standards.
•
Performance goals are set at levels that are sufficiently high to encourage strong performances and support the resulting compensation expense, but within reasonably attainable parameters to discourage pursuit of excessively risky business strategies.

•
The performance metrics focus participants on profitable growth, asset efficiency and sustainable long-term shareholder value creation, thereby holding management accountable to achievement of key operational and strategic priorities that support our short- and long-term strategic objectives.

•
The CMD Committee has the ability to reduce amounts earned under the annual incentive program to reflect a subjective evaluation of the quality of earnings, individual performance and other factors that should influence earned compensation.

•
Meaningful risk mitigators are in place, including substantial stock ownership guidelines, the three-year relative TSR performance goal in the performance share program, compensation clawback provisions, anti-hedging/pledging policies, independent CMD Committee oversight, and the engagement of an independent consultant that does no other work for the Company or management.

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COMMITTEES OF THE BOARD
The following standing committees of the Board were in existence throughout fiscal 2017: Audit Committee, Compensation and Management Development (CMD) Committee, Finance Committee, and Nominating and Corporate Governance (NCG) Committee.
Audit Committee
Number of Meetings in Fiscal 2017: 4
The Audit Committee was established in accordance with the applicable requirements of the Securities Exchange Act of 1934 and the NYSE. Its charter is available on our website at www.macysinc.com/for-investors/corporate-governance. All current members of the Audit Committee are independent under our Standards for Director Independence and the NYSE independence standards, as well as applicable SEC rules. The Board has determined that all members are financially literate for purposes of NYSE listing standards, and that Mr. Bryant qualifies as an “audit committee financial expert” because of his business experience, understanding of generally accepted accounting principles and financial statements, and educational background.
The responsibilities of the Audit Committee include:
•
reviewing the professional services provided by our independent registered public accounting firm and the independence of the firm;

•
reviewing the scope of the audit;

•
reviewing and approving any proposed non-audit services by our independent registered public accounting firm;

•
reviewing our annual financial statements, systems of internal controls, and legal compliance policies and procedures;

•
discussing our risk assessment and risk management policies;

•
monitoring the functions of our Compliance and Ethics organization; and

•
reviewing with members of our internal audit staff the internal audit department’s staffing, responsibilities and performance, including its audit plans and audit results.

See “Report of the Audit Committee” for further information regarding certain reviews and discussions undertaken by the Audit Committee.

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Compensation and Management Development Committee
Number of Meetings in Fiscal 2017: 7
The charter for the CMD Committee is available on our website at www.macysinc.com/for-investors/corporate-governance. All current members of the CMD Committee are independent under our Standards for Director Independence and the NYSE independence standards, as well as applicable SEC rules, are “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and are “outside directors” under Section 162(m) of the Internal Revenue Code.
The responsibilities of the CMD Committee include:
•
recommending to the Board for our chief executive officer, and determining for other executive officers, their annual compensation opportunity including salary, target bonus and target equity compensation;

•
administering our incentive and equity plans, including (i) establishing annual or long-term performance goals and objectives and threshold and maximum annual or long-term incentive awards for the executive officers, (ii) determining whether and the extent to which annual and/or long-term performance goals and objectives have been achieved, and (iii) recommending or determining related annual and/or long-term incentive award payouts for our CEO and other executive officers, respectively;

•
reviewing and approving any proposed severance, termination or retention plans, agreements or payments applicable to, any of our executive officers;

•
advising and consulting with management regarding our employee benefit programs; and

•
establishing executive succession plans, including plans in the event of an emergency, resignation or retirement.

Finance Committee
Number of Meetings in Fiscal 2017: 6
The charter for the Finance Committee is available on our website at www.macysinc.com/for-investors/corporate-governance. All current members of the Finance Committee are independent under our Standards for Director Independence.
The responsibilities of the Finance Committee include:
•
reviewing and approving capital projects and other financial commitments above $25 million and below $50 million, reviewing and making recommendations to the Board with respect to approval of all such projects and commitments of  $50 million and above, and reviewing and tracking the actual progress of approved capital projects against planned projections;

•
reporting to the Board on potential transactions affecting our capital structure, such as financings, refinancings and issuance, redemption or repurchase of debt or equity securities;

•
reporting to the Board on potential material changes in our financial policy or structure;

•
reviewing and approving the financial considerations relating to acquisitions of businesses and operations involving projected costs, and sales or other dispositions of assets, real estate and other property, above $25 million and below $50 million, and recommending to the Board on all such transactions involving projected costs or proceeds of  $50 million and above; and

•
reviewing the management and performance of our retirement plans.

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Nominating and Corporate Governance Committee
Number of Meetings in Fiscal 2017: 6
The charter for the NCG Committee is available on our website at www.macysinc.com/for-investors/corporate-governance. All current members of the NCG Committee are independent under our Standards for Director Independence and the NYSE independence standards, as well as applicable SEC rules.
The responsibilities of the NCG Committee include:
•
identifying and screening candidates for Board membership;

•
proposing nominees for election to the Board by shareholders at annual meetings;

•
reviewing and recommending modifications to our Corporate Governance Principles;

•
overseeing the annual evaluation of and reporting to the Board on the performance and effectiveness of the Board and its committees, and recommending to the Board any changes concerning the composition, size, structure and activities of the Board and its committees;

•
reviewing, reporting and recommending to the Board with respect to director compensation and benefits; and

•
considering possible conflicts of interest of Board members and management and making recommendations to prevent, minimize, or eliminate such conflicts of interest.

The NCG Committee reviews our director compensation program periodically. To help it perform its responsibilities, the NCG Committee makes use of company resources, including members of senior management in our human resources and legal departments. The NCG Committee also engages the services of an independent outside compensation consultant to assist the Committee in assessing the competitiveness and overall appropriateness of our director compensation program.

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DIRECTOR NOMINATION AND QUALIFICATIONS
Our By-Laws provide that director nominations may be made by or at the direction of the Board. The NCG Committee is charged with identifying individuals qualified to become Board members and recommending such individuals to the Board for its consideration. The NCG Committee is authorized to employ third-party search firms to identify potential candidates. In evaluating potential candidates, the NCG Committee considers, among other things:
•
personal qualities and characteristics, accomplishments and reputation in the business community;

•
knowledge of the retail industry or other industries relevant to our business;

•
relevant experience and background that would benefit the Company;

•
ability and willingness to commit adequate time to Board and committee matters;

•
the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to our needs; and

•
diversity of viewpoints, background, experience and demographics.

The NCG Committee also takes into consideration whether particular individuals satisfy the independence criteria set forth in the NYSE listing standards and our Standards for Director Independence, together with any special criteria applicable to service on various standing committees of the Board. The NCG Committee does not have a formal policy with respect to diversity; however, the Board and the NCG Committee believe that it is desirable that Board members represent diversity of gender, race and national origin as well as diversity of viewpoints, background, experience and demographics.
Since 2006, the NCG Committee has retained an independent director search firm, Heidrick & Struggles, to identify and evaluate potential director candidates. The firm provides background information on potential candidates and, if so directed by the NCG Committee, makes initial contact with potential candidates to assess their interest in becoming a director of Macy’s. The NCG Committee members, the CEO and, at times, other members of the Board and/or senior management meet with and interview the potential candidates.
The NCG Committee generally identifies nominees by first determining whether the current members of the Board continue to provide the appropriate mix of knowledge, skills, judgment, experience, differing viewpoints and other qualities necessary to the Board’s ability to oversee and direct the business and affairs of the Company. The Board generally nominates for re-election current members of the Board who are willing to continue in service, collectively satisfy the criteria listed above and are available to devote sufficient time and attention to the affairs of the Company. When the NCG Committee seeks new candidates for director, it seeks individuals with qualifications that will complement the experience, skills and perspectives of the other members of the Board. The full Board (a) considers candidates that the NCG Committee recommends, (b) considers the optimum size of the Board, (c) determines how to address any vacancies on the Board, and (d) determines the composition of all Board committees.
Below we identify and describe the key experience, qualifications and skills the NCG Committee and Board consider in concluding a director is qualified to serve as a director of the Company. The experience, qualifications, attributes and skills that the Board considered in the re-nomination of our directors are reflected in their individual biographies beginning on page 5 and the skills matrix beginning on page 20. The matrix is a summary; it does not include all of the skills, experiences and qualifications that each director nominee offers, and the fact that a particular experience, skill or qualification is not listed does not mean that a director does not possess it.

18  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

• Leadership Experience:
Directors with experience in significant senior leadership positions with large organizations over an extended period provide the Company with special insights. Strong leaders bring vision, strategic agility, diverse and global perspectives and broad business insight to the Company. These individuals demonstrate a practical understanding of how large organizations operate, including the importance of succession planning, talent management and how employee and executive compensation is set. They possess skills for managing change and growth and demonstrate a practical understanding of organizations, operations, processes, strategy, risk management and methods to drive growth.
The relevant leadership experience we seek includes a past or current leadership role in a major public company or recognized privately-held entity, especially CEO, president or other senior-level positions; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible nonprofit organization.

• Finance Experience:
An understanding of finance and related reporting processes is important for directors. We measure our operating and strategic performance by reference to financial goals, including for purposes of executive compensation. Accurate financial reporting is critical to our success. Directors who are financially literate are better able to analyze our financial statements, capital structure and complex financial transactions and ensure the effective oversight of the Company’s financial measures and internal control processes.

• Industry Knowledge and Global Business Experience:
We seek to have directors with experience as executives, directors or in other leadership positions in areas relevant to the retail industry on a global scale. We value directors with a global business perspective and those with experience in our high priority areas, including consumer products, customer service, licensing, human resource management and merchandising (including e-commerce and other channels of commerce).

• Sales and Marketing Experience:	Directors with experience in dealing with consumers, particularly in the areas of marketing, marketing-related technology, advertising or otherwise selling products or services to consumers, provide valuable insights to the Company. They understand consumer needs and are experienced in identifying and developing marketing campaigns that might resonate with consumers, the use of technology and emerging and non-traditional marketing media (such as social media, viral marketing and e-commerce), and identifying potential changes in consumer trends and buying habits.
• Technology Experience:	Directors with an understanding of technology as it relates to the retail industry, marketing and/or governance to help the Company focus its efforts in developing and investing in new technologies.
• Real Estate Experience:
Directors with an understanding of real estate investment and development to assist the Company in developing and executing our business strategies to leverage our large portfolio of stores and distribution centers.

• Public Company Board Experience:	Directors who have experience on other public company boards develop an understanding of corporate governance trends affecting public companies and the extensive and complex oversight responsibilities associated with the role of a public company director. They also bring to the Company an understanding of different business processes, challenges and strategies.

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SKILLS MATRIX
Area of Experience	Blake	Bryant	Connelly	Gennette	Hale	Lenehan	Levinson	Roché	Varga	Whittington
Leadership Experience
• CEO/President/senior executive of public company	x	x	x	x	x	x	x	x	x	x
• Senior advisor to leading financial services firm										x
• Senior government position or appointment	x									x
• Senior-level executive position with nonprofit organization								x		x
• Senior-level executive positions with companies that have grown their businesses through mergers and acquisitions	x	x	x	x	x		x	x	x	x
Finance Experience
• Financially literate	x	x	x	x	x	x	x	x	x	x
• Specific experience in investment or banking matters or as a current or former CFO		x			x				x	x
• Has served as an audit committee financial expert		x								x
Industry Knowledge and Global Business Experience
• Senior executive or director of substantial business enterprise engaged in merchandising, licensing, consumer products and/or consumer and customer service	x	x	x	x	x		x	x	x	x
• Experience in human resource management	x	x	x	x					x
Sales and Marketing Experience
• Experience in sales and/or marketing, including use of social media, e-commerce and other alternative channels	x	x	x	x			x	x	x
Technology Experience
• Understanding of technology as it relates to retail and/or marketing	x	x		x			x
• IT Governance
Real Estate Experience
• Senior-level executive position with real estate investment company or developer						x
Public Company Board Experience
• Experience on boards other than Macy’s	x	x	x			x	x	x	x	x
Collectively, the composition of our Board reflects a wide range of viewpoints, background, experience and demographics, and includes individuals from a variety of professional disciplines in the business sectors, with leadership experience at well-regarded commercial enterprises and nonprofit organizations.

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DIRECTOR NOMINATIONS BY SHAREHOLDERS
The NCG Committee will consider candidates for nomination recommended by shareholders of Macy’s and will evaluate such candidates using the same criteria discussed above that it uses to evaluate director candidates identified by the NCG Committee. Shareholders who wish to recommend a candidate for a director nomination should write to the Nominating and Corporate Governance Committee, c/o Elisa D. Garcia, Secretary, Macy’s, Inc., 7 West Seventh Street, Cincinnati, Ohio 45202. The recommendation should include the full name and address of the proposed candidate, a description of the proposed candidate’s qualifications and other relevant biographical information.
Advance Notice By-Law. The advance notice provision of our By-Laws requires that shareholders intending to nominate candidates for election as directors deliver written notice thereof to the Secretary of Macy’s not less than 60 days prior to the meeting of shareholders. However, in the event that the date of the meeting is not publicly announced by the Company by inclusion in a report filed with the SEC, furnished to shareholders, or in a press release more than 75 days prior to the meeting, for notice by the shareholder to be timely, it must be delivered to the Secretary of Macy’s not later than the close of business on the tenth day following the day on which such announcement of the date of the meeting was so communicated. The advance notice provision requires the nominating shareholder to submit specified information concerning itself and the proposed nominee, including ownership information, name and address, and appropriate biographical information about and qualifications of the proposed nominee.
The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with these requirements. Similar procedures prescribed by the By-Laws are applicable to shareholders desiring to bring any other business before an annual meeting of the shareholders. See “Submission of Future Shareholder Proposals.”
Proxy Access By-Law. The proxy access provision in our By-Laws allows an eligible shareholder or group of no more than 20 eligible shareholders that has maintained continuous ownership of 3% or more of our common stock for at least three years to include in our proxy materials for an annual meeting of shareholders a number of director nominees up to the greater of two or 20% of the directors then in office. An eligible shareholder must maintain the 3% beneficial ownership requirement at least until the annual meeting at which the proponent’s nominee will be considered. Proxy access nominees who withdraw or who do not receive at least a 25% vote in favor of election will be ineligible as a nominee for the following two years. If any shareholder proposes a director nominee under our advance notice provision, we are not required to include any proxy access nominee in our proxy statement for the annual meeting.
The proponent is required to provide the information about itself and the proposed nominee(s) that is specified in the proxy access provision of our By-Laws. The required information must be in writing and delivered by personal delivery, overnight express courier or U.S. mail, postage pre-paid, addressed to the Secretary of Macy’s and received not earlier than the close of business on the 150th calendar day and not later than the close of business on the 120th calendar day prior to the one-year anniversary of the mailing date of the previous year’s proxy statement. If the scheduled annual meeting date differs from the anniversary date of the prior year’s annual meeting by more than 30 calendar days, the required information must be in writing and provided to the Secretary of Macy’s not earlier than the close of business on the 120th calendar day prior to the date of the annual meeting and not later than the close of business on the 60th calendar day prior to the annual meeting or, in the event that public announcement of the date of the annual meeting is not made at least 75 calendar days prior to the date of the annual meeting, notice must be received not later than the close of business on the tenth calendar day following the day on which public announcement is first made. For purposes of this By-Law, “close of business” shall mean 5:00 p.m. Eastern Time, on any calendar day, whether or not the day is a business day, and the “principal executive offices” of the Company shall mean 7 West Seventh Street, Cincinnati, Ohio 45202.
We are not required to include any proxy access nominee in our proxy statement if the nomination does not comply with the proxy access requirements of our By-Laws.

RETIREMENT POLICY
Our Corporate Governance Principles provide for a mandatory retirement age for directors of 74. Our directors are required to resign from the Board as of the annual meeting following their 74th birthday.

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RESIGNATION POLICY
The Board does not believe that a Non-Employee Director who retires or experiences an employment position change since becoming a member of the Board should necessarily leave the Board. The Board requires, however, that promptly following such an event, the director notify the NCG Committee in writing and tender his or her resignation to the Committee for consideration.
Upon receipt of the notification of a change in status, the NCG Committee reviews the continued appropriateness of the affected director remaining on the Board under the circumstances and recommends to the full Board whether or not to accept the resignation based on its assessment of what is best for the Company and its shareholders.

CORPORATE GOVERNANCE PRINCIPLES AND CODE OF BUSINESS CONDUCT AND ETHICS
Our Corporate Governance Principles, Non-Employee Director Code of Business Conduct and Ethics, and Code of Conduct, that is applicable to our principal executive officer, principal financial officer and principal accounting officer, are available on our website at www.macysinc.com/for-investors/corporate-governance.
Shareholders may obtain copies of these documents and the charters for the Board committees, without charge, by sending a written request to: Secretary, Macy’s, Inc., 7 West Seventh Street, Cincinnati, Ohio 45202.

FISCAL 2017 DIRECTOR COMPENSATION PROGRAM
Non-Employee Directors were entitled to receive the following compensation in fiscal 2017:
Type of Compensation	Amount of Compensation
Board Retainer	$70,000 annually
Committee Chair Retainer	$20,000 annually
Committee (non-chair) Member Retainer	$10,000 annually
Lead Independent Director Retainer	$25,000 annually
Equity Grant	Annual award of restricted stock units with a value of $140,000
Matching Philanthropic Gift	Up to $1,000 annually
A Non-Employee Director may elect to defer all or a portion of his or her cash compensation into either stock credits or cash credits under the Director Deferred Compensation Plan. Those amounts are not paid to him or her until service on the Board ends. Stock credits are calculated monthly and shares of Macy’s common stock associated with the stock credits are transferred quarterly to a rabbi trust for the benefit of the participating Non-Employee Director. Dividend equivalents on the amounts deferred as stock credits are “reinvested” in additional stock credits. Compensation deferred as cash credits earns interest each year at a rate equal to the yield (percent per annum) on 30-Year Treasury Bonds as of December 31 of the prior plan year.
On the date of the 2017 annual meeting, Non-Employee Directors received a grant of restricted stock units with a market value of approximately $140,000. The restricted stock units vest at the earlier of  (i) the first anniversary of the grant or (ii) the next annual meeting of shareholders. Upon vesting, receipt of the restricted stock units is automatically deferred as stock credits under the Director Deferred Compensation Plan. Dividend equivalents on these restricted stock units will be “reinvested” in additional stock credits. The stock credits will be paid out in shares of Macy’s common stock six months after the director’s service on the Board ends.
Non-Employee Directors and retired Non-Employee Directors may participate in the Company’s philanthropic matching gift program on the same terms as all company employees. Macy’s matches up to a total of  $1,000 of gifts made by the director to qualifying charities in any calendar year.
Each Non-Employee Director and his or her spouse and eligible dependents receive the same merchandise discount on merchandise purchased at our stores that is available to all regular employees. This benefit remains available to them following retirement from the Board.

DIRECTOR RETIREMENT PLAN
We terminated our retirement plan for Non-Employee Directors on a prospective basis effective May 16, 1997 (the “Plan Termination Date”). Persons who first become Non-Employee Directors after the Plan Termination Date are not entitled to receive any benefit from the plan.
Persons who were Non-Employee Directors as of the Plan Termination Date are entitled to receive retirement benefits accrued as of the Plan Termination Date. They are entitled to receive an annual payment equal to the amount of the annual Board retainer earned immediately

22  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

prior to retirement, payable in monthly installments, commencing at retirement and continuing for the lesser of the person’s remaining life or a number of years equal to the person’s years of Board service prior to the Plan Termination Date. There are no survivor benefits under the terms of the retirement plan.
Ms. Whittington is the only current Non-Employee Director that participates in the plan. If she had retired on December 31, 2017, she would have been entitled to a $70,000 annual payment for a maximum of four years.

FISCAL 2017 DIRECTOR COMPENSATION PROGRAM REVIEW
During fiscal 2017, the NCG Committee engaged FW Cook to review the design and competitiveness of our compensation program for Non-Employee Directors. FW Cook looked at current overall trends in director compensation and analyzed the competitiveness of the current compensation program for Non-Employee Directors using the following 12-company peer group, which is identical to the peer group that the CMD Committee uses in connection with its review of the compensation of the Named Executive Officers: Bed, Bath & Beyond, Dillard’s, Gap, J.C. Penney, Kohl’s, L Brands, Nordstrom, Ross Stores, Sears Holdings, Target, TJX Companies and Walmart.
FW Cook determined that the structure of the Non-Employee Director compensation program continues to be aligned with peer group policy and contemporary investor preferences and, therefore, did not recommend changes to the design of the program. It also determined that the value of our Non-Employee Director total compensation (both cash and equity compensation) is between the 25th percentile and median of the peer group. To keep pace with expected market movement, FW Cook recommended that Non-Employee Director total compensation be increased by $25,000 for fiscal 2018, split 40% cash and 60% equity. Non-Employee Director compensation has been at current levels since fiscal 2014.
Upon the recommendation of the NCG Committee, the Board approved an increase of the annual Board retainer from $70,000 to $80,000 and an increase of the annual restricted stock unit award from $140,000 to $155,000, effective as of the beginning of fiscal 2018.

FISCAL 2017 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE
The following table reflects the compensation earned by each Non-Employee Director for fiscal 2017.
Messrs. Lundgren and Gennette did not receive separate compensation for their service as Directors.

2017 Non-Employee Director Compensation Table
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Totals ($)
Francis S. Blake	90,833	139,993	0	3,388	234,214
John A. Bryant	109,167	139,993	0	4,168	253,328
Deirdre P. Connelly	90,833	139,993	0	1,727	232,553
Leslie D. Hale	94,167	139,993	0	1,900	236,060
William H. Lenehan	87,500	139,993	0	481	227,974
Sara Levinson	90,833	139,993	0	1,359	232,185
Joyce M. Roché	102,083	139,993	0	3,623	245,699
Paul C. Varga	100,833	139,993	0	1,876	242,702
Marna C. Whittington	125,833	139,993	23,208	8,184	297,995
Annie Young-Scrivner(5)	52,500	139,993	0	2,335	54,835
(1)
All cash compensation is reflected in the “Fees Earned or Paid in Cash” column, whether paid currently in cash or deferred under the Director Deferred Compensation Plan.

(2)
The Non-Employee Directors received 6,084 restricted stock units on May 19, 2017, valued at $23.01 per share, which was the closing price of our common stock on the grant date. The following table shows the number of stock options, deferred stock unit credits and restricted stock units held by each of the Non-Employee Directors as of the end of fiscal 2017.

	Stock Options		Deferred Stock Unit Credits (#)	Restricted Stock Units (#)
Name	Exercisable (#)	Unexercisable (#)
Blake	0	0	7,333	6,084
Bryant	0	0	15,566	6,084
Connelly	10,000	0	28,293	6,084

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  23

	Stock Options		Deferred Stock Unit Credits (#)	Restricted Stock Units (#)
Name	Exercisable (#)	Unexercisable (#)
Hale	0	0	11,264	6,084
Lenehan	0	0	10,702	6,084
Levinson	0	0	59,327	6,084
Roché	10,000	0	65,629	6,084
Varga	0	0	17,744	6,084
Whittington	0	0	62,775	6,084
Scrivner	0	0	8,655	0
(3)
The present value of benefits under the retirement plan for Ms. Whittington was determined as a deferred temporary life annuity based on years of Board service prior to May 16, 1997. The present value of benefits was determined using an effective discount rate of 3.78%. Base mortality rates are the RP-2014 White Collar mortality table adjusted to back out estimated mortality improvements from 2006 to the measurement date using MP-2014, and then projected forward to the measurement date using MP-2017. Mortality is projected generationally from the measurement date using scale MP-2017. Scale MP-2017 defines how future mortality improvements are incorporated into the projected mortality table and is based on a blend of Social Security experience and the long-term assumption for mortality improvement rates by the Society of Actuaries’ Retirement Plans Experience Committee. The calculations assume that the annual cash retainer remains at $70,000 (the retainer at the end of fiscal 2017) and a retirement at age 74, the mandatory retirement age for Directors as of the end of fiscal 2017.

(4)
“All Other Compensation” consists of the items shown below. Merchandise discounts are credited to the Directors’ Macy’s charge accounts.

Name	Merchandise Discount ($)	Matching Philanthropic Gift ($)	Total ($)
Blake	3,388	0	3,388
Bryant	4,168	0	4,168
Connelly	1,727	0	1,727
Hale	1,900	0	1,900
Lenehan	481	0	481
Levinson	1,359	0	1,359
Roché	2,623	1,000	3,623
Varga	876	1,000	1,876
Whittington	7,184	1,000	8,184
Scrivner	2,335	0	2,335
(5)
The Restricted Stock Units granted to Ms. Young-Scrivner in May 2017 were forfeited upon her resignation from the Board.

DIRECTOR STOCK OWNERSHIP GUIDELINES; HEDGING/PLEDGING POLICY
The Board adopted stock ownership guidelines for Non-Employee Directors. Under these guidelines, Non-Employee Directors are required to own Macy’s common stock equal in value to five times the annual Board retainer and maintain that ownership level for their tenure on the Board. As of fiscal 2018, the annual Board retainer is $80,000, so the guideline currently is $400,000 worth of our common stock. Shares counted toward this requirement include:
•
any shares beneficially owned by the director or immediate family members of the director;

•
time-based restricted stock or restricted stock units, whether or not vested; and

•
stock credits or other stock units credited to a director’s account.

Stock subject to unvested or unexercised stock options granted to Non-Employee Directors does not count toward the ownership requirement. Non-Employee Directors must comply with these guidelines within five years from the date the director’s Board service commenced. Each Non-Employee Director who has reached his or her ownership guideline date has satisfied the ownership requirement. In addition to these stock ownership guidelines, the restricted stock units granted to Non-Employee Directors each year are automatically deferred upon vesting under the Director Deferred Compensation Plan until six months after termination of Board service.
The Non-Employee Directors are covered by our policy which prohibits directors, officers and other participants in our long-term incentive plan from engaging in hedging and pledging transactions. The policy is described in greater detail on page 54.

24  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed KPMG LLP, an independent registered public accounting firm, to audit Macy’s financial statements for the fiscal year ending February 2, 2019. KPMG LLP and its predecessors have served as our independent registered public accounting firm since 1988. Representatives of KPMG LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available at the annual meeting to respond to appropriate questions. The Audit Committee has asked the Board to submit to shareholders a proposal to ratify the appointment of KPMG LLP.

Fees Paid to Independent Registered Public Accounting Firm
The table below summarizes the fees paid to KPMG LLP during fiscal 2017 and fiscal 2016:
Year	Audit Fees ($)	Audit-Related Fees ($)	Tax Fees ($)	All Other Fees ($)	Total ($)
2017	4,696,530	531,280	43,550	0	5,271,360
2016	4,655,000	826,080	58,840	0	5,539,920
Audit fees represent fees for professional services rendered for the audit of our annual financial statements, the audit of our internal controls over financial reporting and the reviews of the interim financial statements included in our Forms 10-Q.
Audit-related fees represent professional services principally related to the audits of financial statements of employee benefit plans, audits of financial statements of certain subsidiaries and certain agreed upon procedures reports.
Tax fees represent professional services related to tax compliance and consulting services.
The Audit Committee has adopted policies and procedures for the pre-approval of all permitted non-audit services provided by our independent registered public accounting firm. All permitted non-audit services were pre-approved pursuant to this policy. A description of such policies and procedures is attached as Appendix A to this proxy statement and incorporated herein by reference.

The Board of Directors unanimously recommends that you vote “FOR” ratification of the appointment of KPMG LLP, and your proxy will be so voted unless you specify otherwise.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  25

REPORT OF THE AUDIT COMMITTEE
The Board has adopted a written Audit Committee Charter. All members of the Audit Committee are independent, as defined in Sections 303A.06 and 303A.07 of the NYSE’s listing standards.
The Audit Committee has reviewed and discussed with Macy’s management and KPMG LLP the audited financial statements contained in Macy’s Annual Report for fiscal 2017. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable Public Company Accounting Oversight Board and Securities and Exchange Commission requirements.
The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG
LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Macy’s Annual Report on Form 10-K for fiscal 2017 filed with the United States Securities and Exchange Commission.
Respectfully submitted,
John A. Bryant, Chairperson
Leslie D. Hale
William H. Lenehan
Joyce M. Roché
Marna C. Whittington

26  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

ITEM 3. ADVISORY VOTE TO APPROVE
NAMED EXECUTIVE OFFICER COMPENSATION
We are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers (the “Named Executive Officers” or “NEOs”), as disclosed pursuant to Securities and Exchange Commission rules, including in the Compensation Discussion & Analysis, the executive compensation tables and related material included in this proxy statement. This proposal, commonly known as a say-on-pay proposal, gives shareholders the opportunity to express their views on our executive compensation program and policies. The vote is not intended to address any specific item of compensation, but rather to address our overall approach to the compensation of our Named Executive Officers described in this proxy statement. In 2017, our say-on-pay proposal received a FOR vote of 93.7%.
The text of the resolution setting forth the proposal is as follows:
RESOLVED, that the shareholders of Macy’s, Inc. approve the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2018 annual meeting of shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis section and the 2017 Summary Compensation Table and related compensation tables and narrative discussion.
We urge you to read the Compensation Discussion & Analysis, which begins on page 40 and discusses how our compensation policies and procedures implement our pay-for-performance compensation philosophy.
We have designed our executive compensation structure to attract, motivate, and retain executives with the skills required to formulate and implement our strategic business objectives and deliver on our commitment to build long-term shareholder value. We believe that our executive compensation program is competitive, strongly focused on pay-for-performance principles and appropriately balanced between risk and rewards.
The vote regarding the compensation of the Named Executive Officers is being provided pursuant to Section 14A of the Securities Exchange Act. The vote is advisory and not binding on the Company, the CMD Committee or the Board of Directors. Although the vote is non-binding, the Board of Directors and the CMD Committee value the opinions that shareholders express in their votes and will take the voting results into consideration when making future compensation decisions as they deem appropriate.
If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement and described in this Item 3.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  27

ITEM 4. APPROVAL OF THE MACY’S, INC.
2018 EQUITY AND INCENTIVE
COMPENSATION PLAN
General
We are asking stockholders to approve the Macy’s Inc. 2018 Equity and Incentive Compensation Plan (the “2018 Plan”). On March 23, 2018, upon recommendation by the Compensation and Management Development (“CMD”) Committee, the Board unanimously approved and adopted, subject to the approval of the Company’s stockholders at the Annual Meeting, the 2018 Plan to replace our 2009 Omnibus Incentive Compensation Plan, as amended or amended and restated (the “2009 Plan”). We sometimes refer to the 2009 Plan, plus our 1995 Executive Equity Incentive Plan, as amended or amended and restated, plus our 1994 Stock Incentive Plan, as amended or amended and restated, as the “Predecessor Plans.”
The Board is recommending that the Company’s stockholders vote in favor of the 2018 Plan, which will succeed the 2009 Plan. The 2018 Plan will continue to afford the CMD Committee the ability to design compensatory awards that are responsive to the Company’s needs and includes authorization for a variety of awards designed to advance the interests and long-term success of the Company by encouraging stock ownership among officers and other employees of the Company and its subsidiaries, certain consultants to the Company and its subsidiaries, and non-employee directors of the Company. You are being asked to approve the 2018 Plan.
Stockholder approval of the 2018 Plan would constitute approval of up to an additional 24,600,000 shares of Common Stock, par value $0.01 per share, available for awards under the 2018 Plan, as described below and in the 2018 Plan. The Board recommends that you vote to approve the 2018 Plan. If the 2018 Plan is approved by stockholders, it will be effective as of the day of the Annual Meeting, and no further grants will be made on or after such date under the 2009 Plan. Outstanding awards under the 2009 Plan, however, will continue in effect in accordance with their terms. If the 2018 Plan is not approved by our stockholders, no awards will be made under the 2018 Plan, and the 2009 Plan will remain in effect.
The actual text of the 2018 Plan is attached to this proxy statement as Appendix B. The following description of the 2018 Plan is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Appendix B.

Why We Believe You Should Vote for this Proposal
The 2018 Plan authorizes the CMD Committee to provide cash awards and equity-based compensation in the form of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares, performance units, dividend equivalents, and certain other awards, including those denominated or payable in, or otherwise based on, shares of Common Stock, for the purpose of providing our non-employee directors, officers and other employees of the Company and its subsidiaries, and certain consultants of the Company and its subsidiaries, incentives and rewards for service and/or performance. Some of the key features of the 2018 Plan that reflect our commitment to effective management of equity and incentive compensation are set forth below in this subsection.
We believe our future success depends in part on our ability to attract, motivate, and retain high quality employees and directors and that the ability to provide equity-based and incentive-based awards under the 2018 Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use share-based awards to recruit and compensate our employees and directors. The use of Common Stock as part of our compensation program is also important because equity-based awards are an essential component of our compensation program for key employees, as they help link compensation with long-term stockholder value creation and reward participants based on service and/or performance.
As of February 3, 2018, 12,544,554 shares of Common Stock remained available for issuance under the 2009 Plan. If the 2018 Plan is not approved, we may be compelled to increase significantly the cash component of our employee and director compensation, which approach may not necessarily align employee and director compensation interests with the investment interests of our stockholders. Replacing equity awards with cash also would increase cash compensation expense and use cash that could be better utilized if reinvested in our business or returned to our stockholders.

28  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

AWARDS OUTSTANDING AND HISTORICAL GRANTS
The following provides additional information on total equity awards outstanding and total grants made in the last three fiscal years.
Overhang. The following table provides certain additional information regarding total awards outstanding at February 3, 2018 (fiscal year-end):
As of February 3, 2018
Number of outstanding Options(1)	20,376,000
Weighted average exercise price of outstanding options	$38.80
Weighted average remaining term of outstanding options	5.8 years
Number of outstanding full-value awards under Predecessor Plans(1)	3,937,000
Total number of shares of common stock outstanding	304,765,000
(1)
Outstanding full-value awards include dividend equivalents. Outstanding options and time-based restricted stock awards do not provide for dividend equivalents.

The following table provides certain additional information regarding shares that will be available under the 2018 Plan, assuming approval of the 2018 Plan by the Company’s stockholders, as of February 3, 2018:
As of February 3, 2018
Shares available for grant under the 2018 Plan (including shares previously available for grant under the 2009 Plan	24,600,000
Per-share closing price of common stock as reported on NYSE	24.89

Burn Rate. The following table provides detailed information regarding our equity compensation activity for the prior three fiscal years:
	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2015
Number of options granted	3,801,000	3,887,000	3,426,000
Number of stock units granted	3,986,500	1,851,500	1,481,725
Total Share Usage(2)	7,787,500	5,738,500	4,907,725
Weighted-average number of shares of common stock outstanding	305,400,000	308,500,000	328,400,000
Burn Rate (options, stock units and director share awards)	2.55%	1.86%	1.49%
(2)
Reflects the gross number of shares underlying awards made to employees during the respective fiscal year as disclosed in the Company’s Stock Based Compensation footnote of its annual Form 10-K and adjusted using 1 share for every stock option award granted and 1.75 shares for every full-value award granted

In determining the number of shares to request for approval under the 2018 Plan, our management team worked with Frederic W. Cook & Co., Inc. and the CMD Committee to evaluate a number of factors, including our recent share usage and criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal for the 2018 Plan.
If the 2018 Plan is approved, we intend to utilize the shares authorized under the 2018 Plan to continue our practice of incentivizing key individuals through equity grants. We currently anticipate that the shares requested in connection with the approval of the 2018 Plan will last for about five years, based on our historic grant rates and the approximate current share price, but could last for a shorter period of time if actual practice does not match recent rates or our share price changes materially. As noted below, our CMD Committee retains full discretion under the 2018 Plan to determine the number and amount of awards to be granted under the 2018 Plan, subject to the terms of the 2018 Plan, and future benefits that may be received by participants under the 2018 Plan are not determinable at this time.
We believe that we have demonstrated a commitment to sound equity compensation practices in recent years. We recognize that equity compensation awards dilute stockholders’ equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests, as described above.
In evaluating this proposal, stockholders should consider all of the information in this proposal.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  29

2018 Plan Highlights
Below are certain highlights of the 2018 Plan. These features of the 2018 Plan are designed to reinforce alignment between equity compensation arrangements awarded pursuant to the 2018 Plan with stockholders’ interests, consistent with sound corporate governance practices:
•
Reasonable 2018 Plan Limits. Awards under the 2018 Plan are limited to 24,600,000 shares minus (1) one share for every share subject to an award of stock options or stock appreciation rights granted under the Predecessor Plans between February 3, 2018 and the effective date of the 2018 Plan, and minus (2) 1.75 shares for every one share subject to an award other than of stock options or stock appreciation rights granted under the Predecessor Plans between February 3, 2018 and the effective date.

•
Fungible Share Counting. The aggregate number of shares of Common Stock available under the 2018 Plan will be reduced by (1) one share of Common Stock for every one share of Common Stock subject to an award of stock options or SARs granted under the 2018 Plan, and (2) 1.75 shares of Common Stock for every one share of Common Stock subject to an award other than of stock options or SARs granted under the 2018 Plan, subject to add backs at the same ratios for any awards granted under the Predecessor Plans that are canceled or forfeited, expire, are settled in cash, or are unearned.

•
Other Limits. The 2018 Plan also provides that, subject as applicable to adjustment and the applicable Common Stock counting provisions as described in the 2018 Plan:

•
the aggregate number of shares of Common Stock actually issued or transferred upon the exercise of Incentive Stock Options (as defined below) will not exceed 13,300,000 shares of Common Stock; and

•
a non-employee director will not be granted, in any one calendar year, compensation for such service having an aggregate maximum value (measured at the date of grant as applicable and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of  $600,000.

•
Limited Share Recycling Provisions. Subject to certain exceptions described in the 2018 Plan, if any award granted under the 2018 Plan is canceled or forfeited, expires, is settled for cash (in whole or in part), or is unearned (in whole or in part), the shares of Common Stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, again be available under the 2018 Plan at a rate of one share for every one share subject to stock option or SAR awards and 1.75 shares for every one share subject to awards other than stock options or SARs.
•
The following shares of Common Stock will not be added (or added back, as applicable) to the aggregate share limit under the 2018 Plan: (1) shares of Common Stock withheld by us, tendered or otherwise used in payment of the exercise price of a stock option granted under the 2018 Plan, and (2) shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of stock options granted under the 2018 Plan.

•
Further, all shares of Common Stock covered by stock-settled SARs that are exercised and settled in shares, whether or not all shares of Common Stock covered by the SARs are actually issued to the participant upon exercise, will not be added back to the aggregate number of shares available under the 2018 Plan. In addition, shares of Common Stock withheld by us or tendered or otherwise used to satisfy tax withholding will not be added (or added back, as applicable) to the aggregate share limit under the 2018 Plan.

•
If a participant elects to give up the right to receive compensation in exchange for shares of Common Stock based on fair market value, such shares of Common Stock will not count against the aggregate number of shares available under the 2018 Plan.

•
No Repricing Without Stockholder Approval. Outside of certain corporate transactions or adjustment events described in the 2018 Plan or in connection with a “change in control”, the exercise or base price of stock options and SARs cannot be reduced, nor can “underwater” stock options or SARs be cancelled in exchange for cash or replaced with other awards with a lower exercise or base price, without stockholder approval.

•
Dividend Equivalents Limited. Dividend equivalents or other distributions on awards are deferred until and paid contingent upon vesting. Dividends and dividend equivalents are not paid on stock options or stock appreciation rights.

•
Change in Control Definition. The 2018 Plan includes a non-liberal definition of  “change in control,” which is described below.

•
Exercise or Base Price Limitation. The 2018 Plan also provides that, except with respect to certain converted, assumed or substituted awards as

30  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

described in the 2018 Plan, no stock options or SARs will be granted with an exercise or base price less than the fair market value of a share of Common Stock on the date of grant.
•
No Minimum Vesting Periods. The 2018 Plan does not provide for any minimum vesting periods.

Summary of Other Material Terms of the 2018 Plan
Administration: The 2018 Plan will generally be administered by the CMD Committee (or its successor), or any other committee of the Board designated by the Board to administer the 2018 Plan. References to the “Committee” in this proposal refer to the CMD Committee or such other committee designated by the Board, as applicable. The Committee may from time to time delegate all or any part of its authority under the 2018 Plan to a subcommittee. Any interpretation, construction and determination by the Committee of any provision of the 2018 Plan, or of any agreement, notification or document evidencing the grant of awards under the 2018 Plan, will be final and conclusive. To the extent permitted by applicable law, the Committee may delegate to one or more of its members or to one or more officers, or to one or more agents or advisors of the Company, such administrative duties or powers as it deems advisable. In addition, the Committee may by resolution, subject to certain restrictions set forth in the 2018 Plan, authorize one or more officers of the Company to (1) designate employees to be recipients of awards under the 2018 Plan, and (2) determine the size of such awards. However, the Committee may not delegate such responsibilities to officers for awards granted to non-employee directors or certain employees who are subject to the reporting requirements of Section 16 of the Exchange Act. The Committee is authorized to take appropriate action under the 2018 Plan subject to the express limitations contained in the 2018 Plan.
Eligibility: Any person who is selected by the Committee to receive benefits under the 2018 Plan and who is at that time an officer or other employee of the Company or any of its subsidiaries (including a person who has agreed to commence serving in such capacity within 90 days of the date of grant) is eligible to participate in the 2018 Plan. In addition, certain persons (including consultants) who provide services to the Company or any of its subsidiaries that are equivalent to those typically provided by an employee (provided that such persons satisfy the Form S-8 definition of  “employee”), and non-employee directors of the Company, may also be selected by the Committee to participate in the 2018 Plan. As of March 23, 2018, there were approximately 13,000 employees and nine non-employee directors of the Company eligible to participate in the 2018 Plan. The basis for participation in the 2018 Plan by eligible persons is the selection of such persons by the Committee in its discretion.
Shares Available for Awards under the 2018 Plan: Subject to adjustment as described in the 2018 Plan and the 2018 Plan share counting rules, the number of shares of Common Stock available under the 2018 Plan for awards of:
•
stock options or SARs;

•
restricted stock;

•
RSUs;

•
performance shares or performance units;

•
other stock-based awards under the 2018 Plan; or

•
dividend equivalents paid with respect to awards under the 2018 Plan;

will not exceed, in the aggregate, 24,600,000 shares of Common Stock minus (1) as of the effective date of the 2018 Plan, one share for every one share subject to an award of stock options or stock appreciation rights granted under the Predecessor Plans between February 3, 2018 and the effective date, and minus (2) as of the effective date of the 2018 Plan, 1.75 shares for every one share subject to an award other than of stock options or stock appreciation rights granted under the Predecessor Plans between February 3, 2018 and the effective date, plus any shares of Common Stock that become available under the 2018 Plan as a result of forfeiture, cancellation, expiration, cash settlement or less-than-maximum earning of awards.
Share Counting: The aggregate number of shares of Common Stock available under the 2018 Plan will be reduced by (1) one share of Common Stock for every one share of Common Stock subject to an award of stock options or SARs granted under the 2018 Plan, and (2) 1.75 shares of Common Stock for every one share of Common Stock subject to an award other than of stock options or SARs granted under the 2018 Plan. Additionally, if, after February 3, 2018, any shares of Common Stock subject to an award granted under the Predecessor Plans are forfeited, or an award granted under the Predecessor Plans is canceled or forfeited, expires, is settled in cash (in whole or in part), or is unearned (in whole or in part), the shares of Common Stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, be available for awards under the 2018 Plan at a rate of one share for every one share subject to stock option or stock appreciation rights

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  31

awards and 1.75 shares for every one share subject to awards other than stock options or stock appreciation rights.
Types of Awards Under the 2018 Plan: Pursuant to the 2018 Plan, the Company may grant cash awards and stock options (including stock options intended to be “incentive stock options” as defined in Section 422 of the Code (“Incentive Stock Options”)), SARs, restricted stock, RSUs, performance shares, performance units, cash incentive awards, and certain other awards based on or related to shares of our Common Stock.
Generally, each grant of an award under the 2018 Plan will be evidenced by an award agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee (an “Evidence of Award”), which will contain such terms and provisions as the Committee may determine, consistent with the 2018 Plan. A brief description of the types of awards which may be granted under the 2018 Plan is set forth below.
Stock Options: A stock option is a right to purchase shares of Common Stock upon exercise of the stock option. Stock options granted to an employee under the 2018 Plan may consist of either an Incentive Stock Option, a non-qualified stock option that is not intended to be an “incentive stock option” under Section 422 of the Code, or a combination of both. Incentive Stock Options may only be granted to employees of the Company or certain of our related corporations. Except with respect to awards issued in substitution for, in conversion of, or in connection with an assumption of stock options held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries, Incentive Stock Options and non-qualified stock options must have an exercise price per share that is not less than the fair market value of a share of Common Stock on the date of grant. The term of a stock option may not extend more than 10 years from the date of grant. The Committee may provide in an Evidence of Award for the automatic exercise of a stock option.
Each grant of a stock option will specify the applicable terms of the stock option, including the number of shares of Common Stock subject to the stock option and the required period or periods of the participant’s continuous service, if any, before any stock option or portion of a stock option will become exercisable. Stock options may provide for continued vesting or the earlier exercise of the stock options, including in the event of retirement, death or disability of the participant or in the event of a change in control.
Any grant of stock options may specify management objectives that must be achieved as a condition to the exercise of the stock options. Each grant will specify whether the consideration to be paid in satisfaction of the exercise price will be payable: (1) in cash, by check acceptable to the Company, or by wire transfer of immediately available funds; (2) by the actual or constructive transfer to the Company of shares of Common Stock owned by the participant with a value at the time of exercise that is equal to the total exercise price; (3) subject to any conditions or limitations established by the Committee, by a net exercise arrangement pursuant to which the Company will withhold shares of Common Stock otherwise issuable upon exercise of a stock option; (4) by a combination of the foregoing methods; or (5) by such other methods as may be approved by the Committee. To the extent permitted by law, any grant may provide for deferred payment of the exercise price from the proceeds of a sale through a bank or broker of some or all of the shares to which the exercise relates. Stock options granted under the 2018 Plan may not provide for dividends or dividend equivalents.
Appreciation Rights: The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of SARs. A SAR is a right to receive from us an amount equal to 100%, or such lesser percentage as the Committee may determine, of the spread between the base price and the value of shares of our Common Stock on the date of exercise.
Each grant of a SAR will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to the 2018 Plan and will contain such other terms and provisions, consistent with the 2018 Plan, as the Committee may approve. Each grant of SARs will specify the period or periods of continuous service, if any, by the participant with the Company or any subsidiary that is necessary before the SARs or installments of such SARs will become exercisable. SARs may provide for continued vesting or earlier exercise, including in the case of retirement, death or disability of the participant or in the event of a change in control. Any grant of SARs may specify management objectives that must be achieved as a condition of the exercise of such SARs. A SAR may be paid in cash, shares of Common Stock or any combination of the two.
Except with respect to awards issued in substitution for, in conversion of, or in connection with an assumption of SARs held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries, the base price of a SAR may not be less than the fair market value of a share of Common Stock on the date of grant. The term of a SAR may not extend more than 10 years from the date of grant. The Committee may provide in an Evidence of Award for the automatic exercise of a SAR. SARs granted under the 2018 Plan may not provide for dividends or dividend equivalents.
Restricted Stock: Restricted stock constitutes an immediate transfer of the ownership of shares of Common Stock to the participant in consideration of the

32  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

performance of services, entitling such participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer determined by the Committee for a period of time determined by the Committee or until certain management objectives specified by the Committee are achieved. Each such grant or sale of restricted stock may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value per share of Common Stock on the date of grant.
Any grant of restricted stock may specify management objectives that, if achieved, will result in termination or early termination of the restrictions applicable to the restricted stock. Any grant of restricted stock will require that any and all dividends or distributions paid on restricted stock that remain subject to a substantial risk of forfeiture be automatically deferred and/or reinvested in additional restricted stock, which will be subject to the same restrictions as the underlying restricted stock. Any such dividends or other distributions on restricted stock will be deferred until, and paid contingent upon, the vesting of such restricted stock. Restricted stock may provide for continued vesting or the earlier termination of restrictions on such restricted stock, including in the event of retirement, death or disability of the participant or in the event of a change in control. Each grant of restricted stock will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to the 2018 Plan and will contain such terms and provisions, consistent with the 2018 Plan, as the Committee may approve.
RSUs: RSUs awarded under the 2018 Plan constitute an agreement by the Company to deliver shares of Common Stock, cash, or a combination of the two, to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of management objectives) during the restriction period as the Committee may specify. Each grant or sale of RSUs may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value of shares of our Common Stock on the date of grant.
RSUs may provide for continued vesting or the earlier lapse or other modification of the restriction period, including in the event of retirement, death or disability of the participant or in the event of a change in control. During the restriction period applicable to RSUs, the participant will have no right to transfer any rights under the award and will have no rights of ownership in the shares of Common Stock underlying the RSUs and no right to vote them. Rights to dividend equivalents may be extended to and made part of any RSU award at the discretion of and on the terms determined by the Committee, on a deferred and contingent basis, either in cash or in additional shares of Common Stock, but dividend equivalents or other distributions on shares of Common Stock under the RSUs will be deferred until and paid contingent upon vesting of such RSUs. Each grant or sale of RSUs will specify the time and manner of payment of the RSUs that have been earned. A RSU may be paid in cash, shares of Common Stock or any combination of the two.
Each grant of a RSU award will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to the 2018 Plan and will contain such terms and provisions, consistent with the 2018 Plan, as the Committee may approve.
Cash Incentive Awards, Performance Shares, and Performance Units: Performance shares, performance units and cash incentive awards may also be granted to participants under the 2018 Plan. A performance share is a bookkeeping entry that records the equivalent of one share of Common Stock, and a performance unit is a bookkeeping entry that records a unit equivalent to $1.00 or such other value as determined by the Committee. Each grant will specify the number or amount of performance shares or performance units, or the amount payable with respect to a cash incentive award being awarded, which number or amount may be subject to adjustment to reflect changes in compensation or other factors.
These awards, when granted under the 2018 Plan, generally become payable to participants based on the achievement of specified management objectives and upon such terms and conditions as the Committee determines at the time of grant. Each grant may specify with respect to the management objectives a minimum acceptable level or levels of achievement and may set forth a formula for determining the number of performance shares or performance units, or the amount payable with respect to a cash incentive award, that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels but falls short of maximum achievement. Each grant will specify the time and manner of payment of a cash incentive award, performance shares or performance units that have been earned. Any grant may specify that the amount payable with respect to such grant may be paid by the Company in cash, in shares of Common Stock, in restricted stock or RSUs, or in any combination thereof.
Any grant of performance shares or performance units may provide for the payment of dividend equivalents in cash or in additional shares of Common Stock, subject to deferral and payment on a contingent basis based on the participant’s earning and vesting of the performance shares or performance units, as applicable, with respect to which such dividend equivalents are paid.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  33

The performance period with respect to each cash incentive award or grant of performance shares or performance units will be a period of time determined by the Committee and within which the management objectives relating to such award are to be achieved. The performance period may be subject to continued vesting or earlier lapse or modification, including in the event of retirement, death or disability of the participant or in the event of a change in control. Each grant of performance shares, performance units or a cash incentive award will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to the 2018 Plan and will contain such other terms and provisions of such award, consistent with the 2018 Plan, as the Committee may approve.
Other Awards: Subject to applicable law and applicable share limits under the 2018 Plan, the Committee may grant to any participant shares of Common Stock or such other awards (“Other Awards”) that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock or factors that may influence the value of such shares of Common Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, awards with value and payment contingent upon performance of the Company or specified subsidiaries, affiliates or other business units or any other factors designated by the Committee, and awards valued by reference to the book value of the shares of Common Stock or the value of securities of, or the performance of the subsidiaries, affiliates or other business units of the Company. The terms and conditions of any such awards will be determined by the Committee. Shares of Common Stock delivered under an award in the nature of a purchase right granted under the 2018 Plan will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, shares of Common Stock, other awards, notes or other property, as the Committee determines.
In addition, the Committee may grant cash awards, as an element of or supplement to any other awards granted under the 2018 Plan. The Committee may also authorize the grant of shares of Common Stock as a bonus, or may authorize the grant of other awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the 2018 Plan or under other plans or compensatory arrangements, subject to terms determined by the Committee in a manner that complies with Section 409A of the Code.
Other Awards may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death, or disability of the participant or in the event of a change in control. The Committee may provide for the payment of dividends or dividend equivalents on Other Awards in cash or in additional shares of Common Stock, subject to deferral and payment on a contingent basis based on the participant’s earning and vesting of the Other Awards with respect to which such dividends or dividend equivalents are paid.
Change in Control: The 2018 Plan includes a definition of  “change in control.” In general, except as may be otherwise prescribed by the Committee in an Evidence of Award, a change in control will be deemed to have occurred if, in general (subject to certain limitations and as further described in the 2018 Plan): (1) a person or group becomes the beneficial owner of 30% or more of the voting power of the then-outstanding securities of the Company that can vote generally in the election of directors (“Voting Stock”); (2) individuals who constituted the Board cease for any reason to constitute at least a majority of the Board, unless their replacements are approved as described in the 2018 Plan (subject to certain exceptions); (3) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of its assets as further described in the 2018 Plan (subject to certain exceptions); or (4) the Company’s stockholders approve a complete liquidation or dissolution of the Company. Certain additional terms or limitations apply under this definition with respect to awards that are “non-qualified deferred compensation” for purposes of Code Section 409A, and except with respect to stockholder approval of a complete liquidation or dissolution of the Company, no definition of change in control under an Evidence of Award may provide that a change in control will occur solely upon the announcement, commencement, stockholder approval or other potential occurrence of any event or transaction (rather than its consummation), and/or an unapproved change in less than a majority of the Board, and/or (except as described above) acquisition of 15% or less of the Voting Stock, and/or announcement or commencement of a tender or exchange offer.
Management Objectives: The 2018 Plan provides that any of the awards set forth above may be granted subject to the achievement of specified management objectives. Management objectives are defined as the measurable performance objective or objectives established pursuant to the 2018 Plan for participants who have received grants of performance shares, performance units or cash incentive awards or, when so determined by the Committee, stock options, SARs, restricted stock, RSUs, dividend equivalents or Other Awards, all as determined by the Committee. The following is a non-exhaustive list of the potential management objectives that may be used for awards under the 2018 Plan (including ratios or other relationships between one or more, or a combination, of the following examples of management objectives): sales; comparable sales; sales per square foot; owned

34  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

sales plus licensed sales or comparable owned sales plus licensed sales; pre-tax income; gross margin; operating or other expenses; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; net income; earnings per share (either basic or diluted); cash flow or net cash flow (as provided by or used in one or more of operating activities, investing activities and financing activities or any combination thereof); return on investment (determined with reference to one or more categories of income or cash flow and one or more categories of assets, capital or equity, including return on net assets, return on sales, return on equity and return on invested capital); stock price (appreciation, fair market value); operating income; revenue; total shareowner return; customer satisfaction; gross margin return on investment; gross margin return on inventory; inventory turn; market share; leverage ratio; coverage ratio; employee engagement; employee turnover; strategic business objectives; strategic plan implementation; and individual performance.
Additionally, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the management objectives unsuitable, the Committee may in its discretion modify such management objectives or the acceptable levels of achievement, in whole or in part, as the Committee deems appropriate and equitable.
Transferability of Awards: Except as otherwise provided by the Committee, and subject to the terms of the 2018 Plan with respect to Code Section 409A, no stock option, SAR, restricted stock, RSU, performance share, performance unit, cash incentive award, Other Award or dividend equivalents paid with respect to awards made under the 2018 Plan will be transferrable by a participant except by will or the laws of descent and distribution. In no event will any such award granted under the 2018 Plan be transferred for value. Except as otherwise determined by the Committee, stock options and SARs will be exercisable during the participant’s lifetime only by him or her or, in the event of the participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the participant in a fiduciary capacity under state law or court supervision.
The Committee may specify on the grant date that all or part of the shares of Common Stock that are subject to awards under the 2018 Plan will be subject to further restrictions on transfer.
Adjustments; Corporate Transactions: The Committee will make or provide for such adjustments in: (1) the number of and kind of shares of Common Stock covered by outstanding stock options, SARs, restricted stock, RSUs, performance shares and performance units granted under the 2018 Plan; (2) if applicable, the number of and kind of shares of Common Stock covered by Other Awards granted pursuant to the 2018 Plan; (3) the exercise price or base price provided in outstanding stock options and SARs, respectively; (4) cash incentive awards; and (5) other award terms, as the Committee in its sole discretion, exercised in good faith determines to be equitably required in order to prevent dilution or enlargement of the rights of participants that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company; (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities; or (c) any other corporate transaction or event having an effect similar to any of the foregoing.
In the event of any such transaction or event, or in the event of a change in control of the Company, the Committee may provide in substitution for any or all outstanding awards under the 2018 Plan such alternative consideration (including cash), if any, as it may in good faith determine to be equitable under the circumstances and will require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each stock option or SAR with an exercise price or base price, respectively, greater than the consideration offered in connection with any such transaction or event or change in control of the Company, the Committee may in its discretion elect to cancel such stock option or SAR without any payment to the person holding such stock option or SAR. The Committee will make or provide for such adjustments to the numbers of shares of Common Stock available under the 2018 Plan and the share limits of the 2018 Plan as the Committee in its sole discretion may in good faith determine to be appropriate in connection with such transaction or event. However, any adjustment to the limit on the number of shares of Common Stock that may be issued upon exercise of Incentive Stock Options will be made only if and to the extent such adjustment would not cause any option intended to qualify as an Incentive Stock Option to fail to so qualify.
Prohibition on Repricing: Except in connection with certain corporate transactions or changes in the capital structure of the Company or in connection with a change in control, the terms of outstanding awards may not be amended to (1) reduce the exercise price or base price of outstanding stock options or SARs, respectively, or (2) cancel outstanding “underwater” stock options or SARs in exchange for cash, other awards or stock options or SARs with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original stock options or SARs, as applicable, without stockholder approval. The 2018 Plan

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  35

specifically provides that this provision is intended to prohibit the repricing of  “underwater” stock options and SARs and that it may not be amended without approval by our stockholders.
Detrimental Activity and Recapture: Any Evidence of Award may reference a clawback policy of the Company or provide for the cancellation or forfeiture and repayment to us of any award or gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if any participant, either during employment or other service with us or a subsidiary or within a specified period after such employment or service, engages in any detrimental activity, as described in the applicable Evidence of Award or such clawback policy. In addition, any Evidence of Award or such clawback policy may provide for cancellation or forfeiture of an award or the forfeiture and repayment of any shares of Common Stock issued under and/or any other benefit related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules and regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the shares of Common Stock may be traded.
Grants to Non-U.S. Based Participants: In order to facilitate the making of any grant or combination of grants under the 2018 Plan, the Committee may provide for such special terms for awards to participants who are foreign nationals, who are employed by the Company or any of its subsidiaries outside of the United States of America or who provide services to the Company or any of its subsidiaries under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve such supplements to, or amendments, restatements or alternative versions of, the 2018 Plan (including sub-plans) as it may consider necessary or appropriate for such purposes, provided that no such special terms, supplements, amendments or restatements will include any provisions that are inconsistent with the terms of the 2018 Plan as then in effect unless the 2018 Plan could have been amended to eliminate such inconsistency without further approval by our stockholders.
Withholding: To the extent the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with any payment made or benefit realized by a participant or other person under the 2018 Plan, and the amounts available to us for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts required to be withheld, which arrangements, in the discretion of the Committee, may include relinquishment of a portion of such benefit. If a participant’s benefit is to be received in the form of shares of Common Stock, and such participant fails to make arrangements for the payment of taxes or other amounts, then, unless otherwise determined by the Committee, we will withhold shares of Common Stock having a value equal to the amount required to be withheld. When a participant is required to pay the Company an amount required to be withheld under applicable income, employment, tax or other laws, the participant may elect, unless otherwise determined by the Committee, to satisfy the obligation, in whole or in part, by having withheld, from the shares required to be delivered to the participant, shares of Common Stock having a value equal to the amount required to be withheld or by delivering to us other shares of Common Stock held by such participant. The shares used for tax or other withholding will be valued at an amount equal to the fair market value of such shares of Common Stock on the date the benefit is to be included in participant’s income. In no event will the fair market value of the shares of Common Stock to be withheld and delivered pursuant to the 2018 Plan exceed the minimum amount required to be withheld, unless (i) an additional amount can be withheld and not result in adverse accounting consequences, (ii) such additional withholding amount is authorized by the Committee, and (iii) the total amount withheld does not exceed the participant’s estimated tax obligations attributable to the applicable transaction. Participants will also make such arrangements as the Company may require for the payment of any withholding tax or other obligation that may arise in connection with the disposition of shares of Common Stock acquired upon the exercise of stock options.
No Right to Continued Employment: The 2018 Plan does not confer upon any participant any right with respect to continuance of employment or service with the Company or any of its subsidiaries.
Effective Date of the 2018 Plan: The 2018 Plan will become effective on the date it is approved by the Company’s stockholders. No grants will be made under the Predecessor Plans on or after the date on which our stockholders approve the 2018 Plan, provided that outstanding awards granted under the Predecessor Plans will continue unaffected following such date.
Amendment and Termination of the 2018 Plan: The Board generally may amend the 2018 Plan from time to time in whole or in part. However, if any amendment, for purposes of applicable stock exchange rules (and except as permitted under the adjustment provisions of the 2018 Plan) (1) would materially increase the benefits accruing to participants under the 2018 Plan, (2) would

36  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

materially increase the number of shares which may be issued under the 2018 Plan, (3) would materially modify the requirements for participation in the 2018 Plan, or (4) must otherwise be approved by our stockholders in order to comply with applicable law or the rules of the New York Stock Exchange, all as determined by the Board, then such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.
Further, subject to the 2018 Plan’s prohibition on repricing, the Committee generally may amend the terms of any award prospectively or retroactively. Except in the case of certain adjustments permitted under the 2018 Plan, no such amendment may be made that would materially impair the rights of any participant without his or her consent. If permitted by Section 409A of the Code and subject to certain other limitations set forth in the 2018 Plan, including in the case of termination of employment or service, or in the case of unforeseeable emergency or other circumstances or in the event of a change in control, the Committee may provide for continued vesting or accelerate the vesting of certain awards granted under the 2018 Plan.
The Board may, in its discretion, terminate the 2018 Plan at any time. Termination of the 2018 Plan will not affect the rights of participants or their successors under any awards outstanding and not exercised in full on the date of termination. No grant will be made under the 2018 Plan more than 10 years after the effective date of the 2018 Plan, but all grants made on or prior to such date will continue in effect thereafter subject to their terms and the terms of the 2018 Plan.
Allowances for Conversion Awards and Assumed Plans. Shares of Common Stock issued or transferred under awards granted under the 2018 Plan in substitution for or conversion of, or in connection with an assumption of, stock options, SARs, restricted stock, RSUs, or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with us or any of our subsidiaries will not count against (or be added to) the aggregate share limit or other 2018 Plan limits described above. Additionally, shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions from another entity may be available for certain awards under the 2018 Plan, under circumstances further described in the 2018 Plan, but will not count against the aggregate share limit or other 2018 Plan limits described above.

New Plan Benefits
It is not possible to determine the specific amounts and types of awards that may be awarded in the future under the 2018 Plan because the grant and actual settlement of awards under the 2018 Plan are subject to the discretion of the plan administrator.

U.S. Federal Income Tax Consequences
The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the 2018 Plan based on Federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for 2018 Plan participants, is not intended to be complete and does not describe Federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences.
Tax Consequences to Participants
Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient for such restricted stock) at such time as the shares of restricted stock are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the recipient.
Performance Shares, Performance Units and Cash Incentive Awards. No income generally will be recognized upon the grant of performance shares, performance units or cash incentive awards. Upon payment in respect of the earn-out of performance shares, performance units or cash incentive awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received.
Nonqualified Stock Options. In general:
•
no income will be recognized by an optionee at the time a non-qualified stock option is granted;

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  37

•
at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and

•
at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. If shares of Common Stock are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.
If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares. Any further gain
(or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.
SARs. No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.
RSUs. No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.
Tax Consequences to the Company or its Subsidiaries
To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

CODE SECTION 162(m)
Section 162(m) of the Code generally disallows a deduction for certain compensation paid to certain executive officers (and, beginning in 2018, certain former executive officers) to the extent that compensation to a covered employee exceeds $1 million for such year. Compensation qualifying for a performance-based exception as “qualified performance-based compensation” under Section 162(m) of the Code has historically not been subject to the deduction limit if the compensation satisfies the requirements of Section 162(m) of the Code. This exception has now been repealed, effective for taxable years beginning after December 31, 2017, unless certain transition relief for certain compensation arrangements in place as of November 2, 2017 is available. To be clear, stockholders are not being asked to approve the 2018 Plan (or any of its provisions) for purposes of Section 162(m) of the Code or the performance-based exception. Currently, the Company does not anticipate that it would be able to make any future grants under the 2018 Plan that will be intended to qualify for the performance-based exception.

Registration with the SEC
We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of Common Stock under the 2018 Plan with the Securities and Exchange
Commission pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the 2018 Plan by our stockholders.

38  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

Vote Required for Approval
The affirmative vote of a majority of votes cast in person or by proxy is required for approval of the 2018 Plan. Abstentions will have the effect of a vote against the proposal.
Broker non-votes will not be counted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL OF THE MACY’S, INC. 2018 EQUITY AND INCENTIVE
COMPENSATION PLAN.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  39

COMPENSATION DISCUSSION & ANALYSIS
This Compensation Discussion and Analysis (CD&A) describes our executive compensation policies and practices and focuses on how our Named Executive Officers (NEOs) are compensated.
EXECUTIVE SUMMARY
Leadership Transition and Financial Performance
Macy’s successfully completed a leadership transition in 2017 that was carefully planned over a multi-year period and resulted in the retirement of Terry J. Lundgren as CEO and Chairman of the Board and the promotion of Jeff Gennette as his successor. Other important leadership changes also occurred, as discussed below, as Mr. Gennette identified the need for new skills and experiences to better support the execution of the Company’s North Star Strategy, which he introduced in 2017. Under the leadership of the new team, which represents a mix of Macy’s veterans and new hires, the Company delivered strong financial and operational performance that culminated in positive comparable sales growth in the critical fourth quarter, thereby reversing the negative trend of the prior 11 quarters, a 21% improvement in non-GAAP diluted earnings per share, and a significant improvement in our return on invested capital from 18.5% to 20.8%.
2017 was a year in which we built momentum. Our variable compensation programs are designed with a pay for performance philosophy which only reward executives when appropriate levels of achievement are reached. For a discussion of our short and long-term achievement see pages 49 and 51.

Our Compensation Program Objectives
We seek to provide competitive and reasonable compensation opportunities, focus on results and strategic objectives, foster a pay-for-performance culture, attract and retain key executives, and balance risk and reward to ensure accountability to shareholders.

Shareholder Support for our Compensation Program
At our 2017 annual meeting, shareholders representing 93% of votes cast approved our “say-on-pay” proposal in support of our executive compensation program, the sixth consecutive year of shareholder support in excess of 90%.
We value the opinions that shareholders express in their votes and dialog regarding our executive compensation program. We communicate regularly with our investors to ensure that our Board, Board Committees and management understand and consider the issues that matter most to our shareholders.

Pay-for-Performance Mix
Because our executive officers have the ability to directly influence our overall performance, the largest portion of NEOs’ compensation is variable, at risk pay. Based on a combination of annual performance-based incentive awards and long-term performance based equity incentive awards, 87% of our CEO’s targeted total direct compensation for fiscal 2017 and 75% of our other
NEOs’ targeted total direct compensation for fiscal 2017 was delivered through variable incentives in which payout is tied to changes in stock price and predetermined performance objectives. Performance-based restricted stock units and stock options represent the largest element of pay for our NEOs.

For fiscal 2017, our NEOs were:
Name	Principal Position	Years with Macy’s
Jeff Gennette	Chief Executive Officer	34
Terry J. Lundgren(1)	Executive Chairman	36
Karen M. Hoguet	Chief Financial Officer	35
Harry A. Lawton III	President	<1
Elisa D. Garcia	Chief Legal Officer	1
Danielle L. Kirgan	Chief Human Resources Officer	<1
Jeffrey A. Kantor	Chief Merchandising Officer	36
Tim Baxter(2)	Former Chief Merchandising Officer	26

40  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

(1)
Mr. Lundgren served as Chief Executive Officer until his transition to Executive Chairman in March 2017.

(2)
Mr. Baxter’s employment with the Company was terminated in September 2017.

CEO Targeted Pay Mix	Salary	Annual Incentive	Performance Restricted Stock Units	Stock Options	Total
% of Total Compensation	13%	22%	39%	26%	100%
Short-Term Cash vs. Long-Term Equity	34%		66%		100%
Fixed vs. Performance-Based	13%	87%			100%
Other NEOs Targeted Pay Mix (average)	Salary	Annual Incentive	Performance Restricted Stock Units	Stock Options	Total
% of Total Compensation	25%	23%	31%	21%	100%
Short-Term Cash vs. Long-Term Equity	48%		52%		100%
Fixed vs. Performance-Based	25%	75%			100%
The following table, which illustrates pay outcomes for Mr. Gennette for the performance period ending with fiscal 2017, demonstrates the variable nature of our overall compensation program and the degree to which earned pay varies with performance.
Component	Target	Earned	Forfeited
Base salary	$1,250,000	$1,250,000	$0
2017 Annual Incentive	$2,125,000	$2,997,100	$0
2015 – 2017 Performance Shares	$1,620,000	$0	$1,620,000
Total	$4,995,000	$4,247,100	$1,620,000
As a part of the fiscal 2017 long-term incentives, Mr. Gennette also received both a performance-based restricted stock unit award for the period 2017 – 2019 with a grant date fair value of  $3,900,000 and a stock option award with a grant date fair value of  $2,600,000. The stock price at time of grant was $28.17, so with the stock price of  $24.89 at the end of fiscal 2017, these grants had lost value.
Overview of 2017 Business
We continued implementation of our North Star Strategy, a five-point strategy to transform our retail business and focus on key growth areas, embrace customer centricity, and optimize value in our real estate portfolio. Our focus in fiscal 2017 was growth of our mobile and digital business, stabilization of our store businesses at Macy’s and Bloomingdale’s and establishment of a foundation for future growth. Key steps taken at Macy’s included re-engineering of Macy’s marketing strategy to revitalize customer brand engagement, better understand our customers, improve marketing efficiency and strengthen media mix; rollout of a new customer loyalty program; focus on private label and exclusive merchandise brands; expansion of Macy’s Backstage off-price option in existing stores; and growth of digital initiatives such as mobile app use in store and buy online pickup in store (BOPS) transactions. Early in the year, we reorganized the field structure supporting our stores and restructured central operations to focus on strategic priorities and reduce expense. In 2017, we restructured our marketing department and consolidated our merchandising, planning and private brands teams into a single merchandising function. We also closed 83 of the approximately 100 store closures we announced in
August 2016. In January 2018, we announced actions to continue improvements in organizational efficiency and to allocate resources to support our growth strategy, including staffing adjustments across the stores organization with reductions in some stores and increases in others and the closure of 11 stores in early 2018. We are focused on accelerating the growth of our beauty products at Macy’s and Bloomingdale’s and through spa retailer, bluemercury, by opening additional freestanding bluemercury stores in urban and suburban markets, enhancing its online capabilities and adding bluemercury products and sections to Macy’s stores.
In 2017, we continued to execute our real estate value creation strategy that has three key components:
•
Review of our flagship properties

•
Monetization of assets that are not strategically critical to our business

•
Evaluation of selected properties for development potential under our strategic alliance with Brookfield Asset Management.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  41

In total, we realized $411 million in asset sales proceeds in 2017, which was in line with what we anticipated when setting our short-term incentive targets. This compares to $673 million in 2016 which included the sale of the Men’s building in Union Square, San Francisco for approximately $250 million.
We exceeded our cash flow target in large part due to improved inventory management throughout the year, which resulted in more cash, improved margins and, importantly, higher quality year-end inventory.

Overview of 2017 Operating Performance
Selected financial results for fiscal 2017 used as performance metrics under our executive compensation plans include:
Annual Incentive Plan
Performance Metric	Fiscal 2017 Results
Adjusted EBIT • Earnings before interest and taxes, excluding restructuring, impairment, store closing and other costs, settlement charges and net premiums on the early retirement of debt.	Adjusted EBIT for fiscal 2017 totaled $2.098 billion, or 104% of target.
Sales	Total sales for fiscal 2017 were $25.782 billion, or 100% of target.
Cash Flow	Cash provided by operating activities net of investing activities was $1.571 billion for fiscal 2017 or plus $444.9 million versus target.
Long-Term Incentive Plan
Performance Metric	Fiscal 2015 – 2017 Results

Adjusted EBITDA Margin
•
Earnings before interest, taxes, depreciation and amortization, excluding restructuring, impairment, store closing and other costs, settlement charges and net premiums on the early retirement of debt, divided by net sales.

Adjusted EBITDA margin was 12.4% for the fiscal 2015 – 2017 period, which was below threshold.
ROIC	Return on Invested Capital (ROIC) was 19.8% for the fiscal 2015 – 2017 period, which was below threshold.
Total Shareholder Return	3-year compound annualized total shareholder return (TSR) was-23.0%, which was below threshold relative to the peer group 3-year TSR.
See pages 49 and 51 for information on payouts based on performance under our annual incentive and long-term incentive plans.
See Macy’s Annual Report on Form 10-K for important information regarding the above non-GAAP financial measures.

SUMMARY OF 2017 COMPENSATION ACTIONS
In making decisions regarding the compensation opportunities and amounts earned by the NEOs in fiscal 2017, the CMD Committee took into account competitive pay practices in the industry, the economic climate, our performance against fiscal 2017 internal goals, and our relative performance against industry competitors.

Target Compensation
The CMD Committee, with support from FW Cook, our independent executive compensation consultant, established target compensation levels for our CEO,
Executive Chairman, and President for fiscal 2017 consistent with our multi-year leadership strategy.

Mr. Gennette, Chief Executive Officer
The CMD Committee established and the Board approved for Mr. Gennette, in his initial year as CEO, a target total compensation package comprised of a base salary of  $1,250,000, target annual incentive opportunity of 170% of base salary and long-term incentive target of $6,500,000. In establishing this package, the CMD Committee took into consideration numerous factors including the target compensation of CEOs at our peer

42  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

companies; the compensation paid to newly promoted CEOs relative to the prior CEO based on a large sample of comparable situations; the CMD Committee’s historic philosophy regarding the positioning of CEO and other senior officer target compensation levels versus market rates; Mr. Gennette’s then-inexperience as CEO of a public company; and the continued role of Mr. Lundgren as Executive Chairman and Chairman of the Board. Mr. Gennette’s fiscal 2017 target total compensation of $9,875,000 was between the 25th percentile and median of CEO peer group compensation, providing room for increases and movement toward peer group median assuming strong performance.

Mr. Lundgren, Executive Chairman and Chairman of the Board
The CMD Committee established and the Board approved for Mr. Lundgren, in his new role as Executive Chairman, a reduced target total compensation package comprised of a base salary of  $1,000,000 (reduced from $1,600,000 as CEO), target annual incentive opportunity of 150% of base salary (reduced from 170%) and long-term incentive target of  $4,750,000 (reduced from $10,000,000). In setting Mr. Lundgren’s target compensation, the CMD Committee considered the critical role he continued to serve, including as an advisor to Mr. Gennette and leadership of our real estate and China strategies. The CMD Committee also considered the compensation paid at other companies that have implemented similar leadership transitions in which the prior CEO assumes an ongoing role as Executive Chairman and Chairman of the Board. Mr. Lundgren’s fiscal 2017 target total compensation was reduced by approximately 50% from fiscal 2016.

Mr. Lawton, President
Mr. Lawton joined the Company in September 2017 as President, bringing expertise in retailing and technology, most recently as a senior executive at eBay, Inc. and Home Depot, Inc. The CMD Committee established and approved for Mr. Lawton a competitive target compensation package consisting of a base salary of $1,000,000, target annual incentive opportunity of 125% of base salary, and a fiscal 2018 target annual equity grant with a grant date fair value of  $4,000,000 in a combination of performance-based restricted stock units and stock options, weighted 60% to 40%, respectively. In determining Mr. Lawton’s target annual compensation opportunity, the CMD Committee considered market data for comparable positions at our peer group companies, as well as Mr. Lawton’s combined experience in retail and technology, diverse business background and the Company’s omnichannel strategy. Mr. Lawton’s total direct compensation opportunity approximated peer group median.

Ms. Kirgan, Chief Human Resources Officer
Ms. Kirgan joined the Company in October 2017 as Chief Human Resources Officer. She has more than 20 years of experience in a variety of human resources roles across a diverse range of businesses, most recently as Senior Vice President, People, at American Airlines. The CMD Committee established and approved for Ms. Kirgan a target compensation package comprised of a base salary of  $750,000, target annual incentive opportunity of 75% of base salary, and a fiscal 2018 target annual equity grant with a grant date fair value of $1,200,000. In determining Ms. Kirgan’s target annual compensation opportunity, the CMD Committee considered market data for comparable positions at our peer group companies. Ms. Kirgan’s total direct compensation opportunity was near the median of CHRO peer group compensation.

Sign-On Compensation
To attract Mr. Lawton to Macy’s, Mr. Lawton received a sign-on bonus of  $5,500,000. The sign-on bonus was designed to offset amounts Mr. Lawton was required to repay, and bonus, options, time-based and performance-based equity awards he forfeited, upon his departure from his previous employer. The sign-on bonus, payable $2,000,000 upon hire and $3,500,000 in March 2018, is subject to a repayment agreement that provides for 100% repayment during the first 12 months and 50% repayment during months 13 to 24 in the event of a voluntary termination. Mr. Lawton received a sign-on equity grant of stock options, time-based restricted stock units and performance-based restricted stock units with grant date values of  $4,000,000, $3,500,000 and
$3,000,000, respectively, to replace forfeited equity awards. Mr. Lawton’s position required relocation to New York City and the Company provided relocation benefits to assist with his move.
Ms. Kirgan received a sign-on bonus of  $500,000, payable $300,000 upon hire and $200,000 in April 2018, subject to a repayment agreement on the same terms as Mr. Lawton. Ms. Kirgan also received a new hire equity grant of stock options in November 2017 with a grant date value of  $500,000. The Company provided relocation benefits to Ms. Kirgan to assist with her move to New York City.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  43

Job Change Equity Grant
In August 2017, we announced the restructuring of our merchandising operations, including the consolidation of merchandising, planning and private brands into a single merchandising function to be led by Jeffery A. Kantor. In recognition of the importance of this role and his increased job responsibilities, the CMD Committee approved a grant of time-based restricted stock units with a grant date value of  $500,000 to Mr. Kantor, vesting on the third anniversary of the grant date.

Other Actions
The CMD Committee took the following other specific actions with respect to the compensation of NEOs for fiscal 2017:
•
Determined base salaries would remain at 2016 levels, with the exception of Mr. Gennette and Mr. Lundgren in connection with their leadership succession and Mr. Kantor in connection with his job change;

•
Added strategic goals to the annual incentive plan for 2017, in addition to financial goals, to focus participants on key priorities that are viewed as drivers of long-term value and are directly within the control of participants;

•
Based on levels of achievement against pre-determined goals for EBIT, Sales, Cash Flow and Strategic Initiatives, made annual incentive award payments of approximately 141% of the target incentive opportunities to the NEOs;

•
Based on failure to achieve pre-determined goals for average EBITDA margin, average ROIC and relative TSR over the three-year (fiscal 2015 – 2017) performance period, made no payouts of performance-based restricted stock units because the required threshold levels of performance were not achieved;

•
Granted performance-based restricted stock units and stock options to the NEOs, with a mix of 60% performance-based restricted stock units and 40% stock options; and

•
Approved a special performance-based restricted stock unit award for Ms. Hoguet for the performance period 2017 – 2019 with a grant date fair value of $1,000,000.

WHAT WE DO AND DON’T DO		See pages
We align executive compensation with the interests of our shareholders	✓ Focus on performance-based compensation	40
	✓ Pay well-aligned with performance	47-48
	✓ Annual risk assessment of executive compensation program	14
	✓ Robust stock ownership guidelines for executive officers	53
Our executive compensation program is designed to avoid excessive risk taking	✓ Use multiple performance objectives for both annual and long-term incentive plans	49-51
	✓ Measure performance against both annual and multi-year standards	49-52
	✓ Set performance goals at levels high enough to encourage strong performance, but within reasonably attainable parameters to discourage excessive risk taking	50-52
	✓ Cap on performance-based compensation	49-51

44  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

WHAT WE DO AND DON’T DO		See pages
We adhere to executive compensation best practices	✓ Provide modest perquisites with reasonable business rationale	40
	✓ Annual say-on-pay vote	27
	✓ CMD Committee comprised of independent directors	16
	✓ Include a relative-to-peer TSR metric for performance-based restricted stock units	52
	✓ Provide for recoupment of cash and equity incentive compensation in certain circumstances	53
	✓ Prohibit hedging and pledging transactions by directors and executive officers	54
	✓ Utilize a compensation consultant independent of management	46
	✓ Provide a reasonable post-employment change-in-control plan	68
	✓ Equity awards are subject to “double-trigger” vesting in the event of a change-in-control	53
	Ø Do not provide excise tax gross ups upon a change in control	n/a
	Ø Do not provide individual employment contracts	68
	Ø Do not reprice or buyout for cash underwater stock options	30
	Ø Do not provide individual change-in-control agreements	68

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  45

ROLES IN DETERMINING EXECUTIVE COMPENSATION
CMD Committee
The CMD Committee administers the executive compensation program for senior executives, overseeing our annual incentive and long-term incentive plans, our benefit plans and policies, and ensuring that appropriate succession plans are in place for the CEO and other key executive positions. When making decisions regarding our executive compensation program, the CMD Committee considers, among other things:
•
our compensation philosophy,

•
our financial, operating and total shareholder return performance,

•
compensation policies and practices for our employees generally, and

•
practices and executive compensation levels within peer companies.

The CMD Committee’s primary goals are to support organizational objectives and shareholder interests, emphasize the pay-for-performance linkage of our executive compensation program and ensure that our executive compensation programs are competitive.

Compensation Consultant
Since 2008, the CMD Committee has engaged FW Cook to assist with executive compensation matters. FW Cook provides no services to the Company other than those provided directly to or on behalf of the CMD Committee, and to or on behalf of the Nominating and Corporate Governance Committee with respect to director compensation. The CMD Committee has assessed the independence of FW Cook pursuant to the New York Stock Exchange listing standards and SEC rules and is not aware of any conflict of interest that would prevent FW Cook from providing independent advice to the CMD Committee.
FW Cook attends CMD Committee meetings at the request of the Committee, meets with the Committee in executive session without management and frequently communicates with the Committee chairman regarding emerging issues and other matters considered by the CMD Committee. The services provided by FW Cook include review and advice relating to:
•
design of our annual and long-term incentive plans, including the degree to which the incentive plans support our business strategy and balance risk-taking with potential reward;
•
setting performance objectives;

•
peer group pay and performance comparisons;

•
competitiveness of our key executives’ compensation;

•
changes to the NEOs’ compensation levels;

•
design of other compensation and benefits programs; and

•
preparation of public filings related to executive compensation, including this CD&A and the accompanying tables and footnotes.

Management
The CMD Committee also seeks input from the CEO and senior executives in our human resources, legal and finance departments to develop the design, operation, objectives and values of the various compensation components. These executives may attend and contribute to Committee meetings as requested by the Committee or its chairman. Our human resources department engages a compensation consultant, Korn Ferry Hay Group, to provide calculations, comparator group and general market data to be used by management in its compensation-related analyses.
Our CEO also participates in the executive compensation process. At the beginning of a fiscal year, our CEO meets with each of his direct reports, including the other NEOs, to set their individual performance objectives for the year, such as meeting key financial and other business goals and effectively managing their business unit or corporate function. Following the end of the fiscal year, our CEO reviews the performance of each direct report against Company and individual performance objectives and the individual’s contribution to our performance. Our CEO takes an active part in CMD Committee discussions of compensation involving his direct reports. He provides input on individual performance and the size, scope and complexity of their positions and recommendations with respect to the amount and composition of their compensation opportunities. Human resources executives, with the assistance of FW Cook, provide the CMD Committee with data and analyses and annually prepare information to help the CMD Committee in its consideration of such

46  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

recommendations. Mr. Gennette and Mr. Lundgren did not participate in the CMD Committee or Board meetings during which their compensation is discussed.

HOW WE SET EXECUTIVE COMPENSATION
Review Process
The CMD Committee annually reviews NEO base salary, annual incentive award payments and equity awards at its March meeting. At that time, all financial and other performance results for the prior fiscal year are available and individual and Company performance against applicable targets can be measured.
The targeted total direct compensation of the NEOs other than Mr. Gennette is generally intended to approximate the median of the 12-company peer group of retailers listed below, which is the level the CMD Committee has determined is aligned with the market. Actual positioning of targeted compensation may be above or below the median based on the executive’s experience, skill set, scope of responsibilities, tenure and other factors. For fiscal 2017, the NEOs’ targeted total direct compensation (base salary, target annual incentive and grant date value of long-term incentive awards), other than Mr. Gennette, fell within median range of the peer group practice, reflecting a combination of median to 75th percentile base salaries, 25th percentile target annual incentive, and near median long-term incentive awards. Actual total direct compensation realized will vary from targeted compensation based upon the level of achievement of short- and long-term operating performance objectives, stock price performance and the Company’s total shareholder return relative to the peer companies. The CMD Committee reviews the compensation of other senior executives to ensure that the compensation of the NEOs is internally consistent and equitable.
The targeted total direct compensation for Mr. Gennette was set between the 25th percentile and median of the peer group, reflecting his first year in the CEO role, with the expectation that targeted total direct compensation will move towards median over time, assuming strong performance.

Peer Companies
The CMD Committee uses comparative compensation data of the following peer group of 12 publicly-traded retail companies to assess the competitiveness of our executive compensation levels and opportunities, and in determining individual components of compensation, compensation practices, and the relative proportions of each component of compensation:
Bed, Bath & Beyond	Kohl’s	Sears Holdings
Dillard’s	L Brands	Target
Gap	Nordstrom	TJX Companies
J.C. Penney	Ross Stores	Walmart
We selected this peer group in 2013 with input from FW Cook, taking into consideration a variety of factors, including revenue, market capitalization, total assets, number of employees, Global Industry Classification Standard, business model, product and customer base, and whether the company competes with Macy’s with respect to product, customers and/or executive talent. We review our peer group annually.
At October 31, 2017, we ranked at or above the 75th percentile of the peer group in revenue, total assets and number of employees, near median in net income, and between the 25th percentile and median in market cap.

($) in millions	Revenue(1)	Net Income(1)	Market Cap(2)	Total Assets(3)	Number of Employees(4)
75th Percentile	$23,286	$1,466	$26,423	$13,177	163,750
Median	15,279	741	8,616	8,269	120,500
25th Percentile	12,393	395	2,506	7,408	77,075
Macy’s	$24,686	$697	$5,714	$20,215	148,300
Macy’s Percentile Rank	76%	48%	34%	84%	74%
Data Source: Standard & Poor’s Capital IQ, as of October 31, 2017
(1)
Most recently reported four quarters.

(2)
As of October 31, 2017.

(3)
Most recently reported quarter.

(4)
Most recently reported fiscal year.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  47

Competitive Analyses
As part of the fiscal 2017 compensation planning process, the CMD Committee asked FW Cook to review the design of our annual and long-term incentive programs and prepare a competitive analysis of the compensation of the NEOs. The materials prepared by FW Cook included:
(i)
an analysis of the design of our annual incentive and long-term incentive programs in relation to our financial and strategic priorities, human resources objectives and market practice to determine whether changes were appropriate,

(ii)
a competitive analysis of the targeted total direct compensation for the NEOs, including base salary, annual incentives and long-term incentives, and

(iii)
a competitive assessment of our long-term incentive grant practices, including a review of share usage (shares granted in equity plans as a percentage of weighted-average outstanding shares), potential dilution relative to peer group practice and a fair value transfer analysis that measured the aggregate cost of long-term incentives as a percent of market capitalization and revenue.
FW Cook determined that our incentive compensation programs continue to be well designed and reward profitable growth and appreciation in shareholder value through successful execution of strategies to enhance customer engagement and financial objectives on both absolute and relative peer-to-peer bases. FW Cook noted that while overall competitive positioning of NEOs’ targeted total direct compensation is generally aligned with the CMD Committee’s strategy of peer group median, increases in base salaries, target annual incentives and long-term equity award opportunities may be appropriate based on market data, internal relative comparisons, evolving roles, performance, skill set and experience levels.

THE KEY ELEMENTS OF EXECUTIVE COMPENSATION
The compensation program for our NEOs consists primarily of the four components outlined below:
Element	Purpose
Base Salary	Market-driven base-line compensation is targeted at a level necessary to attract and retain high-quality talent and ensure a sustainable level of fixed costs. Amount recognizes differences in positions and responsibilities, experience and individual long-term performance.
Annual Incentive Awards	Cash awards that vary based on performance aligns compensation with business strategy and operating performance over short-term (annual) financial and strategic targets.
Long-Term Incentive Awards	Equity awards that vary based on stock price appreciation and financial performance support our longer-term financial goals and stock price growth as well as retention and succession planning.
Benefits	NEOs are eligible for group life, health, savings and other benefits available generally to all salaried employees and limited executive benefits to fulfill particular business purposes.
Base Salary
Members of senior management earn a base salary that we believe is competitive and consistent with their position, skill level, experience, knowledge and length of service with the Company. Base salary is intended to aid in the attraction and retention of talent in a competitive market and is generally aligned with market median, although actual salaries may be higher or lower as a result of various factors, including our performance results, the broad economic climate, internal pay equity and specific individual attributes and circumstances.
The CMD Committee, with input from FW Cook and management, established total target compensation for the NEOs for fiscal 2017. The Committee and the Board made no changes to base salary levels for 2017, with the exception of Mr. Gennette and Mr. Lundgren in connection with their leadership succession and Mr. Kantor in connection with his job change.
Changes to 2017 Base Salary
Name	FY 2017 Salary (000s)	FY 2016 Salary (000s)	% Increase
Gennette(1)	$1,250	$1,000	25%
Lundgren	$1,000	$1,600	-37.5%
Hoguet	$900	$900	0%
Lawton(2)	$1,000	—	—
Garcia	$725	$725	0%
Kirgan(3)	$750	—	—
Kantor	$925	$775	19.4%
Baxter(4)	$850	$850	0%

48  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

(1)
Mr. Gennette succeeded Mr. Lundgren as Chief Executive Officer in March 2017.

(2)
Mr. Lawton joined the Company in September 2017 as President.

(3)
Ms. Kirgan joined the Company in October 2017 as Chief Human Resources Officer.

(4)
Mr. Baxter’s employment with the Company was terminated in September 2017.

Annual Incentive
The NEOs participate in the Senior Executive Incentive Compensation Plan, referred to as the Incentive Plan. The Incentive Plan aligns executive compensation with our business strategy and operating performance objectives and is designed to motivate executives to meet or exceed annual corporate financial and strategic goals.
Target Annual Incentive Opportunity. Annual incentive opportunities for NEOs in the past have been tied entirely to financial metrics. To focus management on achieving the objectives of our North Star business strategy, for fiscal 2017 the CMD Committee tied 25% of target annual incentive opportunities to non-financial strategic initiatives and 75% to financial measures.
We use a two-tier funding approach (referred to as a “plan within a plan”) under which a maximum potential award is determined under the Incentive Plan and the actual award is determined by the CMD Committee through application of  “negative discretion” to adjust the maximum award.
Maximum Annual Incentive Opportunity. The NEOs become eligible for a maximum annual incentive award based on a percentage of EBIT achieved for the fiscal year. The maximum potential award for Mr. Gennette and Mr. Lundgren for fiscal 2017 is equal to 0.45% of EBIT and for each of the other NEOs is equal to 0.25% of EBIT, subject to the Incentive Plan’s per-person maximum of  $7 million. If EBIT is positive, a portion of each dollar of EBIT is used to determine the participant’s maximum award. If EBIT is negative, no incentive awards are paid.
The CMD Committee selected EBIT as the performance metric to ensure that the maximum potential payout is determined as a percentage of controllable profit. Excluding interest and taxes ensures that profit is defined based on operating results that the executives can directly influence.
Reduction of the Maximum Annual Incentive Award. The CMD Committee has discretion to, and has in the past, paid actual incentive awards which are lower than the maximum awards. Maximum incentive awards may be reduced based on a “targeted” annual incentive award opportunity established for each NEO and our overall performance during the fiscal year measured against pre-established financial goals, or on such alternative or additional factors, as the CMD Committee deems appropriate.
Targeted annual incentive award opportunities are expressed as a percent of year-end base salary. Actual awards may range from 0% to 260% or more of the “target” award, depending upon actual performance relative to the pre-determined goals, as shown in the chart below (and on such alternative or additional factors as the CMD Committee deems appropriate).

	Annual Incentive as a % of Base Salary
Position	Threshold	Target	Outstanding
Chief Executive Officer	44.63%	170%	412.25%
Executive Chairman	39.46%	150%	363.75%
President	32.88%	125%	303.13%
Chief Merchandising Officer	26.25%	100%	242.50%
Other NEOs	19.69%	75%	181.88%
Performance Measures and Weightings. Performance measures are weighted 40% EBIT, 25% Sales, 10% Cash Flow and 25% Strategic Initiatives (5% each).
Annual Incentive as a % of Target
Performance Metric	Threshold	Outstanding
EBIT	20% of Target	300% of Target
Sales	32% of Target	220% of Target
Cash Flow	40% of Target	200% of Target
Strategic Initiatives(1)	25% of Target	190% of Target

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  49

The CMD Committee selected the following levels of EBIT, Sales and Cash Flow as the financial goals and the strategic initiatives listed below as the strategic goals for fiscal 2017 for purposes of the targeted annual incentive opportunity for NEOs:

		Performance Range ($ in millions)
Performance Metric	Weight	Threshold	Target	Outstanding
EBIT	40%	85% of Target	$2,009.8	120% of Target
Sales	25%	98% of Target	$25,687.2	101% of Target
Cash Flow	10%	$50 below Target	$1,142.1	$150 above Target
Strategic Initiatives(1)	25%
(1)
Strategic initiatives, each equally weighted, consist of cost savings, BOPS penetration, success of off-price in stores, loyalty program and next generation of stores goals.

Reasons for Selecting These Metrics
•
The EBIT measure focuses executives on maximizing operating income and is a good indicator of how effectively our annual business objectives and strategies, which focus on growth in profits, are being executed.

•
Sales, a priority for retailers, are a measure of growth and provide opportunities for the achievement of various other financial measures, including EBIT and cash flow. The Sales target includes sales of departments licensed to third parties and excludes certain items that are included in externally reported sales under GAAP, including licensed department income, shipping and handling fees and sales to third-party retailers.

•
Cash Flow measures how much cash we generate from our operating activities net of investing activities. This cash can be used to further invest in the business, to return to shareholders or to strengthen the balance sheet.

•
Strategic Initiatives align management with business strategy to drive future growth and shareholder value and introduces a “balanced scorecard” in which a portion of annual incentive is tied to non-financial or strategic imperatives.

The heavier weighting for the EBIT and Sales objectives reflects our emphasis on profitable growth. The performance levels of EBIT, Sales and Cash Flow are determined annually, and are set to help the Company achieve its longer term average EBITDA margin (or comparable sales growth) and average ROIC objectives under the long-term incentive program. These performance levels are intended to be aggressive but realistic, such that achieving threshold levels would represent minimum acceptable performance and achieving maximum levels would represent outstanding performance. Strategic Initiatives align management on metrics considered critical to business recovery, are achievable, and encompass sales growth, service, cost and innovation.
Fiscal 2017 Annual Incentive Awards. For fiscal 2017, incentive awards were made based on the level of achievement of the EBIT, Sales and Cash Flow metrics. Consistent with the definition approved by the Committee at the time the performance goals were established, EBIT was adjusted for costs associated with unplanned store closings and asset impairment charges, for costs associated with an unplanned restructuring and cost reduction program, and for non-cash settlement charges associated with retirement plans.
Overall, 2017 financial metric performance averaged approximately 159% of target and strategic initiative objective averaged approximately 110% of target resulting in a total payout of 141%.
Sales were planned down versus prior year due to store closings and the reduction expected in comparable sales. Cash Flow was planned down due to 2017 being a transition year for the business as we focus on comparable sales growth, and the fact that 2016 cash flow benefited from the cash proceeds and delayed payment of taxes on the sale of the Union Square property. A key driver of cash flow performance versus our 2017 target was improved inventory management resulting in lower inventory, but fresh fashionable stock.

50  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

	2017 Performance ($ in millions)			Annual Incentive Payout as a % of Base Salary
Annual Incentive Component	Results	Achievement Level	% of Target	CEO	Executive Chairman	President	CMO	Other NEOs
EBIT ($)	$2,097.44	Between Target and Outstanding	104.36%	97.65%	86.16%	71.80%	57.44%	43.08%
Sales ($)	$25,781.94	Between Target and Outstanding	100.37%	61.37%	54.15%	45.13%	36.10%	27.08%
Cash Flow ($)	$1,587.10	Above Outstanding	+ $444.9 vs. Target	34.00%	30.00%	25.00%	20.00%	15.00%
Strategic Initiatives	110% of Target	Between Target and Outstanding		46.75%	41.25%	34.38%	27.5%	20.63%
Cost Savings			200%
BOPS Penetration			0%
Success of Off-Price			200%
Loyalty Program			0%
Next Generation of Stores			200%
Pilots			100%
Total Earned				239.77%	211.56%	176.31%	141.04%	105.79%
Total Target Opportunity				170.00%	150.00%	125.00%	100.00%	75.00%
For fiscal 2017, we achieved positive EBIT (adjusted as described above) of  $2,097.44 million. Under the Plan’s two-tier funding approach, this resulted in a maximum potential incentive award of  $9,438,480 for Mr. Gennette and Mr. Lundgren (0.45% of EBIT), $7,077,978 for Mr. Lawton (0.45% of Fall EBIT), $5,243,600 for each of the other NEOs except Ms. Kirgan (0.25% of EBIT) and $3,493,090 for Ms. Kirgan (0.25% of 4th quarter EBIT), subject to the Plan’s per-person maximum of  $7 million. The CMD Committee exercised its discretion to reduce the maximum potential incentive awards based on the actual level of achievement of EBIT, Sales and Cash Flow metrics.
The North Star strategic priorities included in the Incentive Plan were designed to align all leadership and resources with key enterprise-wide initiatives in support of the North Star strategies. For 2017, the initiatives were focused on: cost savings in certain areas to Fund the Future in critical areas of the business; increase of Buy Online Pick Up in Stores (BOPS) transactions;
expansion of our Backstage off-price model; results of our new loyalty program; and results of Next Generation of Stores initiatives and pilots. The CMD Committee assessed performance against established metrics for each initiative and determined the overall performance achieved was 110% of target.
We omit target and actual performance levels of strategic initiatives because the information is confidential commercial or financial information the disclosure of which would result in competitive harm.
The performance goals for strategic initiatives, which are both financial and operational, are measured on a quantitative basis. The goals were determined by the CMD Committee to be rigorous, given the retail environment, but achievable in order to drive performance. The target for each financial goal was set to require performance above previous levels or trend. This balance of rigor and achievability is demonstrated in the payout for the strategic initiatives at 110% of target, indicating overall achievement of the goals at slightly above the target level.

Long-Term Equity Compensation
Equity compensation awards to the NEOs in fiscal 2017 consisted of performance-based restricted stock units and stock options. The long-term incentive program is designed to align the interests of the Company and its executives with those of its shareholders.
How Awards are Determined. The CMD Committee, with the recommendations of FW Cook, established a target dollar amount for total long-term compensation for each NEO for the performance period beginning with fiscal
2017. Target amounts are consistent with median (25th percentile to median for Mr. Gennette) long-term incentive opportunities provided by our peer group companies, and take into account prior-year opportunities. Target 2017 long-term compensation was allocated:
•
60% in performance-based restricted stock units that vest after a three-year performance period only

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  51

if we meet pre-determined financial performance and relative TSR goals; and
•
40% in stock options that vest in installments over a four-year period and have value only if our stock price increases over the grant price of the options.

Reasons for This Mix of Long-Term Awards. This mix of equity awards supports several important objectives:
•
establishing a direct link between compensation and achievement of our long-term financial objectives and returns to shareholders on both absolute and relative peer-to-peer bases;

•
achievement of longer-term goals related to our key strategies; and

•
enhancing retention by mitigating the impact of stock price fluctuations with the use of performance-based restricted stock units in combination with stock options.

The CMD Committee believes this mix provides a reasonable balance between stock price performance and longer-term operating and strategic performance.
Performance-Based Restricted Stock Units. The CMD Committee determines the number of performance- based restricted stock units required to deliver the targeted award value (60% of fiscal 2017 long-term incentive award opportunity) by dividing the targeted award dollar value by the closing price of Macy’s common stock on the grant date.
Award Opportunity. Awards granted in fiscal 2017 may pay out from 0% to 150% of the target award opportunity based on our performance against average EBITDA margin, average ROIC, and relative TSR objectives over the three-year performance period (fiscal 2015-2017) as follows:

	EBITDA Margin (50%) weight)		ROIC (30% weight)		Relative TSR (20% weight)
Performance Level	3-Year Average	Vesting %	3-Year Average	Vesting %	3-Year TSR vs. Peer	Vesting %
Outstanding	≥12.2%	150%	≥19.2%	150%	≥75.0%	150%
Target	11.9%	100%	18.8%	100%	50.0%	100%
Threshold	11.2%	50%	17.2%	50%	35.0%	50%
Below Threshold	<11.2%	0%	<17.2%	0%	<35.0%	0%
Performance levels for each metric are based on our long-term business objectives and strategies and historic performance of key business competitors.
Reasons for Selecting These Metrics. These performance metrics are closely monitored by investors and are the key drivers of long-term sustainable shareholder value creation. The average EBITDA margin and average ROIC metrics complement the EBIT, Sales and Cash Flow measures used in the annual incentive plan by focusing executives on efficient use of assets and profitable growth.
•
The Company’s objective is to achieve an EBITDA margin rate consistent with internal growth models. While we believe profit levels are an appropriate long-term objective and set goals to encourage margin improvement, we plan to transition to a comparable sales growth metric in the future.

•
ROIC is a measure of investment productivity and the efficiency in which assets are employed in the business. It is an important measure of our performance over time and is why we include it in our long-term incentive plan as opposed to our annual incentive plan.

•
Relative TSR is a good measure of shareholder value creation, especially when measured on a consistent basis over extended periods of time.

Peer-to-peer measurement is viewed as an executive compensation “best practice” by many proxy advisory firms and corporate governance experts. We measure TSR against the compensation peer group since it includes our primary competitors for business, talent and investor capital. The 20% weighting given to the relative TSR metric ensures that a meaningful amount of the award opportunity is subject to relative TSR results.
We plan to equally weight the performance metrics under our long-term incentive program in the future.
Stock Options. The CMD Committee determines the number of stock options required to deliver the targeted value (40% of fiscal 2017 long-term incentive award opportunity) by dividing the targeted award dollar value by the Black-Scholes value for the common stock on the grant date. Stock options are granted at the closing price of Macy’s common stock on the date of the grant, vest 25% on each of the four anniversaries following the grant date and have a term of 10 years.
Fiscal 2017 Equity Awards
Awards Granted in 2017. The number of stock options and target number of performance-based restricted stock units granted to the NEOs are shown in the 2017 Grants of Plan-Based Awards table on page 59.

52  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

Awards Not Earned and Forfeited in 2017. The three-year (fiscal 2015-2017) performance period for performance-based restricted stock units granted in fiscal 2015 expired as of the end of fiscal 2017. Cumulative EBITDA earned over the performance period exceeded the applicable $8.5 billion threshold, resulting in the maximum award of 150% of the target award being funded. The CMD Committee exercised its negative discretion to then determine the number of performance-based restricted stock units that would be paid based on our average EBITDA margin, average ROIC and relative TSR performance objectives over the three-year performance period, as follows:

	EBITDA Margin (50% weight)		ROIC (30% weight)		Relative TSR (20% weight)
Performance Level	3-Year Average	Vesting %	3-Year Average	Vesting %	3-Year TSR vs. Peer	Vesting %
Outstanding	≥14.7%	150%	≥24.0%	150%	≥75.0%	150%
Target	14.3%	100%	23.6%	100%	50.0%	100%
Threshold	13.6%	50%	22.0%	50%	35.0%	50%
Below Threshold	<13.6%	0%	<22.0%	0%	<35.0%	0%
*
Straight-line interpolation will apply to performance levels between the ones shown.

Our average EBITDA margin, ROIC and Relative TSR were below the threshold performance level. As a result, the NEOs did not earn any of the performance-based restricted stock units and therefore forfeited 100% of the performance restricted stock units granted in March 2015.

Benefits
Retirement and Deferred Compensation Plans. NEOs participate in our broad-based 401(k) retirement investment plan. NEOs also participate in a non-qualified deferred compensation plan with features similar to the 401(k) plan. Prior to 2014, executives were provided with a supplementary executive retirement plan and a cash balance pension plan. These two defined benefit plans were discontinued in December 2013 and NEOs no longer accrue benefits under the plans. See page 65 for more information on these plans.
Perquisites. We provide a car and driver program, business club memberships and, for our CEO and
Executive Chairman, limited personal use of company aircraft. See page 58 for more information.
Severance and Change-in-Control. We maintain an executive severance plan and a change-in-control plan covering our NEOs. Our deferred compensation programs provide for accelerated benefits in the event of a change-in-control. All equity awards granted from 2010 are subject to “double-trigger” vesting in the event of a change-in-control. See pages 68 - 77 for more information.

EXECUTIVE COMPENSATION GOVERNANCE
Clawblack Policy
The CMD Committee has the discretion to require a participant in the annual Incentive Plan or in the long-term incentive compensation program to repay income derived from the annual incentive, performance restricted stock units or stock options in the event of a restatement of our financial results within three years after any such payment to correct a material error determined by the Committee to be the result of executive fraud or intentional misconduct.

Stock Ownership Guidelines
Our Board has established stock ownership guidelines for certain corporate officers of Macy’s, including the NEOs.
Position	Ownership Guideline
Chief Executive Officer and Chairman of the Board	6x base salary
President and Chief Financial Officer	3x base salary
Chief Human Resources Officer, Chief Legal Officer and Chief Merchandising Officer	2x base salary

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  53

Shares counted toward the ownership requirement:
•
Macy’s stock beneficially owned (directly or indirectly) by the executive or owned jointly with any immediate family member of the executive;

•
Any stock credits or other stock units credited to an executive’s account through deferrals under our deferred compensation program or otherwise;

•
Time-based restricted stock or restricted stock units granted to executives, whether or not vested;

•
Time-based stock credits during the performance and holding periods under a stock credit plan;

•
Performance-based stock credits during the holding periods that follow the performance periods under stock credit plans; and

•
The executive’s proportionate share of the Macy’s stock fund under our 401(k) Plan.

Macy’s common stock subject to unvested or unexercised stock options, and performance-based restricted stock or stock units during the performance period, do not count toward the ownership requirement.
The Company first enacted stock ownership guidelines in 2006. Executives are expected to comply with the current guidelines by the first business day in May following the five-year anniversary the executive first becomes covered under his/her current or new ownership guideline, or if newly hired or promoted, eligible to receive a payout of performance-based restricted stock and/or units under our long-term incentive plan. Executives who are below their ownership guideline at their guideline requirement date must retain 50% of all shares acquired on vesting or exercise of equity awards (net of exercise costs and taxes) until the guideline is met to be in compliance with the stock ownership policy. Stock ownership is measured as of the first business day in May of each fiscal year. As of the most recent measurement date, each NEO was in compliance with the retention or ownership requirements of the stock ownership policy.

Hedging/Pledging Policy
Directors and participants in our long-term incentive plan are prohibited from engaging in transactions designed to hedge against the economic risks associated with an investment in our common stock or pledging our common stock as collateral for a loan, including a margin account. These individuals may not engage in the purchase or sale of put and call options, short sales and other hedging transactions designed to minimize the risk of owning Macy’s common stock.

Timing of Equity Awards
The CMD Committee generally approves annual equity-based grants at its March meeting, normally scheduled at least two years in advance. The March meeting occurs after financial results are available - at least three weeks after we release our year-end earnings. The CMD Committee may approve equity-based grants on other dates in special circumstances, such as to newly-hired executives or to executives promoted into positions eligible for such grants, or to retain executives important to the success of the Company.

Tax Considerations
The CMD Committee generally considers the limitation on deductibility of executive compensation for federal income tax purposes under Section 162(m) of the Internal Revenue Code in the design of our compensation programs. Section 162(m) places a limit of $1 million on the amount of compensation that we may deduct in any one year with respect to certain of our executive officers (and, beginning in 2018, certain former executive officers). Historically, compensation that qualified as “performance-based compensation” could be excluded from this $1 million limit. This exception has now been repealed, effective for taxable years beginning after December 31, 2017, except for certain compensation arrangements in place as of November 2,
2017 for which transition relief is available. The CMD Committee sought from time to time to qualify certain compensation awards for the performance-based exception, but no assurance can be given that any such compensation will in fact be deductible.
The CMD Committee has balanced the desirability to qualify for such deductibility with the Company’s need to maintain flexibility in compensating executive officers in a manner designed to promote corporate goals and compensation objectives. As a result, portions of the total compensation program may not be deductible under Section 162(m), including awards intended to qualify for the performance-based exception.

Accounting
We record salaries and performance-based cash compensation incentives in our financial statements as expenses in the amount paid, or to be paid, to the NEOs.
Accounting rules also require us to record an expense in our financial statements for equity-based awards, even though equity awards are not paid as cash to employees.

54  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

We expense all equity-based awards in accordance with ASC Topic 718. In evaluating the design of our variable incentive plans, the CMD Committee considers the accounting costs attributable to alternative approaches to ensure that financial efficiency is maximized.

OUR COMPENSATION PHILOSOPHY
Macy’s compensation philosophy and practices are integral to our objective of being an employer of choice in every location we do business, with competitive pay and benefits in a caring and service-oriented work environment. Compensation is scaled to job position, responsibilities, experience and performance, with annual incentive opportunities at certain levels that reward both company and individual performance.
Pay-for-Performance. We seek to align pay and performance. Because senior executives have the ability to directly influence our overall performance, a majority of their annual targeted total direct compensation is variable at-risk pay tied to financial performance, corporate objectives and both absolute and relative stock price performance in the form of annual cash and long-term equity incentive award opportunities.
Pay-for-performance extends beyond senior executives to align broad groups of our employees with the interests of shareholders. For example:
•
Employees through the director level participate in an annual cash incentive plan. A portion of the incentive is based on the achievement of the same financial and strategic performance metrics as our Senior Executive Incentive Plan and a portion is based on individual performance results.

•
Store managers and above are eligible for grants of equity under our core management equity program.

•
In 2017, we provided approximately 1,100 equity grants to employees to align their pay with senior executives and our shareholders.

•
Sales associates in certain merchandise areas are eligible for commissions or special bonuses for performance.

Pay Levels. The CMD Committee of our Board of Directors ensures appropriate pay levels for senior executives. Management deploys that philosophy throughout the company in determining pay amounts.
The CMD Committee is provided compensation information for individuals and employee groups beyond executive officers to inform the Committee of company compensation practices and executive pay levels. The CMD Committee also approves annual incentive awards to bonus-eligible non-executive officers and equity awards in aggregate for designated director level employees and above.
We try to balance internal and external pay fairness. We use market surveys to determine the external competitiveness of our compensation levels and we utilize pay ranges to help ensure internal pay fairness. We assess internal pay levels based on the relative internal value of each job or job classification, a subjective process that considers direct job duties, responsibilities, skills, experience and education required, leadership expectations, organizational needs, talent sector, variance to external job titles and other factors. We feel that internal pay fairness is more than numerical relationships between the pay of individual employees or employee classifications.
Work and Career Opportunities. Macy’s believes that compensation is an important part, but not the only element, of a satisfying job. Macy’s offers a wide variety of retail employment opportunities to build a career or to earn extra money. We offer merchandise discounts and flexible, predictable schedules for part-time store associates, internships for college students and full-time employment in the retail business for graduates through our Executive Development Program. We offer exciting career opportunities in creative, marketing, technology, merchandising, store operations, accounting/finance, human resources, legal, communications/media and real estate at our major corporate work centers in Atlanta, Cincinnati, San Francisco and New York as well as employment opportunities at our stores, distribution centers and call centers across the United States.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  55

COMPENSATION COMMITTEE REPORT
The Compensation and Management Development (CMD) Committee has reviewed and discussed the Compensation Discussion & Analysis with Macy’s management. Based on the review and discussions referred to above, the CMD Committee recommended to the Board that the Compensation Discussion & Analysis be included in Macy’s Annual Report on Form 10-K and proxy statement.
The foregoing report was submitted by the CMD Committee and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act.
Respectfully submitted,
Paul C. Varga, Chairperson
Francis S. Blake
Deirdre P. Connelly
Sara Levinson

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION
None.

56  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

COMPENSATION OF THE NAMED EXECUTIVES FOR 2017
The following table summarizes the compensation of the individuals that served as our principal executive officer and principal financial officer during fiscal 2017, our three other most highly-compensated executive officers who were serving as executive officers at the end of fiscal 2017, and two individuals (Messrs. Kantor and Baxter) otherwise includable in the table but who were not executive officers at the end of fiscal 2017, collectively referred to as the “Named Executives” or the “NEOs.”
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)
Jeff Gennette Chief Executive Officer	2017	1,208,333	0	3,927,685	2,599,996	2,997,100	328,121	27,020	11,088,255
	2016	1,000,000	0	1,631,000	1,079,996	170,200	264,058	17,000	4,162,254
	2015	1,000,000	0	1,565,593	1,079,999	0	0	48,235	3,693,827
Terry J. Lundgren Former Chief Executive Officer and Chairman(5)	2017	1,100,000	0	2,870,221	1,899,998	2,115,600	0	139,311	8,125,130
	2016	1,600,000	0	6,040,895	3,999,996	370,700	1,355,655	116,360	13,483,606
	2015	1,600,000	0	5,798,617	3,999,984	0	106,940	189,783	11,695,324
Karen M. Hoguet Chief Financial Officer	2017	900,000	0	1,862,093	565,999	952,100	350,086	31,675	4,661,953
	2016	900,000	0	854,779	565,993	92,300	309,039	31,500	2,753,611
	2015	900,000	0	820,474	565,985	0	0	46,923	2,333,382
Harry A. Lawton III President(6)	2017	397,727	5,500,000	6,315,645	3,999,997	734,600	0	1,415,526	18,363,495
Elisa D. Garcia Chief Legal Officer	2017	725,000	0	725,109	479,997	767,000	0	6,344	2,703,450
	2016	291,099	1,612,800	749,997	749,994	31,000	0	430,899	3,865,789
Danielle L. Kirgan Chief Human Resources Officer(5)	2017	205,729	500,000	0	499,997	198,400	0	228,104	1,632,230
Jeffrey A. Kantor Chief Merchandising Officer	2017	925,000	0	1,466,783	639,994	1,304,600	518,804	29,510	4,884,691
	2016	775,000	0	1,861,729	565,993	79,400	327,714	29,788	3,639,624
	2015	775,000	0	820,474	565,985	0	0	46,217	2,207,676
Tim Baxter Former Chief Merchandising Officer(7)	2017	508,712	1,200,000	725,109	479,997	524,500	0	1,819,166	5,257,484
	2016	756,250	1,200,000	724,965	480,000	87,100	148,652	20,687	3,417,654
	2015	725,000	0	695,740	479,997	0	0	1,956	1,902,693
(1)
The amounts in this column for fiscal 2017 include the fair value for performance-based restricted stock units awarded in fiscal 2017 determined by using a weighted average grant date price for the common stock of approximately $28.37 per share, assuming the “target” number of units is earned. Assuming that the “maximum” number of units is earned, the grant date fair value amounts for the performance-based restricted stock units would be $5,891,527 for Mr. Gennette, $4,305,331 for Mr. Lundgren, $2,793,193 for Ms. Hoguet, $4,224,319 for Mr. Lawton, $1,087,663 for Ms. Garcia and $1,450,189 for Mr. Kantor. The amounts for Mr. Lawton and Mr. Kantor include the fair value of time-based restricted stock units awarded in fiscal 2017 upon hire and job change, respectively, determined by using the grant date closing stock price for the common stock. See footnotes (2) and (4) to the 2017 Grants of Plan-Based Awards table for the assumptions used in making this determination.

(2)
The amounts in this column reflect the grant date value of stock options determined using the Black-Scholes option pricing model in accordance with ASC Topic 718. See footnote (4) to the 2017 Grants of Plan-Based Awards table for the assumptions used in making this determination.

(3)
We did not pay above-market interest under our executive deferred compensation plan in 2017, therefore, the amounts reflected in this column relate to pension benefits only. The amounts reflected for fiscal 2017 in this column represent the change in the actuarial present value of accumulated pension benefits under our cash balance pension plan (CAPP) and supplementary executive retirement plan (SERP). The assumptions used in determining the present value of benefits are the same assumptions used for financial reporting purposes. The present value of benefits was determined using a PBO effective discount rate of 3.74% for the CAPP and 3.78% for the SERP. For the CAPP, base mortality rates are determined using the RP-2014 Blue Collar mortality table adjusted to back out estimated mortality improvements from 2006 to the measurement date using MP-2014, and then projected forward to the measurement date using MP-2017. For the SERP, base mortality rates are determined using the RP-2014 White Collar mortality table adjusted to back out estimated mortality improvements from 2006 to the measurement date using MP-2014, and then projected forward to the measurement date using MP-2017. Mortality is projected generationally from the measurement date using scale MP-2017 for both the CAPP and SERP. Scale MP-2017 defines how future mortality improvements are incorporated into the projected mortality table and is based on a blend of Social Security experience and the long-term assumption for mortality improvement rates by the Society of Actuaries’ Retirement Plans Experience Committee. The assumed retirement age used for these calculations was the normal retirement age of 65, as defined by the plans, and each Named Executive was assumed to retire at the normal retirement age.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  57

(4)
Included in “All Other Compensation” for fiscal 2017 is the incremental cost to Macy’s of the following perquisites made available to the Named Executives:

Name	Aircraft Usage(a) ($)	Tax Reimbursement(b) ($)	Car Programs(c) ($)	Company Paid Group Life Insurance Premium ($)	DCP Matching Contribution(d) ($)	401(k) Matching Contribution ($)	Other(e) ($)	Total ($)
Gennette	4,482	0	5,363	0	7,725	9,450	0	27,020
Lundgren	63,043	9,745	10,348	0	46,725	9,450	0	139,311
Hoguet	0	0	0	0	22,225	9,450	0	31,675
Lawton	0	0	0	0	0	0	1,415,526	1,415,526
Garcia	0	0	0	0	0	6,344	0	6,344
Kirgan	0	0	0	0	0	0	228,104	228,104
Kantor	0	0	0	2,210	17,850	9,450	0	29,510
Baxter	0	0	0	2,137	9,502	9,450	1,798,077	1,819,166
(a)
Mr. Gennette and Mr. Lundgren are the only Named Executives who are permitted to make personal use of company aircraft. The amount shown for aircraft usage is calculated based on the cost of fuel and other variable costs associated with the particular personal flights. Spouses and/or other guests may accompany Mr. Gennette and Mr. Lundgren on some flights. There are no additional incremental costs associated with their travel on those flights. Mr. Gennette and Mr. Lundgren are each required to reimburse the Company to the extent that the calculated incremental costs associated with their personal usage of Company aircraft exceed $75,000 in the aggregate. For purposes of calculating the incremental costs associated with personal usage of Company aircraft:

•
Flights were deemed business or personal based on whether there was a business purpose for the flight.

•
If a trip was deemed personal, ferry flights, if any, were included as personal.

•
If a trip included both business and personal destinations, we included as personal the excess, if any, of the aggregate expenses for the trip over the costs of flying to and from the originating airport to the business destination or destinations.

(b)
The amount shown includes reimbursement payments to Mr. Gennette and Mr. Lundgren in calendar year 2017 for imputed income associated with travel by Mr. Gennette and Mr. Lundgren and spouses/guests on some of their flights on company aircraft that were deemed personal for tax reporting purposes, but which the Company determined had a business purpose.

(c)
The amount shown reflects the costs relating to personal use by Mr. Gennette and Mr. Lundgren of a dedicated car and driver that the Company makes available to them for safety reasons pursuant to the recommendation of a third-party security study. The incremental cost calculation for personal use of the car and driver includes driver overtime, tolls, gratuities, lodging for the drivers, maintenance and fuel costs incurred in connection with such personal use.

(d)
The amounts shown reflect Company matching contributions on salary and/or annual incentive awards deferred under the Company’s Deferred Compensation Plan (“DCP”). Such deferred amounts are matched in the same manner and at comparable rates as under the Company’s 401(k) Plan.

(e)
Includes payments to Mr. Lawton of  $1,415,526 and Ms. Kirgan of  $228,104 in relocation expenses. Amount for Mr. Baxter includes payments made under the Executive Severance Plan upon his termination of employment.

(5)
Mr. Lundgren served as our chief executive officer until March 23, 2017.

(6)
See “Grants of Plan-Based Awards” table for details of Mr. Lawton’s and Ms. Kirgan’s new hire equity grants. See “Summary of 2017 Compensation Actions – Sign-On Compensation” on page 43 for details of his and her new hire bonuses.

(7)
Mr. Baxter’s bonus amounts for 2016 and 2017 reflect $1,200,000 retention payments.

58  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

PLAN-BASED AWARDS
The following table sets forth certain information regarding the annual incentive plan and other equity awards granted during fiscal 2017 to each of the Named Executives.
2017 Grants of Plan-Based Awards
Name	Award Type	Grant Date for Equity- Based Awards	Estimated Possible Payouts Under Non-Equity Incentive Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards; Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value Of Stock and Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)(1)	Threshold (#)	Target (#)(2)	Maximum (#)
Gennette	Annual Incentive	n/a	557,900	2,125,000
	PRSUs	3/24/2017					138,445				3,927,685
	Stock Options	3/24/2017							396,946	28.17	2,599,996
Lundgren	Annual Incentive	n/a	393,800	1,500,000
	PRSUs	3/24/2017					101,171				2,870,221
	Stock Options	3/24/2017							290,076	28.17	1,899,998
Hoguet	Annual Incentive	n/a	177,200	675,000
	PRSUs	3/24/2017					65,636				1,862,093
	Stock Options	3/24/2017							86,412	28.17	565,999
Lawton	Annual Incentive	n/a	328,100	1,250,000
	PRSUs	9/8/2017					140,712				2,816,213
	Stock Options	9/8/2017							956,937	21.32	3,999,997
	RSUs	9/8/2017					164,165				3,499,998
Garcia	Annual Incentive	n/a	142,800	543,800
	PRSUs	3/24/2017					25,559				725,109
	Stock Options	3/24/2017							73,282	28.17	479,997
Kirgan	Annual Incentive	n/a	147,800	675,000
	Stock Options	11/13/2017							139,664	19.33	499,997
Kantor	Annual Incentive	n/a	242,800	925,000
	PRSUs	3/24/2017					34,078				966,793
	Stock Options	3/24/2017
	RSUs	8/25/2017					23,685				499,990
Baxter	Annual Incentive	n/a	167,400	637,500
	PRSUs	3/24/2017					25,559				725,109
	Stock Options	3/24/2017							73,282	28.17	479,997
(1)
The Named Executives are eligible for an annual cash incentive award under our Incentive Plan, which is deemed a “non-equity incentive plan” under SEC rules. The plan provides that the Named Executives are eligible for an annual incentive award only if EBIT is positive. EBIT is defined to exclude the effects of asset impairments, restructurings, acquisitions, divestitures, other unusual or infrequently occurring items, store closing costs, unplanned material tax law changes and/or assessments and the cumulative effect of tax or accounting changes, as determined in accordance with generally accepted accounting principles, as applicable. Under the Incentive Plan, the maximum award a Named Executive may receive for fiscal 2017 is 0.45% of EBIT for Mr. Gennette and Mr. Lundgren and 0.25% of EBIT for each of the other Named Executives, subject to the Incentive Plan’s per-person maximum of  $7 million. The CMD Committee may exercise negative discretion to reduce the maximum awards based on the annual incentive award opportunity established for each Named Executive under the Incentive Plan. For a more detailed discussion of the Incentive Plan, see the “Annual Incentive” discussion in “Compensation Discussion & Analysis – The Key Elements of Executive Compensation.”

(2)
The Named Executives, excluding Mr. Lawton and Ms. Kirgan, received a grant of performance-based restricted stock units (“PRSUs”) on March 24, 2017. The PRSUs vest over a three-year performance period covering fiscal years 2017-2019. The number of PRSUs earned may range from 0% to 150% of the Target award opportunity based on performance against average EBITDA margin, average ROIC and relative TSR objectives. PRSUs that are earned will be paid out as shares of Macy’s common stock. Dividends, if any, paid on the Company’s common stock will be credited to the Named Executives’ PRSU accounts as additional restricted stock units and will be paid out as shares of Macy’s common stock at the end of the three-year performance period to the extent the underlying PRSUs to which the dividends relate are earned. See the “Performance-Based Restricted Stock Units” discussion in “Compensation Discussion & Analysis – The Key Elements of Executive Compensation – Long-Term Equity Compensation” and the “Restricted Stock and Restricted Stock Units” discussion in the narrative below. Mr. Lawton received a new hire grant of PRSUs, time-based restricted stock units (“TRSUs”) and stock options on September 8, 2017. The TRSUs and stock options vest 33.3% on each of the first three anniversaries of the grant date so long as the executive remains employed by Macy’s through the vesting date. Mr. Kantor received a job change grant of TRSUs on August 25, 2017. The TRSUs vest on the third anniversary of the grant date.

(3)
The numbers reflected in this column represent the number of stock options granted to the Named Executives in fiscal 2017.

(4)
Stock options, excluding the new hire grants to Mr. Lawton and Ms. Kirgan, were valued as of the grant date using the Black-Scholes option pricing model in accordance with ASC Topic 718, using the below assumptions. Mr. Lawton received a new hire grant of stock options on September 8, 2017, as described in footnote 2 above. Mr. Lawton’s stock options were valued using a Black-Scholes value of  $4.18. Ms. Kirgan received a new hire grant of stock options on November 13, 2017. The stock options vest 25% on each of the first four anniversaries of the grant date. Ms. Kirgan’s stock options were valued using a Black-Scholes value of  $3.58.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  59

3/24/17 Grant
Dividend yield:	5.8%
Expected volatility:	41.9%
Risk-free interest rate:	2.0%
Expected life:	5.7 years
Black-Scholes value:	$6.55
PRSUs, excluding the grant to Mr. Lawton, were valued by using a weighted average grant date price for our common stock of approximately $28.37 per share, assuming the “target” number of units is earned. The weighted average grant date price was calculated as follows: (i) $28.17 per share for the portion of the grant subject to average EBITDA margin and average ROIC performance metrics, by using the grant date closing price for the common stock, and (ii) $29.18 per share for the portion of the grant subject to a relative TSR metric, by using a Monte Carlo simulation analysis to estimate TSR ranking of the Company among a 12-company executive compensation peer group over the remaining performance period. Mr. Lawton’s PRSUs were valued by using a weighted average grant date price for our common stock of approximately $20.01 per share, assuming the “target” number of units is earned. The weighted average grant price was calculated as follows: (i) $21.32 per share for the portion of the grant subject to average EBITDA margin and average ROIC performance metrics, by using the grant date closing price for the common stock, and (ii) $14.79 per share for the portion of the grant subject to a relative TSR metric, by using a Monte Carlo simulation analysis to estimate TSR ranking of the Company among a 12-Company executive compensation peer group over the remaining performance period. Mr. Lawton’s TRSUs were valued using the grant date closing price for the common stock ($18.35 per share). Mr. Kantor’s job change grant of TRSUs were valued using the grant date closing price for the common stock ($16.68).
Stock Options. Prior to May 15, 2009, stock options were granted under the 1995 Equity Plan and the 1994 Stock Plan, each approved by Macy’s shareholders. After shareholders approved the 2009 Omnibus Plan, stock options may no longer be granted under the 1995 or 1994 Plan.
Under the 2009 Omnibus Plan, the exercise price of stock options may not be less than the closing price of Macy’s common stock on the NYSE on the grant date. Stock options vest over time, typically in 25% installments on the first four anniversaries of the grant date, and have 10-year terms. Our plans do not provide for the granting of  “reload” options and prohibit the repricing of previously granted options.
In the event of an executive’s permanent and total disability, unvested stock options immediately vest and remain exercisable until the end of their term. Upon death, unvested stock options immediately vest and remain exercisable for three years or the end of their term, and at retirement, unvested stock options may continue to vest in accordance with their original vesting schedule and remain exercisable until the end of their term, in either case subject to the terms and conditions of the individual grant and satisfaction of certain age and years of service requirements.
Stock options granted in fiscal 2010 and beyond provide that stock options become immediately exercisable in full in the event of termination of employment within a specified period of time following a change in control.
Restricted Stock and Restricted Stock Units. The CMD Committee grants shares of restricted stock or restricted stock units, referred to as RSUs, from time to time for retention and performance reasons. RSUs represent the right to receive a payment upon or after vesting equal to the market value per share of Macy’s common stock as of the grant date, the vesting date or such other date as determined by the CMD Committee on the date the RSUs are granted. Since May 15, 2009, all restricted stock and RSUs are granted under the 2009 Omnibus Plan.
Restricted stock and RSU grants can be either time-based or performance-based. Restricted stock or RSUs will generally be forfeited if the executive’s employment ends prior to the vesting date. Time-based restricted stock and/or RSUs may vest 100% on the third anniversary of the grant date or in installments over a number of years following the first anniversary of the grant date, may not fully vest in less than three years, do not earn dividends and are subject to “double-trigger” vesting in the event of a change in control. Performance-based restricted stock or PRSUs are subject to forfeiture if performance criteria applicable to the shares or units are not satisfied or if the executive’s employment with the Company ends prior to the vesting date, and may not fully vest in less than one year. Depending upon satisfaction of the performance criteria, shares and/or units may vest up to 100% on the first anniversary of the grant date or in installments over a number of years following the first anniversary of the grant date. Shares and/or units are forfeited to the extent performance criteria are not satisfied.

60  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

Fiscal 2016 Performance-Based RSU Grant
The performance-based RSUs, referred to as PRSUs, granted to the Named Executives in fiscal 2016 that are earned at the end of the three-year (fiscal 2016-2018) performance period will be paid as shares of Macy’s common stock within 2 1∕2 months following the end of the performance period. Subject to achievement of a minimum cumulative EBITDA of  $8.5 billion over the three-year performance period, the number of PRSUs that a Named Executive will earn at the end of the performance period may vary from 0% to 150% of the target award based upon our three-year performance relative to average EBITDA margin, average ROIC and relative TSR goals shown below.
	EBITDA Margin (50% weight)		ROIC (30% weight)*		Relative TSR (20% weight)*
Performance Level*	3 Year Average	Vesting %	3-Year Average	Vesting %	3-Year TSR vs. Peers	Vesting %
Outstanding	≥14.7%	150%	≥14.0%	150%	≥75.0%	150%
	14.6%	135%
	14.5%	120%
	14.4%	110%
Target	14.3%	100%	23.6%	100%	50.0%	100%
	14.2%	97.5%
	14.1%	95%
	14.0%	90%
	13.9%	80%
	13.8%	70%
	13.7%	60%
Threshold	13.6%	50%	22.0%	50%	35.0%	50%
Below Threshold	<13.6%	0%	<22.0%	0%	<35%	0%
*
Straight-line interpolation will apply to performance levels between the ones shown.

Fiscal 2017 Performance-Based RSU Grant
The PRSUs granted to the Named Executives in fiscal 2017 that are earned at the end of the three-year (fiscal 2017-2019) performance period will be paid as shares of Macy’s common stock within 2 1∕2 months following the end of the performance period. The number of PRSUs that a Named Executive will earn at the end of this performance period may vary from 0% to 150% of the target award, based upon our three-year performance relative to average EBITDA margin, average ROIC, relative TSR and strategic initiatives goals. See the “Performance-Based Restricted Stock Units” discussion in “Compensation Discussion & Analysis – The Key Elements of Executive Compensation – Long-Term Equity Compensation.”

General Terms of the Performance-Based RSU Grants
For purposes of all PRSU grants, EBITDA, EBITDA margin, ROIC and TSR are defined as follows:
•
EBITDA is defined as earnings before interest, taxes, depreciation and amortization, which is equal to the sum of operating income and depreciation and amortization as reported in our audited financial statements, adjusted to eliminate the effects of asset impairments, restructurings, acquisitions, divestitures, other unusual or infrequently occurring items, store closing costs, unplanned material tax law changes and/or assessments and the cumulative effect of tax or accounting changes, as determined in accordance with generally accepted accounting principles, as applicable.

•
EBITDA margin is defined as EBITDA divided by Net Sales (with net sales being adjusted to exclude certain items that are included in externally reported sales under GAAP, including licensed department income, shipping and handling fees and sales to third party retailers, and to account for unplanned store closings).
•
ROIC is defined as EBITDAR divided by Total Average Gross Investment. EBITDAR is equal to the sum of EBITDA plus net rent expense (rent expense as reported in our audited financial statements less the deferred rent amortization related to contributions received from landlords). Total Average Gross Investment is equal to the sum of gross property, plant and equipment, capitalized value of non-capitalized leases, working capital - which includes receivables, merchandise inventories, prepaid expenses and other current assets - offset by merchandise accounts payable and accounts payable and accrued liabilities, and other assets (each as reported in our audited or unaudited financial statements).

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  61

•
TSR is defined as the change in the value of our common stock over the three-year performance period, taking into account both stock price appreciation and the reinvestment of dividends. The beginning and ending stock prices will be calculated based on a 20-day average stock price. Relative TSR is the percentile rank of our TSR compared to the TSR of our executive compensation peer group over the performance period. The executive compensation peer group consists of the following 12 companies: Bed, Bath & Beyond, Dillard’s, Gap, J.C. Penney, Kohl’s, L Brands, Nordstrom, Ross Stores, Sears Holdings, Target, TJX Companies and Walmart.

Dividends, if any, paid on our common stock will be credited to the Named Executives’ PRSU accounts as additional restricted stock units and will be paid out as shares of common stock only to the extent that the underlying PRSUs are earned.
In the event of a change in control of the Company, the PRSUs will be converted to shares of time-based restricted stock vesting on the third anniversary of the grant date. If the change in control occurs prior to the 24-month anniversary of the start of the performance period, the conversion will be based on the target award opportunity. If the change in control occurs after such 24-month anniversary, the conversion will be based on performance through the date of the change in control. Unvested time-based restricted shares will vest if the Named Executive is terminated by the Company or the continuing entity without “cause” (as defined in our Change-in-Control Plan) or if the Named Executive voluntarily terminates employment for “good reason” (as defined in our Change-in-Control Plan) within the 24-month period following the change in control, or if the continuing entity does not assume or replace the awards.
Restrictive Covenants. Under our long-term incentive program, executives desiring to take advantage of retirement vesting provisions in stock option and restricted stock unit award terms and conditions must comply with non-compete, non-solicitation and non-disclosure covenants. These provisions provide that awards may be forfeited if, within two years following retirement, the Named Executives render personal services to a competitor or solicit or entice an employee to resign from the Company, or, at any time following retirement, the Named Executives disclose confidential information of the Company to a third party.

Outstanding Equity Awards
The following table sets forth certain information regarding the total number and aggregate value of options and restricted stock units held by each of the Named Executives at February 3, 2018. The dollar amount shown for restricted stock units is calculated by multiplying the number of units by the closing price of Macy’s common stock ($24.89) on the last trading day of fiscal 2017.

62  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

2017 Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Option (#) Exercisable(1)	Number of Securities Underlying Unexercised Option (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Gennette	3/23/2012	43,371	0	39.84	3/23/2022
	3/19/2013	43,621	0	41.67	3/19/2023
	3/28/2014	28,317	9,438	58.92	3/28/2024
	3/27/2015	25,987	25,986	63.65	3/27/2025
	3/23/2016	21,916	65,746	43.42	3/23/2026
	3/24/2017	0	396,946	28.17	3/24/2027
						37,309(2)	928,621
						138,445(3)	3,445,896
Lundgren	3/21/2008	307,261	0	24.85	3/21/2018
	3/20/2009	582,608	0	8.76	3/20/2019
	3/19/2010	169,025	0	20.89	3/19/2020
	3/25/2011	435,393	0	23.43	3/25/2021
	3/23/2012	253,682	0	39.84	3/23/2022
	3/19/2013	255,144	0	41.67	3/19/2023
	3/28/2014	129,234	43,078	58.92	3/28/2024
	3/27/2015	96,246	96,246	63.65	3/27/2025
	3/23/2016	81,169	243,506	43.42	3/23/2026
	3/24/2017	0	290,076	28.17	3/24/2027
						138,185(2)	3,439,425
						101,171(3)	2,518,146
Hoguet	3/21/2008	67,515	0	24.85	3/21/2018
	3/25/2011	74,438	0	23.43	3/25/2021
	3/23/2012	43,371	0	39.84	3/23/2022
	3/19/2013	43,621	0	41.67	3/19/2023
	3/28/2014	20,844	6,948	58.92	3/28/2024
	3/27/2015	13,619	13,618	63.65	3/27/2025
	3/23/2016	11,486	34,455	43.42	3/23/2026
	3/24/2017	0	86,412	28.17	3/24/2027
						19,553(2)	486,674
						65,636(3)	1,633,680
Lawton	9/8/2017	0	956,937	21.32	9/8/2027
						164,165(4)	4,086,067
						140,712(5)	3,502,322
Garcia	9/20/2016	21,235	63,702	34.96	9/20/2026
	3/24/2017	0	73,282	28.17	3/24/2027
						21,453(6)	533,965
						25,559(3)	636,164
Kirgan	11/13/2017	0	139,664	19.33	11/13/2027
Kantor	3/21/2008	20,382	0	24.85	3/21/2018
	3/19/2010	11,212	0	20.89	3/19/2020
	3/25/2011	28,089	0	23.43	3/25/2021
	3/23/2012	24,549	0	39.84	3/23/2022
	3/19/2013	29,629	0	41.67	3/19/2023
	3/28/2014	14,158	4,719	58.92	3/28/2024

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  63

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Option (#) Exercisable(1)	Number of Securities Underlying Unexercised Option (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	3/27/2015	13,619	13,618	63.65	3/27/2025
	3/23/2016	11,486	34,455	43.42	3/23/2026
	3/24/2017	0	97,709	28.17	3/24/2027
						19,553(2)	486,674
						34,078(3)	848,201
						23,658(7)	588,848
Baxter(8)
(1)
Options vest/vested as follows:

Grant Date	Vesting Schedule
3/21/2008	25% on each of 3/21/09, 3/21/10, 3/21/11 and 3/21/12.
3/20/2009	25% on each of 3/20/10, 3/20/11, 3/20/12 and 3/20/13.
3/19/2010	25% on each of 3/19/11, 3/19/12, 3/19/13 and 3/19/14.
3/25/2011	25% on each of 3/25/12, 3/25/13, 3/25/14 and 3/25/15.
3/23/2012	25% on each of 3/23/13, 3/23/14, 3/23/15 and 3/23/16.
3/19/2013	25% on each of 3/19/14, 3/19/15, 3/19/16 and 3/19/17.
3/28/2014	25% on each of 3/28/15, 3/28/16, 3/28/17 and 3/28/18.
3/27/2015	25% on each of 3/27/16, 3/27/17, 3/27/18 and 3/27/19.
3/23/2016	25% on each of 3/23/17, 3/23/18, 3/23/19 and 3/23/20.
9/20/2016	25% on each of 9/20/17, 9/20/18, 9/20/19 and 9/20/20.
3/24/2017	25% on each of 3/24/18, 3/24/19, 3/24/20 and 3/24/21.
9/08/2017	33.3% on each of 9/08/18, 9/08/19 and 9/08/20.
11/13/2017	25% on each of 11/13/18, 11/13/19, 11/13/20 and 11/13/21.
(2)
Target number of PRSUs that vest following the conclusion of the three-year (fiscal 2016-2018) performance period, subject to the satisfaction of performance criteria. See the “Restricted Stock and Restricted Stock Units” discussion in the narrative following the “2017 Grants of Plan-Based Awards” table.

(3)
Target number of PRSUs that vest following the conclusion of the three-year (fiscal 2017-2019) performance period, subject to the satisfaction of performance criteria. See the “Restricted Stock and Restricted Stock Units” discussion in the narrative following the “2017 Grants of Plan-Based Awards” table and the “Performance-Based Restricted Stock Units” discussion in “Compensation Discussion & Analysis – The Key Elements of Executive Compensation – Long-Term Equity Compensation.”

(4)
TRSUs that vest 33.3% on each of September 8, 2018, September 8, 2019 and September 8, 2020.

(5)
Target number of PRSUs that vest following the conclusion of the performance period (7/30/17 – end of fiscal 2019), subject to the satisfaction of performance criteria. The commencement date of the performance period reflects Mr. Lawton’s employment in the 3rd quarter of fiscal 2017. See the “Restricted Stock and Restricted Stock Units” discussion in the narrative following the “2017 Grants of Plan-Based Awards” table and the “Performance-Based Restricted Stock Units” discussion in “Compensation Discussion & Analysis –  Fiscal 2017 Compensation and Analysis – Long-term equity compensation.”

(6)
TRSUs that vest 50% on each of September 20, 2018 and September 20, 2019.

(7)
TRSUs that vest August 25, 2020.

(8)
Mr. Baxter held no stock options or stock awards at the end of fiscal 2017.

64  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

The following table sets forth certain information regarding the value realized by each of the Named Executives during fiscal 2017 upon the exercise of stock options and the vesting of restricted stock units.
2017 Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise(1) ($)	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting ($)
Gennette	0	0	0	0
Lundgren	0	0	0	0
Hoguet	0	0	0	0
Lawton	0	0	0	0
Garcia	0	0	0	0
Kirgan	0	0	0	0
Kantor	0	0	0	0
Baxter	750	1,856	4,243	121,138
(1)
The amounts “realized” from option exercises reflect the appreciation on the date of exercise (based on the excess of the fair market value of the shares over the exercise price). However, because the Named Executives may keep the shares they acquire upon the exercise of the option (or sell them at different prices), these amounts do not necessarily reflect cash actually realized upon exercise.

(2)
No shares were earned and therefore forfeited under the fiscal 2015-2017 performance plan.

POST RETIREMENT COMPENSATION
Retirement Plans
Our Retirement Program currently consists of defined benefit plans and a defined contribution plan.
Defined Contribution Plan. The Retirement Program includes a defined contribution plan, the Macy’s 401(k) Retirement Investment Plan (the “401(k) Plan”). As of January 1, 2018, approximately 107,000 active employees, including the Named Executives, participated in the 401(k) Plan. The 401(k) Plan permits executives to contribute up to 50% of eligible compensation (up to maximum amounts established from time to time by the Internal Revenue Code) each year, of which we match specified portions. We match participant contributions up to 1% of eligible compensation at 100%, and contributions from 2% to 6% of eligible compensation at 50%. A participant who contributes 6% of eligible compensation is therefore entitled to a matching contribution equal to 3.5%.
An executive may choose any of several investment funds for investment of the executive’s balances, and may change those elections daily. Benefits may be paid out at termination of employment. Executives may borrow portions of their investment balances while employed. Company contributions to the Named Executives under the 401(k) Plan are reported in the “All Other Compensation” column of the 2017 Summary Compensation Table.
Prior to adoption of the 401(k) Plan, we provided retirement benefits to employees through defined contribution profit sharing plans. An employee’s accumulated retirement profit sharing interests in the profit sharing plans (the “Prior Plan Credits”) which accrued prior to adoption of the 401(k) Plan continue to be maintained and invested as a part of the 401(k) Plan until retirement, at which time they are distributed.
Defined Benefit Plans. Through fiscal 2013, we provided two defined benefit plans covering the Named Executives, the Macy’s, Inc. Cash Account Pension Plan (a cash balance plan referred to as “CAPP”) and the Macy’s, Inc. Supplementary Executive Retirement Plan (the “SERP”). No Named Executive currently accrues a benefit under the CAPP or the SERP because we discontinued future pension service credits in those plans effective as of December 31, 2013. Benefits previously accrued are payable following termination of employment, subject to the terms of the applicable plan. CAPP benefits earned through December 31, 2013 will be held in a trust on behalf of participants and interest credits will continue to be allocated to participants. For the SERP, we determined a gross monthly benefit (payable at age 65) for each participant as of December 31, 2013 (January 31, 2014 with respect to the May Supplementary Retirement component of the SERP).
The following table shows the actuarial present value of each of the Named Executive’s accumulated benefit under the CAPP and the SERP. We determined the present value using the same assumptions used for financial reporting purposes – a unit credit cost method, a PBO effective discount interest rate of 3.74% for the CAPP and 3.78% for the SERP, and a normal retirement age of 65 (as defined by the plans).

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  65

2017 Pension Benefits
Name	Plan Name	Number of Years of Credit Service(*) (#)	Present Value of Accumulated Benefit ($)	Payment During Last Fiscal Year ($)
Gennette	CAPP	30	455,102	0
	SERP	30	4,672,269	0
Lundgren	CAPP	32	419,287	0
	SERP	30	16,422,506	8,222,819
Hoguet	CAPP	31	503,851	0
	SERP	30	6,254,068	0
Lawton	CAPP	0	0	0
	SERP	0	0	0
Garcia	CAPP	0	0	0
	SERP	0	0	0
Kirgan	CAPP	0	0	0
	SERP	0	0	0
Kantor	CAPP	31	717,740	0
	SERP	25	5,737,902	0
Baxter	CAPP	24	340,740	0
	SERP	24	739,813	0
(*)
The SERP uses a maximum of 30 years of service for calculating SERP benefits (25 years for the May Supplementary Retirement component of the SERP which applies to Mr. Kantor). The number of years of credited service shown for the CAPP is as of December 31, 2013, the date participants ceased accruing additional service credits.

CAPP. As of January 1, 2018, approximately 49,107 active employees, including the Named Executives, participated in the CAPP. Under the CAPP, a participant retiring at a normal retirement age is eligible to receive the amount credited to his or her pension account or monthly benefit payments determined actuarially based on the amount credited to his or her pension account. Amounts credited to a participant’s account consist of:
•
an opening cash balance for participants in the plan at December 31, 1996, equal to the lump sum present value, using stated actuarial assumptions, of the participant’s accrued normal retirement benefit earned at December 31, 1996, under the applicable predecessor pension plan;

•
pay credits (credited annually, a percentage of eligible compensation generally based on length of service); and

•
interest credits (credited quarterly, based on the 30-Year Treasury Bond rate for the November prior to each calendar year, with a guaranteed minimum rate of 5.0% annually).

In addition, if a participant had attained age 55 and completed 10 or more years of vesting service by December 31, 2001, the pension benefit payable in an annuity form, other than a single life annuity, will not be less than that which would have been payable from the predecessor pension plan under which such participant was covered on December 31, 1996 had that predecessor plan continued.
Approximately 13,413 of these active employees participate in the May Retirement Plan component of the CAPP. These participants have their accrued benefit determined under a “career average” pension formula.
SERP. All benefits under the SERP are payable out of our general corporate assets. The SERP provides retirement benefits to eligible executives based on all eligible compensation, including compensation in excess of Internal Revenue Code maximums, as well as on amounts deferred under our Executive Deferred Compensation Plan, in each case employing a formula based on the participant’s years of vesting service and final average compensation, taking into consideration the participant’s balance in the CAPP, Prior Plan Credits and Social Security benefits.
As of January 1, 2018, approximately 150 executives were eligible to receive benefits under the SERP. Approximately 20 of these executives participate in the May Retirement Plan component of the CAPP and have their supplementary retirement benefit determined under a different formula that uses different offsets.
We have reserved the right to suspend or terminate supplemental payments as to any category of employee or former employee, or to modify or terminate any other element of the Retirement Program, in accordance with applicable law.

66  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

Non-qualified Deferred Compensation Plans
Through fiscal 2013, we provided the opportunity for executives to defer compensation through the Executive Deferred Compensation Plan (the “EDCP”). Under the EDCP, eligible executives could elect to defer a portion of their compensation each year as either stock credits or cash credits. Stock credit accounts reflect common stock equivalents and dividend equivalents. Common stock equivalents are the number of full shares of Macy’s common stock for each calendar quarter that could be purchased based on the dollars deferred. Dividend equivalents are determined by multiplying the dividends payable on a share of common stock during such calendar quarter by the number of stock equivalents in the participant’s stock credit account at the beginning of each quarter, less the number of shares distributable or withdrawn during such quarter. Total value of the stock credits is determined at the end of each quarter based on the closing price of our common stock as of the last day of the quarter. Cash credit accounts reflect dollars deferred plus interest equivalents determined by applying to 100% of such participant’s cash credits at the beginning of each quarter, less amounts distributable or withdrawn during such quarter, an interest rate equal to one quarter of the interest rate payable on U.S. five-year Treasury Notes as of the last day of each quarter. Deferred compensation distributions generally begin in the fiscal year following the fiscal year in which termination of employment occurs.
On January 1, 2014 we introduced a new non-qualified deferred compensation plan, called the Macy’s, Inc. Deferred Compensation Plan (“DCP”), with features similar to the 401(k) Plan. The DCP replaced the EDCP. Amounts that participants have deferred under the EDCP continue to earn dividend and/or interest equivalents, but participants may no longer defer compensation under that plan.
Eligible participants in the DCP may defer compensation earned in excess of IRS compensation limits and select from among several reference investment funds where deferred compensation may be invested. We will match such deferrals at a rate similar to that of the 401(k) Plan. Accounts will be credited with earnings (losses) based on the performance of the applicable reference investment funds selected by the participants.

2017 Nonqualified Deferred Compensation
Name	Plan Name	Executive Contributions in last FY(1) ($)	Registrant Contributions in last FY(2) ($)	Aggregate Earnings in last FY(3) ($)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4) ($)
Gennette	EDCP	0	0	17,975	0	34,474
	DCP	0	7,725	0	0	110,344
Lundgren	EDCP	0	0	0	0	0
	DCP	604,463	46,725	725,660	0	2,700,580
Lawton	EDCP	0	0	0	0	0
	DCP	0	0	0	0	0
Hoguet	EDCP	0	0	0	0	0
	DCP	43,038	22,225	21,288	0	161,017
Garcia	EDCP	0	0	0	0	0
	DCP	6,042	0	0	0	0
Kirgan	EDCP	0	0	0	0	0
	DCP	0	0	0	0	0
Kantor	EDCP	0	0	0	0	0
	DCP	67,781	17,850	34,046	0	126,780
Baxter	EDCP	0	0	0	0	0
	DCP	0	0	0	0	0
(1)
The amounts in this column associated with the DCP are reported as compensation for fiscal 2017 in the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns of the 2017 Summary Compensation Table.

(2)
The amounts in this column associated with the DCP represent the Company’s matching contributions and are included in the 2017 Summary Compensation Table under the “All Other Compensation” column for fiscal 2017. These amounts will be credited to the participants’ accounts in March 2018.

(3)
The amounts reflected in this column represent deemed investment earnings or losses from voluntary deferrals and Company contributions, as applicable. These amounts are not included in the 2017 Summary Compensation Table because the plans do not provide for above-market or preferential earnings.

(4)
A portion of the compensation deferred by Mr. Gennette under the EDCP is deferred as stock credits and a portion is deferred as cash credits. The portion of the aggregate balance that is attributable to his contributions under the EDCP was deferred in years prior to those reported in the 2017 Summary Compensation Table.

The aggregate balance reflected in this column that is attributable to the DCP for each of the Named Executives with the exception of amounts reflected in the “Executive Contributions in last FY”, “Registrant Contributions in last FY”, and “Aggregate Earnings in last FY” columns, if any, have been reported in prior Company proxy statements.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  67

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Termination Payments under Executive Severance Plan
Executive Severance Plan. In October 2009, we adopted the Executive Severance Plan (the “ESP”). The ESP replaced individual employment agreements with the Named Executives.
To be eligible to participate in the ESP, generally a person must be an employee of the Company or one of its subsidiaries, divisions or controlled affiliates with a position at, equivalent to or above General Merchandise Manager or Senior Vice President and must sign a non-compete, non-solicitation and confidential information agreement (the “restrictive covenant agreement”). Pursuant to the restrictive covenant agreement, the executive would agree, among other things, not to engage in specified activities in competition with the Company following termination of employment. The non-competition period would extend for a period of two years if the executive voluntarily terminates his or her employment or is involuntarily terminated by the Company for cause (as defined in the ESP). The non-competition period would not apply if the executive is involuntarily terminated without cause. However, Mr. Gennette has elected to sign a restrictive covenant agreement that provides that the non-competition period would apply to him even if he is involuntarily terminated by the Company without cause. The restrictive covenant agreement also provides that participants will not solicit our employees for two years following termination of employment and will preserve the confidentiality of our confidential information. Eligible executives who elect not to participate in the ESP will be covered by our basic severance plan.
Under the ESP, upon an involuntary termination of employment by the Company for reasons other than for cause (as defined in the ESP):
•
Mr. Gennette would be entitled to receive a lump sum severance payment equal to 36 months of base salary.

•
The other Named Executives each would be entitled to receive a lump sum severance payment equal to 24 months of base salary.

Effective April 1, 2018, the ESP was frozen and no additional participants are eligible for coverage.
Senior Executive Severance Plan. Effective April 1, 2018, we adopted the Senior Executive Severance Plan (the “SESP”) and will transition the Named Executives and other senior executives to the new severance plan. To participate in the SESP, a Named Executive or other eligible senior executive must execute a new noncompetition, nonsolicitation and trade secrets and confidential information agreement. Under the SESP, Mr. Gennette’s severance payment and non-competition period will remain unchanged, and the other Named Executives will be entitled to the same two-year base salary severance payment but with a one year non-competition period (rather than two years) that is not waivable and applies regardless of the reason for termination. Severance benefits also will include 12 months COBRA health care continuation coverage. Any current executive who elects not to participate in the SESP will remain covered by the ESP.

Termination Payments under Change-in-Control Plan
Effective November 1, 2009, we adopted a Change-in-Control Plan (the “CIC Plan”) covering, among other participants, each of the Named Executives. The CIC Plan replaced our individual change-in-control agreements, which expired as of November 1, 2009.
Under the CIC Plan, each of the Named Executives could be entitled to certain severance benefits following a change in control of Macy’s. If, within the two years following a change in control, the Named Executive is terminated for any reason, other than death, permanent and total disability or for cause, or if the Named Executive terminates his or her employment for “good reason,” then the Named Executive is entitled to:
•
a cash severance payment (generally paid in the form of a lump sum) equal to two times the sum of:

•
his or her base pay (at the higher of the rate in effect at the change in control or at termination) and

•
the average annual incentive award (if any) received for the three full fiscal years preceding the change in control; plus

•
a lump sum payment of an annual incentive award for the year of termination, at target, prorated to the date of termination (this feature applies to all executives in the Incentive Plan); plus

•
release of any restrictions on restricted stock or restricted stock units, including performance-based awards, upon termination following the change in control; plus

•
acceleration of any unvested stock options upon termination following the change in control; plus

•
a lump sum payment of all deferred compensation (this feature applies to all participants in the deferred compensation plans); plus

•
payment of all retirement, supplementary retirement and 401(k) benefits upon termination or retirement

68  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

in accordance with any previously selected distribution schedule (this feature applies to all participants in the retirement, supplementary retirement and 401(k) plans); plus
•
a retiree discount for life if at least 55 years of age with 15 years of vesting service at termination (this feature applies generally to all associates).

If the Named Executive does not engage in specified activities in competition with the Company during the first year following termination, he or she would be entitled to an additional “non-competition” severance benefit at the end of the one-year period equal to a lump sum payment equal to one times (i) his or her base pay (at the higher of the rate in effect at the change in control or at termination), and (ii) the average annual incentive award (if any) received for the three full fiscal years preceding the change in control.
All of the above severance benefits would be paid to the executive in accordance with, and at times permitted by Section 409A of the Internal Revenue Code.
A “change in control” occurs in any of the following events:
•
a person has become the beneficial owner of securities representing 30% or more of our combined voting power; or

•
individuals who, on the effective date of the CIC Plan, constitute our directors or whose election as a director after such effective date was approved by at least two-thirds of the directors as of the effective date cease for any reason to constitute at least a majority of the Board; or

•
consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets and, as a result of or immediately following such merger, consolidation, reorganization, sale or transfer, less than a majority of the voting power of the other corporation immediately after the transaction is held in the aggregate by the holders of the voting stock of Macy’s immediately prior to the transaction; or

•
shareholders approve a complete liquidation or dissolution of the Company.

“Good reason” under the CIC Plan means:
•
a material diminution in the executive’s base compensation; or

•
a material diminution in the executive’s authority, duties or responsibilities; or

•
a material change in the geographic location at which the executive must perform services to the Company; or

•
any other action or inaction that constitutes a material breach by the Company of an agreement under which the executive provides services.

The cash severance benefit payable under the CIC Plan would be reduced by all amounts actually paid by the Company to the executive pursuant to any other employment or severance agreement or plan to which the executive and Macy’s are parties or in which the executive is a participant. In addition, the severance benefits under the CIC Plan are subject to reduction in certain circumstances if the excise tax imposed under 280G of the Internal Revenue Code would reduce the net after-tax amount received by the executive.
The following tables summarize the amounts payable to the Named Executives upon termination under certain circumstances, assuming that:
•
the executive’s employment terminated February 3, 2018;

•
the executive’s salary continues as it existed at February 3, 2018;

•
the CIC Plan applies; and

•
the stock price for our common stock is $24.89 per share (the closing price for Macy’s stock on February 2, 2018, the last business day of fiscal 2017).

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  69

Payments and Benefits upon Termination as of the End of Fiscal 2017 ($)
Gennette	Voluntary	Involuntary Without Cause	Involuntary With Cause	After Change in Control	Death	Disability
Severance and accelerated benefits
Cash severance benefit:
Salary (2x)	0	0	0	2,500,000	0	0
3-Year Average Bonus (2x)	0	0	0	708,733	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	1,250,000	0	0
3-year Average Bonus (1x)	0	0	0	354,367	0	0
Additional Excess EXP Cash Severance Benefits (3x)	0	3,750,000	0	0	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	0	0	0	0	0
Vesting of Performance Based RSUs:
2016 – 2018 LTI Plan	0	0	0	928,621	619,081	619,081
2017 – 2019 LTI Plan	0	0	0	3,445,896	1,148,632	1,148,632
Total of severance and accelerated benefits:	0	3,750,000	0	9,187,617	1,767,713	1,767,713
Previous vested equity and benefits
Previously vested stock option	0	0	0	0	0	0
Non-equity based incentive award (2017 annual incentive)	0	2,997,100	0	2,997,100	2,997,100	2,997,100
Vested CAPP benefit	455,102	455,102	455,102	455,102	455,102	455,102
Vested 401(k) Plan balance	770,215	770,215	770,215	770,215	770,215	770,215
Vested SERP benefit	4,672,269	4,672,269	4,672,269	4,672,269	4,672,269	4,672,269
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	167,831	167,831	167,831	167,831	167,831	167,831
Total of previously vested equity and benefits:	6,065,417	9,062,517	6,065,417	9,062,517	9,062,517	9,062,517
Full “Walk-Away” Value:	6,065,417	12,812,517	6,065,417	18,250,134	10,830,230	10,830,230

70  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

Lundgren*	Voluntary
Severance and accelerated benefits
Cash severance benefit:
Salary (2x)	0
3-Year Average Bonus (2x)	0
Non-Compete Pay Following CIC:
Salary (1x)	0
3-year Average Bonus (1x)	0
Additional Excess EXP Cash Severance Benefits (4.5x)	0
Equity based incentive awards
Vesting of unvested stock options	0(2)
Vesting of Time Based RSUs	0
Vesting of Performance Based RSUs:
2016 – 2018 LTI Plan	3,439,425
2017 – 2019 LTI Plan	2,518,146
Total of severance and accelerated benefits:	5,957,571
Previous vested equity and benefits
Previously vested stock options	10,721,531
Non-equity based incentive award (2017 annual incentive)	2,115,600
Vested CAPP benefit	419,287
Vested 401(k) Plan balance	784,042
Vested SERP benefit	16,422,506
Post-retirement medical/life benefits	0
Deferred compensation balance previously vested	5,297,809
Total of previously vested equity and benefits:	35,760,775
Full “Walk-Away” Value:	41,718,346
(1)
Mr. Lundgren retired from the Company effective January 31, 2018.

(2)
Because Mr. Lundgren is over age 62, his unvested stock options continue to vest following a voluntary termination or an involuntary termination without cause pursuant to the retirement provisions of his stock option agreements.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  71

Lawton	Voluntary	Involuntary Without Cause	Involuntary With Cause	After Change in Control	Death	Disability
Severance and accelerated benefits
Cash severance benefit:
Salary (2x)	0	0	0	2,000,000	0	0
Target Bonus (2x)	0	0	0	2,500,000	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	1,000,000	0	0
Target Bonus (1x)	0	0	0	1,250,000	0	0
Additional Excess EXP Cash Severance Benefits (2x)	0	2,000,000	0	0	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	3,416,265	3,416,265	3,416,265
Vesting of Time Based RSUs	0	0	0	4,086,067	4,086,067	4,086,067
Vesting of Performance Based RSUs:
2016 – 2018 LTI Plan	0	0	0	0	0	0
2017 – 2019 LTI Plan	0	0	0	3,502,322	1,167,441	1,167,441
Total of severance and accelerated benefits:	0	2,000,000	0	17,754,654	8,669,773	8,669,773
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2017 annual incentive)	0	734,600	0	734,600	734,600	734,600
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	0	0	0	0	0	0
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	0	0	0	0	0	0
Total of previously vested equity and benefits:	0	9,449,917	0	9,449,917	9,449,917	9,449,917
Full “Walk-Away” Value:		11,249,917	0	14,997,471	10,318,926	10,318,926

72  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

Hoguet	Voluntary	Involuntary Without Cause	Involuntary With Cause	After Change in Control	Death	Disability
Severance and accelerated benefits
Cash severance benefit:
Salary (2x)	0	0	0	1,800,000	0	0
3-Year Average Bonus (2x)	0	0	0	484,800	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	900,000	0	0
3-Year Average Bonus (1x)	0	0	0	242,400	0	0
Additional Excess EXP Cash Severance Benefits (2x)	0	1,800,000	0	0	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	0	0	0	0	0
Vesting of Performance Based RSUs:
2016 – 2018 LTI Plan	0	0	0	486,674	324,449	324,449
2017 – 2019 LTI Plan	0	0	0	1,633,680	544,560	544,560
Total of severance and accelerated benefits:	0	1,800,000	0	5,547,554	869,009	869,009
Previous vested equity and benefits
Previously vested stock options	111,380	111,380	0	111,380	111,380	111,380
Non-equity based incentive award (2017 annual incentive)	0	952,100	0	952,100	952,100	952,100
Vested CAPP benefit	503,851	503,851	503,851	503,851	503,851	503,851
Vested 401(k) Plan balance	1,313,337	1,313,337	1,313,337	1,313,337	1,313,337	1,313,337
Vested SERP benefit	6,254,068	6,254,068	6,254,068	6,254,068	6,254,068	6,254,068
Post-retirement medical/life benefits	183,399	183,399	183,399	183,399	183,399	183,399
Deferred compensation balance previously vested	349,282	349,282	349,282	349,282	349,282	349,282
Total of previously vested equity and benefits:	8,715,317	9,667,417	8,603,937	9,667,417	9,667,417	9,667,417
Full “Walk-Away” Value:	8,715,317	11,467,417	8,603,937	15,214,917	10,536,426	10,536,426

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  73

Garcia	Voluntary	Involuntary Without Cause	Involuntary With Cause	After Change in Control	Death	Disability
Severance and accelerated benefits
Cash severance benefit:
Salary (2x)	0	0	0	1,450,000	0	0
Target Bonus (2x)	0	0	0	1,087,600	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	725,000	0	0
Target Bonus (1x)	0	0	0	543,800	0	0
Additional Excess EXP Cash Severance Benefits (2x)	0	1,450,000	0	0	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	0	0	533,965	533,965	533,965
Vesting of Performance Based RSUs:
2016 – 2018 LTI Plan	0	0	0	0	0	0
2017 – 2019 LTI Plan	0	0	0	636,164	212,055	212,055
Total of severance and accelerated benefits:	0	1,450,000	0	4,976,529	746,020	746,020
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2017 annual incentive)	0	767,000	0	767,000	767,000	767,000
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	29,383	29,383	29,383	29,383	29,383	29,383
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	5,947	5,947	5,947	5,947	5,947	5,947
Total of previously vested equity and benefits:	35,330	802,330	35,330	802,330	802,330	802,330
Full “Walk-Away” Value:	35,330	2,252,330	35,330	5,778,859	1,548,350	1,548,350

74  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

Kirgan	Voluntary	Involuntary Without Cause	Involuntary With Cause	After Change in Control	Death	Disability
Severance and accelerated benefits
Cash severance benefit:
Salary (2x)	0	0	0	1,500,000	0	0
Target Bonus (2x)	0	0	0	1,125,000	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	750,000	0	0
Target Bonus (1x)	0	0	0	562,500	0	0
Additional Excess EXP Cash Severance Benefits (2x)	0	1,500,000	0	0	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	0	0	776,532	776,532	776,532
Vesting of Performance Based RSUs:
2016 – 2018 LTI Plan	0	0	0	0	0	0
2017 – 2019 LTI Plan	0	0	0	0	0	0
Total of severance and accelerated benefits:	0	1,500,000	0	4,714,032	776,532	776,532
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2017 annual incentive)	0	198,400	0	198,400	198,400	198,400
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	0	0	0	0	0	0
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	0	0	0	0	0	0
Total of previously vested equity and benefits:	0	198,400	0	198,400	198,400	198,400
Full “Walk-Away” Value:	0	1,698,400	0	4,912,432	974,932	974,932

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  75

Kantor	Voluntary	Involuntary Without Cause	Involuntary With Cause	After Change in Control	Death	Disability
Severance and accelerated benefits
Cash severance benefit:
Salary (2x)	0	0	0	1,850,000	0	0
3-Year Average Bonus (2x)	0	0	0	377,400	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	925,000	0	0
3-Year Average Bonus (1x)	0	0	0	188,700	0	0
Additional Excess EXP Cash Severance Benefits (2x)	0	1,850,000	0	0	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	0	0	589,520	589,520	589,520
Vesting of Performance Based RSUs:
2016 – 2018 LTI Plan	0	0	0	1,059,891	706,593	706,593
2017 – 2019 LTI Plan	0	0	0	848,201	282,734	282,734
Total of severance and accelerated benefits:	0	1,850,000	0	5,838,712	1,578,847	1,578,847
Previous vested equity and benefits
Previously vested stock options	86,673	86,673	0	86,673	86,673	86,673
Non-equity based incentive award (2017 annual incentive)	0	1,304,600	0	1,304,600	1,304,600	1,304,600
Vested CAPP benefit	717,740	717,740	717,740	717,740	717,740	717,740
Vested 401(k) Plan balance	1,241,163	1,241,163	1,241,163	1,241,163	1,241,163	1,241,163
Vested SERP benefit	5,737,902	5,737,902	5,737,902	5,737,902	5,737,902	5,737,902
Post-retirement medical/life benefits	1,613,806	1,613,806	1,613,806	1,613,806	1,613,806	1,613,806
Deferred compensation balance previously vested	351,445	351,445	351,445	351,445	351,445	351,445
Total of previously vested equity and benefits:	9,748,729	11,053,329	9,662,056	11,053,329	11,053,329	11,053,329
Full “Walk-Away” Value:	9,748,729	12,903,329	9,662,056	16,892,041	12,632,176	12,632,176

76  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

Baxter*	Involuntary Without Cause
Severance and accelerated benefits
Cash severance benefit:
Salary (2x)	0
3-Year Average Bonus (2x)	0
Non-Compete Pay Following CIC:
Salary (1x)	0
3-Year Average Bonus (1x)	0
Additional Excess EXP Cash Severance Benefits (2x)	0
Equity based incentive awards
Vesting of unvested stock options	0
Vesting of Time Based RSUs	0
Vesting of Performance Based RSUs:
2016 – 2018 LTI Plan	0
2017 – 2019 LTI Plan	0
Total of severance and accelerated benefits:	0
Previous vested equity and benefits
Previously vested stock options
Non-equity based incentive award (2017 annual incentive)	524,500
Vested CAPP benefit	340,740
Vested 401(k) Plan balance	0
Vested SERP benefit	739,813
Post-retirement medical/life benefits	0
Deferred compensation balance previously vested	9,579
Total of previously vested equity and benefits:	1,614,632
Full “Walk-Away” Value:	1,614,632
*
Mr. Baxter was involuntarily terminated from the Company in September 2017.

CEO Pay Ratio
Our CEO had annual total compensation for fiscal 2017 of  $11,129,922. The median annual total compensation of all of our employees other than our CEO for 2017 was $13,810. As a result, we estimate that the ratio of our CEO’s annual total compensation to that of our median employee for fiscal 2017 was 806 to 1.
Mr. Gennette succeeded Mr. Lundgren as CEO in March 2017. We calculated the CEO’s annual total compensation for fiscal 2017 by annualizing Mr. Gennette’s compensation on the date we selected to identify the median employee.
We identified the median employee using 2017 Form W-2 compensation for all individuals except the CEO employed by us on October 29, 2017, the first day of our last fiscal quarter of 2017, whether employed on a full-time, part-time, seasonal or temporary basis. We calculated annual total compensation of the median employee in the same manner as for our named executives in the Summary Compensation Table included in this proxy statement. We did not annualize the compensation for any employee employed for less than the full fiscal year.
In identifying the median employee, we excluded employees located outside the United States (a “non-U.S. employee”) under the de minimis exemption of the pay ratio rule which permits exclusion if a company’s non-U.S. employees account for 5% or less of total employees. The jurisdictions and approximate number of employees excluded were Hong Kong (85), Singapore (32), Korea (34), India (41), Taiwan (62), Italy (7), Guam (386) and Puerto Rico (703). As of October 29, 2017, we had 181,135 employees, comprised of 179,785 U.S. employees and 1,350 non-U.S. employees.
Of our 179,785 U.S. employees 96,747, or 53.8%, were part-time or seasonal employees. Like other large retailers, a sizable portion of our workforce is employed on a part-time or seasonal basis.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  77

STOCK OWNERSHIP
Certain Beneficial Owners. The following table sets forth information as to the beneficial ownership of each person known to Macy’s to own more than 5% of Macy’s outstanding common stock as of March 23, 2018 based on ownership reports filed by such persons with the SEC prior to that date.

Name and Address	Date of Most Recent Schedule 13G Filing	Number of Shares	Percent of Class
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	February 9, 2018	31,242,237	10.21%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	January 25, 2018	25,206,616	8.2%
American International Group, Inc.(3) 175 Water Street New York, NY 10038	February 9, 2018	23,937,469	7.8%
(1)
Based on a Schedule 13G/A filed with the SEC by The Vanguard Group (“Vanguard”) on February 9, 2018. The Schedule 13G/A reports that, as of December 31, 2017, Vanguard had sole voting power over 420,183 shares, shared voting power over 61,969 shares, sole dispositive power over 30,763,213 shares and shared dispositive power over 479,024 shares of Macy’s common stock. The Schedule 13G/A also reports that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 333,359 of the shares as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 230,769 of the shares as a result of its serving as investment manager of Australian investment offerings.

(2)
Based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (“Blackrock”) on January 25, 2018. The Schedule 13G/A reports that, as of December 31, 2017, BlackRock had sole voting power over 22,146,052 shares and sole dispositive power over 25,206,616 shares of Macy’s common stock.

(3)
Based on a Schedule 13G filed with the SEC on February 9, 2018 jointly by American International Group, Inc., SAFG Retirement Services, Inc., AIG Life Holdings, Inc., AIG Life Insurance Company, American General Life Insurance Company and SunAmerica Asset Management, LLC. The Schedule 13G reports that as of December 31, 2017, American International Group, Inc., SAFG Retirement Services, Inc., AIG Life Holdings, Inc. and AGC Life Insurance Company have shared voting and dispositive power with respect to 23,937,469 shares and American General Life Insurance Company and SunAmerica Asset Management, LLC have shared voting and dispositive power with respect to 23,843,953 shares of Macy’s common stock.

Stock Ownership of Directors and Executive Officers. The following table sets forth the shares of Macy’s common stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the SEC), as of March 23, 2018 by each director who is not an employee of Macy’s, by each executive named in the 2017 Summary Compensation Table, and by our directors and executive officers as a group. The business address of each of the individuals named in the table is 7 West Seventh Street, Cincinnati, Ohio 45202.

	Number of Shares
Name	(1)	(2)	Percent of Class
Francis S. Blake	0	0	*
John A. Bryant	9,825	0	*
Deirdre P. Connelly	17,092	10,000	*
Leslie D. Hale	0	0	*
William H. Lenehan	5,968	0	*
Sara Levinson	0	0	*
Joyce M. Roché	13,647	10,000	*
Paul C. Varga	850	0	*
Marna C. Whittington	64,834	0	*
Jeff Gennette	395,848	306,795	*
Terry J. Lundgren	2,692,239	2,250,390	*
Karen M. Hoguet	442,780	254,224	*
Harry A. Lawton III	0	0	*
Elisa D. Garcia	39,556	39,556	*
Danielle L. Kirgan	0	0	*
Jeffrey A. Kantor	208,608	180,183	*
Timothy Baxter	341	0	*
All directors and executive officers as a group (18 persons)(3)	4,035,471	3,195,031	*

78  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

*
Less than 1%.

(1)
Aggregate number of shares of Macy’s common stock currently held or which may be acquired within 60 days after March 23, 2018 through the exercise of options granted under the 2009 Omnibus Plan, the 1995 Equity Plan, or the 1994 Stock Plan.

(2)
Number of shares of Macy’s common stock which may be acquired within 60 days after March 23, 2018 through the exercise of options granted under the 2009 Omnibus Plan, the 1995 Equity Plan and the 1994 Stock Plan.

(3)
Includes Mr. Lundgren, Mr. Kantor and Mr. Baxter. These individuals were not serving as executive officers at the end of fiscal 2017.

Securities Authorized for Issuance Under Equity Compensation Plans. The following table presents certain aggregate information, as of February 3, 2018, with respect to the 2009 Omnibus Plan, the 1995 Equity
Plan and the 1994 Stock Plan (included on the line captioned “Equity compensation plans approved by security holders”).

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (thousands)	Weighted average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (thousands)
Equity compensation plans approved by security holders	20,375	38.80	12,545
Equity compensation plans not approved by security holders	0	0	0
Total	20,375	38.80	12,545
The foregoing table does not reflect stock credits issued under our Executive Deferred Compensation Plan or the Director Deferred Compensation Plan. The Executive Deferred Compensation Plan has not been approved by our shareholders. Pursuant to the Executive Deferred Compensation Plan and the Director Deferred Compensation Plan, eligible executives and
Non-Employee Directors, respectively, may elect to receive a portion of their cash compensation in the form of stock credits. Each stock credit entitles the holder to receive one share of Macy’s common stock upon the termination of the holder’s employment or service with Macy’s. Payments include dividend equivalents on the stock credits.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  79

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and certain persons who beneficially own more than 10% of our common stock outstanding, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.
To our knowledge, based solely on a review of the copies of reports furnished to the Company and written representations signed by all directors and executive officers that no other reports were required with respect to their beneficial ownership of common stock during fiscal 2017 all reports required by Section 16(a) of the Exchange Act to be filed by the directors and executive officers and all beneficial owners of more than 10% of the common stock outstanding to report transactions in securities were timely filed.

POLICY ON RELATED PERSON TRANSACTIONS
The Board of Directors has adopted a written policy for approval of transactions in which Macy’s was or is to be a participant, in which the amount involved exceeds $120,000 and in which any Director, executive officer or 5% or greater shareholder (or any immediate family member of any such person) has a direct or indirect material interest (“Related Person Transaction”). A copy of this policy is available on our website at www.macysinc.com/for-investors/corporate-governance.
The policy includes a list of categories of transactions identified by the Board as having no significant potential for actual or apparent conflict of interest or improper benefit to a person, and thus are not subject to review by the NCG Committee. These excluded transactions include, among other items, ordinary course transactions with other entities and charitable contributions that do not exceed certain dollar thresholds.
Directors and executive officers annually complete, sign and submit a Directors’ and Officers’ Questionnaire that is designed to identify Related Person Transactions and both actual and potential conflicts of interest. We also make appropriate inquiries as to the nature and extent of business we conduct with other companies for whom any of these individuals also serve as directors or executive officers. See “Further Information Concerning the Board of Directors – Director Independence.” Our general counsel reviews any identified transactions. If our general counsel determines, based on the facts and circumstances, that the Director or executive officer has a direct or indirect material interest in a transaction, she brings the matter to the attention of the NCG Committee for further review. Based upon records available to us, there were no Related Person Transactions in fiscal 2017.
Under our Non-Employee Director Code of Business Conduct and Ethics and our Code of Conduct, we require all employees, including our officers and Non-Employee Directors, to avoid situations that may impact their ability to carry out their duties in an independent and objective fashion, including by having a financial interest in suppliers. Any circumstances that may compromise their ability to perform independently must be disclosed to the general counsel, or in the case of the Named Executives and the Non-Employee Directors, must be disclosed to the chair of the NCG Committee.

80  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

ANNUAL MEETING AND VOTING INFORMATION
The record date for the annual meeting was March 23, 2018. If you were a shareholder of record of Macy’s common stock at the close of business on the record date, you are entitled to one vote for each share owned on each of the matters listed in the notice of meeting. As of the record date, 305,949,839 shares of Macy’s common stock were outstanding, excluding shares held in treasury.

Confidential Voting Policy
The Board has adopted a policy under which all voting materials that identify the votes of specific shareholders will be kept confidential and will not be disclosed to our officers, directors, employees or to third parties except in the following circumstances:
•
if required by applicable law;

•
to persons engaged in the receipt, counting, tabulation or solicitation of proxies who have agreed to maintain shareholder confidentiality as provided in the policy;

•
in those instances in which shareholders write comments on their proxy cards or otherwise consent to the disclosure of their vote to Macy’s management;

•
in the event of a proxy contest or a solicitation of proxies in opposition to the voting recommendations of the Board of Directors;

•
in respect of a shareholder proposal that the NCG Committee, after having allowed the proponent an opportunity to present its views, determines is not in the best interests of Macy’s and its shareholders; and

•
in the event that representatives of Macy’s determine in good faith that a bona fide dispute exists as to the authenticity or tabulation of voting materials.

The policy will apply to the annual meeting.

Quorum
Under our By-Laws, a majority of the votes that can be cast must be present in person or by proxy to hold the annual meeting. Abstentions and shares represented by “broker non-votes,” as described below, will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If there is not a quorum, we may adjourn the meeting to a subsequent date in order to solicit additional votes for the purpose of obtaining a quorum.

Vote Required for Each Proposal and Board Recommendation
Voting Item	Voting Standard	Treatment of Abstentions and Broker Non-Votes	Board Recommendation
Election of directors	Majority of votes cast	Not counted as votes cast and therefore no effect	FOR each nominee
Ratification of the appointment of KPMG LLP	Majority of votes cast	Abstentions not counted as votes cast and therefore no effect; broker discretionary voting allowed	FOR
Approval of named executive officer compensation	Majority of votes cast	Not counted as votes cast and therefore no effect	FOR
Approval of the Macy’s, Inc. 2018 Equity and Incentive Compensation Plan	Majority of votes cast	Abstentions are counted as votes cast and therefore will have the effect of a vote against the proposal; broker non-votes are counted as votes cast and therefore have no effect	FOR
All shares of our common stock represented at the annual meeting by proxies properly submitted prior to or at the meeting will be voted in accordance with the instructions on the proxies, unless such proxies previously have been revoked. If no instructions are indicated, the shares will be voted in accordance with the Board’s recommendation.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  81

Majority Vote Standard for Director Election
Any incumbent nominee for director who receives a greater number of votes cast “against” than votes cast “for” shall continue to serve on the Board as a holdover director pursuant to Delaware law, but, pursuant to our director resignation policy, shall tender his or her resignation for consideration by the NCG Committee. The NCG Committee will promptly consider the resignation and recommend to the Board the action to be taken with respect to the tendered resignation. The Board will publicly disclose its decision within 90 days after certification of the election results. Any director who tenders his or her resignation pursuant to this policy will not participate in the NCG Committee’s recommendation or the Board’s consideration regarding whether or not to accept the tendered resignation.

Broker Non-Votes
“Broker non-votes” are shares held by a broker, bank or other nominee that are represented at the meeting, but with respect to which the beneficial owner has not instructed the broker, bank or nominee on how to vote on a particular proposal, and with respect to which the broker, bank or nominee does not have discretionary voting power on the proposal.

Methods of Voting Your Proxy
Registered Shareholders. You may vote in person at the annual meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the annual meeting. You have three options for voting by proxy:
•
Internet: You can vote over the Internet at the Web address shown on your Notice Regarding the Availability of Proxy Materials or your proxy card, if you received a proxy card, until 11:59 p.m., Eastern Time, on May 17, 2018. Internet voting is available 24 hours a day, seven days a week. When you vote over the Internet, you should not return your proxy card.

•
Telephone: You can vote by telephone by calling 1-800-690-6903 until 11:59 p.m., Eastern Time, on May 17, 2018. Telephone voting is available 24 hours a day, seven days a week. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. When you vote by telephone, you should not return your proxy card.

•
Mail: If you received a proxy card, you can vote by mail by signing, dating and mailing your proxy card in the postage-paid envelope included with this proxy statement. Your proxy card must be received prior to 11:59 p.m., Eastern Time, on May 17, 2018.

Voting Shares Held in Street Name. A number of banks and brokerage firms participate in a program that also permits shareholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from your bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. Votes directed over the Internet or by telephone through such a program must be received by 11:59 p.m., Eastern Time, on Thursday, May 17, 2018. Requesting a proxy prior to the above deadline will automatically cancel any voting directions you have previously given over the Internet or by telephone with respect to your shares.
Directing the voting of your shares will not affect your right to vote in person if you decide to attend the meeting; however, you must first obtain a signed and properly executed proxy from your bank, broker or other nominee to vote your shares held in street name at the meeting. Without your instructions, your broker or brokerage firm is permitted to use its own discretion and vote your shares on certain routine matters (such as Item 2), but is not permitted to use discretion and vote your uninstructed shares on non-routine matters (such as Items 1, 3 and 4). Therefore, the Company encourages you to give voting instructions to your broker or brokerage firm on all matters being considered at the meeting.
Voting Shares Held in 401(k) Plan. If you participate in our 401(k) Retirement Investment Plan, you will receive a voting instruction card for the Macy’s common stock allocated to your account in the plan. You may instruct the plan trustee on how to vote your proportional interest in any Macy’s shares held by the plan by following the instructions on the enclosed voting instruction card. The plan trustee must receive your voting instructions by 11:59 p.m., Eastern Time, on Tuesday, May 15, 2018.
The plan trustee will submit one proxy to vote all shares of Macy’s common stock in the plan. The trustee will vote the shares of participants who submitted voting instructions in accordance with their instructions and will vote the shares of Macy’s common stock in the plan for which no voting instructions were received in the same proportion as the final votes of all participants who actually voted. If you do not submit voting instructions for the shares of Macy’s common stock allocated to your account by the voting deadline, those shares will be included with the other undirected shares and voted by

82  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

the plan trustee as described above. Because the plan trustee submits one proxy to vote all shares of Macy’s common stock in the plan, you may not vote plan shares in person at the annual meeting.

Revoking Your Proxy
If you are a registered shareholder, you may revoke your proxy at any time by:
•
submitting evidence of your revocation to the Company’s Corporate Secretary;

•
voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on May 17, 2018;

•
signing another proxy card bearing a later date and mailing it so that it is received prior to 11:59 p.m., Eastern Time, on May 17, 2018; or

•
voting in person at the annual meeting, although attendance at the annual meeting will not, in itself, revoke a proxy.

If your shares are held in street name, you should contact your broker, bank or other holder of record about revoking your voting instructions and changing your vote prior to the annual meeting. For shares held in the 401(k) Plan, you may not revoke your proxy after 11:59 p.m., Eastern Time, on Tuesday, May 15, 2018.

Electronic Delivery of Proxy Statement and Annual Report
You can elect to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail. You can choose this option and save the Company the cost of producing and mailing these documents by:
•
following the instructions provided on your proxy card, voting instruction card or Notice Regarding the Availability of Proxy Materials; or

•
going to www.proxyvote.com and following the instructions provided.

If you choose to receive future proxy statements and annual reports over the Internet, you will receive an email message next year containing the Internet address to access future proxy statements and annual reports. This email will include instructions for voting over the Internet. If you have not elected electronic delivery, you will receive either printed materials in the mail or a notice indicating that the Proxy Solicitation Materials are available at www.proxyvote.com.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS
Proposals for the 2019 Annual Meeting
Rule 14a-8. You may submit proposals on matters appropriate for shareholder action at Macy’s annual shareholders’ meetings in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to the 2019 annual meeting of shareholders, you must satisfy all applicable requirements of Rule 14a-8 and we must receive such proposals no later than December 5, 2018.
Advance Notice By-Law. Except in the case of proposals made in accordance with Rule 14a-8, our By-Laws require that shareholders intending to bring any business before an annual meeting of shareholders deliver written notice thereof to the Secretary of Macy’s not less than 60 days prior to the meeting. However, in the event that the date of the meeting is not publicly announced by the Company by inclusion in a report filed with the SEC, furnished to shareholders, or in a press release at least 75 days prior to the meeting, notice by the shareholder to be timely must be delivered to the Secretary of Macy’s not later than the close of business on the tenth day following the day on which announcement of the date of the meeting was so communicated. The By-Laws further require, among other things, that the notice by the shareholder set forth a description of the business to be brought before the meeting and certain information concerning the shareholder proposing such business, including the shareholder’s name and address, the class and number of shares of our capital stock owned beneficially by the shareholder and any material interest of the shareholder in the business proposed to be brought before the meeting. The chairman of the meeting may refuse to permit to be brought before the meeting any shareholder proposal (other than a proposal made in accordance with Rule 14a-8) not made in compliance with these requirements.
Proxy Access By-Law. Submissions of nominees for director under our proxy access by-law provision for the 2019 Annual Meeting must be submitted in compliance with the provision no earlier than November 5, 2018 and no later than December 5, 2018, provided, however, that if the scheduled annual meeting date differs from such anniversary date by more than 30 calendar days, notice must be received not earlier than the close of business on the 120th calendar day and not later than the close of business on the later of the 60th calendar day prior to the date of such annual meeting or, in the event that public announcement of the date of the annual meeting

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  83

is not made at least 75 calendar days prior to the date of the annual meeting, notice by the stockholder to be timely must be received not later than the close of business on the 10th calendar day following the day on which public announcement is first made of the date of the annual meeting.

OTHER MATTERS
The Board knows of no other business that will be presented for consideration at the annual meeting other than that described in this proxy statement. However, if any business shall properly come before the annual meeting, the persons named in the enclosed form of proxy or their substitutes will vote the proxy in respect of any such business in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.
The cost of preparing, assembling and mailing the proxy material will be borne by us. Our Annual Report for fiscal 2017, which is being mailed to shareholders with this proxy statement, is not to be regarded as proxy soliciting material. We may solicit proxies otherwise than by the use of the mail, in that certain of our officers and regular employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing. We have engaged the firm of Georgeson, Inc., of New York City, to assist in the solicitation of proxies on behalf of the Board. Georgeson will solicit proxies with respect to common stock held by brokers, bank nominees, other institutional holders and certain individuals, and will perform related services. It is anticipated that the cost of the solicitation service to the Company will not substantially exceed $9,000.

April 4, 2018

PLEASE CAST YOUR VOTE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED
PROXY CARD. IF YOU CHOOSE TO CAST YOUR VOTE BY COMPLETING THE ENCLOSED
PROXY CARD, PLEASE RETURN IT PROMPTLY IN THE ENCLOSED ADDRESSED
ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

84  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

Appendix A
POLICY AND PROCEDURES FOR PRE-APPROVAL OF
NON-AUDIT SERVICES BY OUTSIDE AUDITORS

I.
Authority to Approve Non-Audit Services

Except as noted below, the Audit Committee (the “Committee”) will approve in advance all permitted non-audit services(1) (the “Permitted NAS”).
A.
The Committee may delegate to the Chair of the Committee the authority to pre-approve Permitted NAS; provided that any such pre-approval of Permitted NAS granted by any such delegee must be presented to the Committee at its meeting next following the approval.

B.
Pre-approval is not required for any Permitted NAS if:

1.
the aggregate amount of any such Permitted NAS constitutes no more than five percent (5%) of the total revenues paid by Macy’s to its auditors during the fiscal year in which the Permitted NAS are provided;

2.
the Permitted NAS were not recognized at the time of the auditor’s engagement to be a Permitted NAS (i.e., either a service indicated as an audit service at the time of the engagement evolves over the course of the engagement to become a non-audit service, or a non-audit service not contemplated at all at the time of the engagement is performed by the outside auditor after the engagement is approved); and

3.
the Permitted NAS are promptly brought to the attention of the Committee (or its delegee) by management and approved prior to the completion of the audit.

II.
Disclosure of Permitted Non-Audit Services in Outside Auditor’s Engagement Letter

A.
The Committee is to receive an itemization in the outside auditor’s engagement letter of Permitted NAS that the outside auditors propose to deliver to Macy’s during the course of the year covered by the engagement and contemplated at the time of the engagement.

1.
In its submissions to management covering its proposed engagement the outside auditors are to include a statement that the delivery of Permitted NAS will not impair the independence of the outside auditors.

B.
Whether a Permitted NAS is set out in the auditor engagement letter or proposed by the outside auditors subsequent to the time the engagement letter is submitted, the Committee (or its delegee as described above) is to consider, with input from management, whether delivery of the Permitted NAS impairs independence of the outside auditors.

1.
The Committee is to evaluate, in making such consideration, the non-audit factors and other related principles (the “Qualifying Factors”) set out below.

•
Whether the service is being performed principally for the Audit Committee;

•
The effects of the service, if any, on audit effectiveness or on the quality and timeliness of Macy’s financial reporting process;

•
Whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;

•
Whether the service would be performed by outside audit personnel and, if so, whether it will enhance their knowledge of Macy’s business and operations;

•
Whether the role of those performing the service (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted) would be inconsistent with the outside auditor’s role;

•
Whether the outside audit firm’s personnel would be assuming a management role or creating a mutuality of interest with Macy’s management;

(1)
The nine categories of prohibited non-audit services are: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  A-1

•
Whether the outside auditors, in effect, would be auditing their own numbers;

•
Whether the project must be started and completed very quickly;

•
Whether the outside audit firm has unique expertise in the service;

•
Whether the service entails the outside auditor serving in an advocacy role for Macy’s; and

•
The size of the fee(s) for the non-audit service(s).

III.
Annual Assessment of Policy

The Committee will determine on an annual basis whether to amend this policy.

A-2  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

Appendix B
MACY’S, INC.
2018 EQUITY and INCENTIVE Compensation PLAN

1.   Purpose. The purpose of this Plan is to attract and retain non-employee Directors, officers and other employees of the Company and its Subsidiaries, and certain consultants to the Company and its Subsidiaries, and to provide to such persons incentives and rewards for service and/or performance.
2.   Definitions. As used in this Plan:
(a)
“Appreciation Right” means a right granted pursuant to Section 5 of this Plan.

(b)
“Base Price” means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.

(c)
“Board” means the Board of Directors of the Company.

(d)
“Cash Incentive Award” means a cash award granted pursuant to Section 8 of this Plan.

(e)
“Change in Control” has the meaning set forth in Section 12 of this Plan.

(f)
“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g)
“Committee” means the Compensation Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer this Plan pursuant to Section 10 of this Plan, and to the extent of any delegation by the Committee to a subcommittee pursuant to Section 10 of this Plan, such subcommittee.

(h)
“Common Stock” means the common stock of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

(i)
“Company” means Macy’s, Inc., a Delaware corporation, and its successors.

(j)
“Date of Grant” means the date provided for by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units, Cash Incentive Awards, or other awards contemplated by Section 9 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 9 of this Plan, will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).
(k)
“Director” means a member of the Board.

(l)
“Effective Date” means the date this Plan is approved by the Stockholders.

(m)
“Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the awards granted under this Plan. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant.

(n)
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(o)
“Incentive Stock Option” means an Option Right that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.

(p)
“Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares, Performance Units or Cash Incentive Awards or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend equivalents or other awards pursuant to this Plan. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the acceptable levels of achievement, in whole or in part, as the Committee deems appropriate and equitable. A non-exhaustive list of the potential Management Objectives that may be used for awards under this Plan includes the following (including ratios or other relationships between one or more, or a

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  B-1

combination, of the following examples of Management Objectives): sales; comparable sales; sales per square foot; owned sales plus licensed sales or comparable owned sales plus licensed sales; pre-tax income; gross margin; operating or other expenses; earnings before interest and taxes (EBIT); earnings before interest, taxes, depreciation and amortization (EBITDA); EBITDA margin; net income; earnings per share (either basic or diluted); cash flow or net cash flow (as provided by or used in one or more of operating activities, investing activities and financing activities or any combination thereof); return on investment (determined with reference to one or more categories of income or cash flow and one or more categories of assets, capital or equity, including return on net assets, return on sales, return on equity and return on invested capital); stock price (appreciation, fair market value); operating income; revenue; total shareowner return; customer satisfaction; gross margin return on investment; gross margin return on inventory; inventory turn; market share; leverage ratio; coverage ratio; employee engagement; employee turnover; strategic business objectives; strategic plan implementation; and individual performance.
(q)
“Market Value per Share” means, as of any particular date, the closing price of a share of Common Stock as reported for that date on the New York Stock Exchange or, if the shares of Common Stock are not then listed on the New York Stock Exchange, on any other national securities exchange on which the shares of Common Stock are listed, or if there are no sales on such date, on the next preceding trading day during which a sale occurred. If there is no regular public trading market for the shares of Common Stock, then the Market Value per Share shall be the fair market value as determined in good faith by the Committee. The Committee is authorized to adopt another fair market value pricing method provided such method is stated in the applicable Evidence of Award and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

(r)
“Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(s)
“Option Price” means the purchase price payable on exercise of an Option Right.

(t)
“Option Right” means the right to purchase shares of Common Stock upon exercise of an award granted pursuant to Section 4 of this Plan.

(u)
“Participant” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time (i) a non-employee Director, (ii) an officer or other employee of the Company or any Subsidiary, including a person who has agreed to commence serving in such capacity within 90 days of the Date of Grant, or (iii) a person, including a consultant, who provides services to the Company or any Subsidiary that are equivalent to those typically provided by an employee (provided that such person satisfies the Form S-8 definition of an “employee”).

(v)
“Performance Period” means, in respect of a Cash Incentive Award, Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Cash Incentive Award, Performance Share or Performance Unit are to be achieved.

(w)
“Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

(x)
“Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Committee.

(y)
“Plan” means this Macy’s, Inc. 2018 Equity and Incentive Compensation Plan, as amended or amended and restated from time to time.

(z)
“Predecessor Plans” means the Company’s 1995 Executive Equity Incentive Plan, as amended or amended and restated (the “1995 Plan”), the Company’s 1994 Stock Incentive Plan, as amended or amended and restated (the “1994 Plan”) and the Company’s 2009 Omnibus Incentive Compensation Plan, as amended or amended and restated (the “2009 Plan”).

(aa)
“Restricted Stock” means shares of Common Stock granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(bb)
“Restricted Stock Units” means an award made pursuant to Section 7 of this Plan of the right to receive shares of Common Stock, cash or a

B-2  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

combination thereof at the end of the applicable Restriction Period.
(cc)
“Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 of this Plan.

(dd)
“Spread” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Base Price provided for with respect to the Appreciation Right.

(ee)
“Stockholder” means an individual or entity that owns one or more shares of Common Stock.

(ff)
“Subsidiary” means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, unincorporated association or other similar entity), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which the Company at the time owns or controls, directly or indirectly, more than 50% of the total combined Voting Power represented by all classes of stock issued by such corporation.

(gg)
“Voting Power” means, at any time, the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors in the case of the Company or members of the board of directors or similar body in the case of another entity.

3.   Shares Available Under this Plan.
(a)
Maximum Shares Available Under this Plan.

(i)
Subject to adjustment as provided in Section 11 of this Plan and the share counting rules set forth in Section 3(b) of this Plan, the number of shares of Common Stock available under this Plan for awards of  (A) Option Rights or Appreciation Rights, (B) Restricted Stock, (C) Restricted Stock Units, (D) Performance Shares or Performance Units, (E) awards contemplated by Section 9 of this Plan, or (F) dividend equivalents paid with respect to awards made under this Plan will not exceed in the aggregate (x) 24,600,000 shares of Common Stock minus (y) as of the Effective Date, one share of Common Stock for every one share of Common Stock subject to an award of stock options or stock appreciation rights granted under the Predecessor Plans between February 3, 2018 and the Effective Date, and minus (z) as of the Effective Date, 1.75 shares of Common Stock for every one share of Common Stock subject to an award other than of stock options or stock appreciation rights granted under the Predecessor Plans between February 3, 2018 and the Effective Date. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.
(ii)
The aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan will be reduced by (A) one share of Common Stock for every one share of Common Stock subject to an award of Option Rights or Appreciation Rights granted under this Plan, and (B) 1.75 shares of Common Stock for every one share of Common Stock subject to an award other than of Option Rights or Appreciation Rights granted under this Plan.

(b)
Share Counting Rules.

(i)
Except as provided in Section 22 of this Plan, if any award granted under this Plan is cancelled or forfeited, expires, is settled for cash (in whole or in part), or is unearned (in whole or in part), the shares of Common Stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, again be available under Section 3(a)(i) above (at a rate of one share of Common Stock for every one share of Common Stock subject to awards of Option Rights or Appreciation Rights and 1.75 shares of Common Stock for every one share of Common Stock subject to awards other than of Option Rights or Appreciation Rights).

(ii)
If, after February 3, 2018, any shares of Common Stock subject to an award granted under the Predecessor Plans are forfeited, or an award granted under the Predecessor Plans is cancelled or forfeited, expires, is settled for cash (in whole or in part), or is unearned (in whole or in part),

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  B-3

the shares of Common Stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, be available for awards under this Plan (at a rate of one share of Common Stock for every one share of Common Stock subject to awards of option rights or appreciation rights and 1.75 shares of Common Stock for every one share of Common Stock subject to awards other than of option rights or appreciation rights).
(iii)
Notwithstanding anything to the contrary contained in this Plan: (A) shares of Common Stock withheld by the Company, tendered or otherwise used in payment of the Option Price of an Option Right will not be added (or added back, as applicable) to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; (B) shares of Common Stock withheld by the Company, tendered or otherwise used to satisfy tax withholding will not be added (or added back, as applicable) to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; (C) shares of Common Stock subject to a stock-settled Appreciation Right that are not actually issued in connection with the settlement of such Appreciation Right on the exercise thereof will not be added back to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; and (D) shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Option Rights will not be added (or added back, as applicable) to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan.

(iv)
If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for shares of Common Stock based on fair market value, such shares of Common Stock will not count against the aggregate limit under Section 3(a)(i) of this Plan.

(c)
Limit on Incentive Stock Options. Notwithstanding anything to the contrary contained in this Section 3 or elsewhere in this Plan, and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 13,300,000 shares of Common Stock.
(d)
Non-Employee Director Compensation Limit. Notwithstanding anything to the contrary contained in this Section 3 or elsewhere in this Plan, in no event will any non-employee Director in any calendar year be granted compensation for such service having an aggregate maximum value (measured at the Date of Grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of  $600,000.

4.   Option Rights. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)
Each grant will specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b)
Each grant will specify an Option Price per share of Common Stock, which Option Price (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant.

(c)
Each grant will specify whether the Option Price will be payable (i) in cash, by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of shares of Common Stock owned by the Optionee having a value at the time of exercise equal to the total Option Price, (iii) subject to any conditions or limitations established by the Committee, by the withholding of shares of Common Stock otherwise issuable upon exercise of an Option Right pursuant to a “net exercise” arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the shares of Common Stock so withheld will not be treated as issued and acquired by the Company upon such exercise), (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Committee.

(d)
To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank

B-4  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

or broker on a date satisfactory to the Company of some or all of the shares of Common Stock to which such exercise relates.
(e)
Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f)
Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary, if any, that is necessary before any Option Rights or installments thereof will become exercisable. Option Rights may provide for continued vesting or the earlier exercise of such Option Rights, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control.

(g)
Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h)
Option Rights granted under this Plan may be (i) options, including Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended to so qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of  “employees” under Section 3401(c) of the Code.

(i)
No Option Right will be exercisable more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Option Right upon such terms and conditions as established by the Committee.

(j)
Option Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(k)
Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

5.   Appreciation Rights.
(a)
The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to any Participant of Appreciation Rights. An Appreciation Right will be the right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.
(b)
Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(i)
Each grant may specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in cash, shares of Common Stock or any combination thereof.

(ii)
Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee on the Date of Grant.

(iii)
Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(iv)
Each grant will specify the period or periods of continuous service by the Participant with the Company or any Subsidiary, if any, that is necessary before the Appreciation Rights or installments thereof will become exercisable. Appreciation Rights may provide for continued vesting or the earlier exercise of such Appreciation Rights, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control.

(v)
Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(vi)
Appreciation Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(vii)
Successive grants of Appreciation Rights may be made to the same Participant regardless of whether any Appreciation Rights previously granted to the Participant remain unexercised.

(viii)
Each grant of Appreciation Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  B-5

(c)
Also, regarding Appreciation Rights:

(i)
Each grant will specify in respect of each Appreciation Right a Base Price, which (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant; and

(ii)
No Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Appreciation Right upon such terms and conditions as established by the Committee.

6.   Restricted Stock. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)
Each such grant or sale will constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter described.

(b)
Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share on the Date of Grant.

(c)
Each such grant or sale will provide that the Restricted Stock covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant or until achievement of Management Objectives referred to in Section 6(e) of this Plan.

(d)
Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant (which restrictions may include rights of repurchase or first refusal of the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture while held by any transferee).

(e)
Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock.

(f)
Notwithstanding anything to the contrary contained in this Plan, Restricted Stock may provide for continued vesting or the earlier termination of restrictions on such Restricted Stock, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control.

(g)
Any such grant or sale of Restricted Stock will require that any and all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and/or reinvested in additional Restricted Stock, which will be subject to the same restrictions as the underlying award. For the avoidance of doubt, any such dividends or other distributions on Restricted Stock will be deferred until, and paid contingent upon, the vesting of such Restricted Stock.

(h)
Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, (i) all certificates representing Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares or (ii) all Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Restricted Stock.

7.   Restricted Stock Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)
Each such grant or sale will constitute the agreement by the Company to deliver shares of Common Stock or cash, or a combination thereof, to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Committee may specify.

B-6  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

(b)
Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share on the Date of Grant.

(c)
Notwithstanding anything to the contrary contained in this Plan, Restricted Stock Units may provide for continued vesting or the earlier lapse or other modification of the Restriction Period, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control.

(d)
During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the shares of Common Stock deliverable upon payment of the Restricted Stock Units and will have no right to vote them, but the Committee may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on a deferred and contingent basis, either in cash or in additional shares of Common Stock; provided, however, that dividend equivalents or other distributions on shares of Common Stock underlying Restricted Stock Units will be deferred until and paid contingent upon the vesting of such Restricted Stock Units.

(e)
Each grant or sale of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in shares of Common Stock or cash, or a combination thereof.

(f)
Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

8.   Cash Incentive Awards, Performance Shares and Performance Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Cash Incentive Awards, Performance Shares and Performance Units. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)
Each grant will specify the number or amount of Performance Shares or Performance Units, or amount payable with respect to a Cash Incentive Award, to which it pertains, which number or amount may be subject to adjustment to reflect changes in compensation or other factors.
(b)
The Performance Period with respect to each Cash Incentive Award or grant of Performance Shares or Performance Units will be such period of time as will be determined by the Committee, which may be subject to continued vesting or earlier lapse or other modification, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control.

(c)
Each grant of a Cash Incentive Award, Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level or levels of achievement and may set forth a formula for determining the number of Performance Shares or Performance Units, or amount payable with respect to a Cash Incentive Award, that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(d)
Each grant will specify the time and manner of payment of a Cash Incentive Award, Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock, in Restricted Stock or Restricted Stock Units or in any combination thereof.

(e)
Any grant of a Cash Incentive Award, Performance Shares or Performance Units may specify that the amount payable or the number of shares of Common Stock, Restricted Stock or Restricted Stock Units payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant.

(f)
The Committee may, on the Date of Grant of Performance Shares or Performance Units, provide for the payment of dividend equivalents to the holder thereof either in cash or in additional shares of Common Stock, subject in all cases to deferral and payment on a contingent basis based on the Participant’s earning and vesting of the Performance Shares

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  B-7

or Performance Units, as applicable, with respect to which such dividend equivalents are paid.
(g)
Each grant of a Cash Incentive Award, Performance Shares or Performance Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

9.   Other Awards.
(a)
Subject to applicable law and the applicable limits set forth in Section 3 of this Plan, the Committee may authorize the grant to any Participant of shares of Common Stock or such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of the shares of Common Stock or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Committee will determine the terms and conditions of such awards. Shares of Common Stock delivered pursuant to an award in the nature of a purchase right granted under this Section 9 will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, shares of Common Stock, other awards, notes or other property, as the Committee determines.

(b)
Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 9.

(c)
The Committee may authorize the grant of shares of Common Stock as a bonus, or may authorize the grant of other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee in a manner that complies with Section 409A of the Code.

(d)
The Committee may, at or after the Date of Grant, authorize the payment of dividends or dividend equivalents on awards granted under this Section 9 on a deferred and contingent basis, either in cash or in additional shares of Common Stock; provided, however, that dividend equivalents or other distributions on shares of Common Stock underlying awards granted under this Section 9 will be deferred until and paid contingent upon the earning and vesting of such awards.

(e)
Notwithstanding anything to the contrary contained in this Plan, awards under this Section 9 may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control.

10.   Administration of this Plan.
(a)
This Plan will be administered by the Committee. The Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee.

(b)
The interpretation and construction by the Committee of any provision of this Plan or of any Evidence of Award (or related documents) and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith. In addition, the Committee is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any Plan section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Committee.

(c)
To the extent permitted by law, the Committee may delegate to one or more of its members, to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person

B-8  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Committee: (i) designate employees to be recipients of awards under this Plan; and (ii) determine the size of any such awards; provided, however, that (A) the Committee will not delegate such responsibilities to any such officer for awards granted to an employee who is an officer, Director, or more than 10% “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act; (B) the resolution providing for such authorization shall set forth the total number of shares of Common Stock such officer(s) may grant; and (C) the officer(s) will report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.
11.   Adjustments. The Committee shall make or provide for such adjustments in the number of and kind of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of and kind of shares of Common Stock covered by other awards granted pursuant to Section 9 of this Plan, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, respectively, in Cash Incentive Awards, and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option
Right or Appreciation Right with an Option Price or Base Price, respectively, greater than the consideration offered in connection with any such transaction or event or Change in Control, the Committee may in its discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Committee shall also make or provide for such adjustments in the number of shares of Common Stock specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, determines is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(c) of this Plan will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail to so qualify.
12.   Change in Control. For purposes of this Plan, except as may be otherwise prescribed by the Committee in an Evidence of Award made under this Plan, a “Change in Control” will be deemed to have occurred upon the occurrence (after the Effective Date) of any of the following events:
(a)
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Voting Stock”); provided, however, that for purposes of this Section 12(a), the following acquisitions will not constitute a Change of Control:

(i)
any acquisition of Voting Stock directly from the Company that is approved by a majority of the Incumbent Board (as defined in Section 12(b) below);

(ii)
any acquisition of Voting Stock by any entity in which the Company, directly or indirectly, beneficially owns 50% or more ownership or other equity interest (a “CIC Subsidiary”);

(iii)
any acquisition of Voting Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any CIC Subsidiary; or

(iv)
any acquisition of Voting Stock by any Person pursuant to a transaction that complies with clauses (i), (ii) and (iii) of Section 12(c) below;

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  B-9

provided further, that:
(X) if any Person is or becomes the beneficial owner of 30% or more of the Voting Stock as a result of a transaction described in clause (i) of this Section 12(a), and such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock, and after obtaining such additional beneficial ownership beneficially owns 30% or more of the Voting Stock, other than in an acquisition of Voting Stock directly from the Company that is approved by a majority of the Incumbent Board or other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally, such subsequent acquisition will be treated as a Change in Control; and
(Y) a Change in Control will not be deemed to have occurred if a Person is or becomes the beneficial owner of 30% or more of the Voting Stock as a result of a reduction in the number of shares of Voting Stock outstanding pursuant to a transaction or series of transactions approved by a majority of the Incumbent Board unless and until such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock, and after obtaining such additional beneficial ownership beneficially owns 30% or more of the Voting Stock, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally; or
(b)
Individuals who, on the Effective Date, constitute the Board of Directors of the Company (as modified by this Section 12(b), the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director after the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board on the Effective Date, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)
The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the

Company (each, a “Business Combination”), unless, in each case, immediately following such Business Combination:
(i)
all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Voting Stock;

(ii)
no Person (excluding any employee benefit plan (or related trust) sponsored or maintained by the Company or any CIC Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination except to the extent that such ownership existed prior to the Business Combination; and

(iii)
at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)
Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to any Award that is characterized as “non-qualified deferred compensation” within the meaning of Code Section 409A, an event shall not be considered to be a Change in Control under the Plan for purposes of any payment in respect of such Award unless such event would also constitute a “change in ownership,” a “change

B-10  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

in effective control” or a “change in the ownership of a substantial portion of the assets of” the Company under Code Section 409A.
For the avoidance of doubt, a definition of  “Change in Control” under an Evidence of Award shall not provide that a Change in Control will occur solely upon the announcement, commencement, stockholder approval (except with respect to Section 12(d)), or other potential occurrence of any event or transaction (rather than its consummation), and/or an unapproved change in less than a majority of the Board, and/or (except as described above) acquisition of 15% or less of the Voting Stock, and/or announcement or commencement of a tender or exchange offer.
13.   Detrimental Activity and Recapture Provisions. Any Evidence of Award may reference a clawback policy of the Company or provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, either (a) during employment or other service with the Company or a Subsidiary, or (b) within a specified period after termination of such employment or service, engages in any detrimental activity, as described in the applicable Evidence of Award or such clawback policy. In addition, notwithstanding anything in this Plan to the contrary, any Evidence of Award or such clawback policy may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any shares of Common Stock issued under and/or any other benefit related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the shares of Common Stock may be traded.
14.   Non-U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company or any Subsidiary under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the Stockholders.
15.   Transferability.
(a)
Except as otherwise determined by the Committee, and subject to compliance with Section 17(b) of this Plan and Section 409A of the Code, no Option Right, Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Cash Incentive Award, award contemplated by Section 9 of this Plan or dividend equivalents paid with respect to awards made under this Plan will be transferable by the Participant except by will or the laws of descent and distribution. In no event will any such award granted under this Plan be transferred for value. Where transfer is permitted, references to “Participant” shall be construed, as the Committee deems appropriate, to include any permitted transferee to whom such award is transferred. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.

(b)
The Committee may specify on the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

16.   Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  B-11

other person make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts required to be withheld, which arrangements (in the discretion of the Committee) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of shares of Common Stock, and such Participant fails to make arrangements for the payment of taxes or other amounts, then, unless otherwise determined by the Committee, the Company will withhold shares of Common Stock having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income, employment, tax or other laws, the Participant may elect, unless otherwise determined by the Committee, to satisfy the obligation, in whole or in part, by having withheld, from the shares of Common Stock required to be delivered to the Participant, shares of Common Stock having a value equal to the amount required to be withheld or by delivering to the Company other shares of Common Stock held by such Participant. The shares of Common Stock used for tax or other withholding will be valued at an amount equal to the fair market value of such shares of Common Stock on the date the benefit is to be included in Participant’s income. In no event will the fair market value of the shares of Common Stock to be withheld and delivered pursuant to this Section 16 exceed the minimum amount required to be withheld, unless (i) an additional amount can be withheld and not result in adverse accounting consequences, (ii) such additional withholding amount is authorized by the Committee, and (iii) the total amount withheld does not exceed the Participant’s estimated tax obligations attributable to the applicable transaction. Participants will also make such arrangements as the Company may require for the payment of any withholding tax or other obligation that may arise in connection with the disposition of shares of Common Stock acquired upon the exercise of Option Rights.
17.   Compliance with Section 409A of the Code.
(a)
To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)
Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owed by a Participant to the Company or any of its Subsidiaries.
(c)
If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the fifth business day of the seventh month after such separation from service.

(d)
Solely with respect to any award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time and form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for any purpose in respect of such award.

(e)
Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the

B-12  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.
18.   Amendments.
(a)
The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan, for purposes of applicable stock exchange rules and except as permitted under Section 11 of this Plan, (i) would materially increase the benefits accruing to Participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, or (iv) must otherwise be approved by the Stockholders in order to comply with applicable law or the rules of the New York Stock Exchange, or, if the shares of Common Stock are not traded on the New York Stock Exchange, the principal national securities exchange upon which the shares of Common Stock are traded or quoted, all as determined by the Board, then, such amendment will be subject to Stockholder approval and will not be effective unless and until such approval has been obtained.

(b)
Except in connection with a corporate transaction or event described in Section 11 of this Plan or in connection with a Change in Control, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding “underwater” Option Rights or Appreciation Rights in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, without Stockholder approval. This Section 18(b) is intended to prohibit the repricing of  “underwater” Option Rights and

Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 11 of this Plan. Notwithstanding any provision of this Plan to the contrary, this Section 18(b) may not be amended without approval by the Stockholders.
(c)
If permitted by Section 409A of the Code, but subject to the paragraph that follows, including in the case of termination of employment or service, or in the case of unforeseeable emergency or other circumstances or in the event of a Change in Control, to the extent a Participant holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Cash Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any dividend equivalents or other awards made pursuant to Section 9 of this Plan subject to any vesting schedule or transfer restriction, or who holds shares of Common Stock subject to any transfer restriction imposed pursuant to Section 15(b) of this Plan, the Committee may, in its sole discretion, provide for continued vesting or accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Cash Incentive Awards, Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

(d)
Subject to Section 18(b) of this Plan, the Committee may amend the terms of any award theretofore granted under this Plan prospectively or retroactively. Except for adjustments made pursuant to Section 11 of this Plan, no such amendment will materially impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  B-13

19.   Governing Law. This Plan and all grants and awards and actions taken hereunder will be governed by and construed in accordance with the internal substantive laws of the State of Delaware.
20.   Effective Date/Termination. This Plan will be effective as of the Effective Date. No grants will be made on or after the Effective Date under the Predecessor Plans, provided that outstanding awards granted under the Predecessor Plans will continue unaffected following the Effective Date. No grant will be made under this Plan on or after the tenth anniversary of the Effective Date, but all grants made prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan. For clarification purposes, the terms and conditions of this Plan shall not apply to or otherwise impact previously granted and outstanding awards under the Predecessor Plans, as applicable.
21.   Miscellaneous Provisions.
(a)
The Company will not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

(b)
This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c)
Except with respect to Section 21(e) of this Plan, to the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d)
No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e)
Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries will not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder.

(f)
No Participant will have any rights as a Stockholder with respect to any shares of Common Stock subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares of Common Stock upon the stock records of the Company.

(g)
The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h)
Except with respect to Option Rights and Appreciation Rights, the Committee may permit Participants to elect to defer the issuance of shares of Common Stock under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A of the Code. The Committee also may provide that deferred issuances and settlements include the crediting of dividend equivalents or interest on the deferral amounts.

(i)
If any provision of this Plan is or becomes invalid or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it will be stricken and the remainder of this Plan will remain in full force and effect. Notwithstanding anything in this Plan or an Evidence of Award to the contrary, nothing in this Plan or in an Evidence of Award prevents a Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act.

22.   Stock-Based Awards in Substitution for Awards Granted by Another Company. Notwithstanding anything in this Plan to the contrary:
(a)
Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock

B-14  Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement

options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code. The awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for shares of Common Stock substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.
(b)
In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges has shares available under a pre-existing plan previously approved by stockholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under this Plan; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or merger.
(c)
Any shares of Common Stock that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) of this Plan will not reduce the shares of Common Stock available for issuance or transfer under this Plan or otherwise count against the limits contained in Section 3 of this Plan. In addition, no shares of Common Stock subject to an award that is granted by, or becomes an obligation of, the Company under Sections 22(a) or 22(b) of this Plan will be added to the aggregate limit contained in Section 3(a)(i) of this Plan.

Macy’s, Inc. 2018 Notice of Meeting and Proxy Statement  B-15

Social Responsibility
Integrity and good corporate citizenship are part of Macy’s DNA. From responsible sourcing and sustainable practices to diversity policies and corporate governance, we are proud of our standards, but will always challenge ourselves to do more.
Macy’s, Inc. believes in giving back to our local communities. Our contributions, leadership and volunteer efforts help create stronger, healthier places for our customers and associates to work and live.
Collectively, contributions in 2017 from the company – as well as employee contributions through workplace giving campaigns and customer contributions through our signature giving programs – totaled more than $52 million. In addition, our associates gave more than 153,000 hours of their time for community service.
MACY’S • BLOOMINGDALE’S • BLUEMERCURY
macysinc.com
macysgreenliving.com

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E42146-P06050-Z72082 For Against Abstain ! The Board of Directors Recommends a Vote “For” the Following Nominees: 1. ELECTION OF DIRECTORS 1b. John A. Bryant 1a. Francis S. Blake 1c. Deirdre P. Connelly 1d. Jeff Gennette 1e. Leslie D. Hale 1f. William H. Lenehan 1g. Sara Levinson 1h. Joyce M. Roché 1i. Paul C. Varga 1j. Marna C. Whittington MACY’S, INC. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. For address changes and/or comments, please check this box and write them on the back where indicated. 2. Ratification of the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending February 2, 2019. 3. Advisory vote to approve named executive officer compensation. 4. Approval of the 2018 Equity and Incentive Compensation Plan. The Board of Directors Recommends a Vote “For” Item 2. The Board of Directors Recommends a Vote “For” Item 3. The Board of Directors Recommends a Vote “For” Item 4. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, and this proxy is returned, this proxy will be voted “FOR” all Nominees, and “FOR” Items 2, 3 and 4. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion. For purposes of the 2018 Annual Meeting, proxies will be held in confidence (subject to certain exceptions as set forth in the Proxy Statement) unless the undersigned checks the box to the left and provides comments where indicated on the reverse side. This proxy is governed by the laws of the State of Delaware. NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof. For Against Abstain MACY’S, INC. 7 WEST 7TH STREET CINCINNATI, OH 45202-2471 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and to sign up for electronic delivery of information until 11:59 p.m. Eastern Time on May 17, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Macy’s, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on May 17, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Macy’s, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received prior to 11:59 p.m. Eastern Time on May 17, 2018.

E42147-P06050-Z72082 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) MACY’S, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS May 18, 2018 The undersigned Shareholder(s) hereby appoint(s) Joyce M. Roché and Marna C. Whittington, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Macy’s, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m. Eastern Time on May 18, 2018, at the Macy’s, Inc. corporate offices located at 7 West 7th Street, Cincinnati, Ohio 45202, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN ITEM 1 ON THE REVERSE SIDE, AND “FOR” ITEMS 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E42148-P06050-Z72082 For Against Abstain ! The Board of Directors Recommends a Vote “For” the Following Nominees: 1. ELECTION OF DIRECTORS 1b. John A. Bryant 1a. Francis S. Blake 1c. Deirdre P. Connelly 1d. Jeff Gennette 1e. Leslie D. Hale 1f. William H. Lenehan 1g. Sara Levinson 1h. Joyce M. Roché 1i. Paul C. Varga 1j. Marna C. Whittington MACY’S, INC. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. For address changes and/or comments, please check this box and write them on the back where indicated. 2. Ratification of the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending February 2, 2019. 3. Advisory vote to approve named executive officer compensation. 4. Approval of the 2018 Equity and Incentive Compensation Plan. The Board of Directors Recommends a Vote “For” Item 2. The Board of Directors Recommends a Vote “For” Item 3. The Board of Directors Recommends a Vote “For” Item 4. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, and this proxy is returned, this proxy will be voted “FOR” all Nominees, and “FOR” Items 2, 3 and 4. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion. For purposes of the 2018 Annual Meeting, proxies will be held in confidence (subject to certain exceptions as set forth in the Proxy Statement) unless the undersigned checks the box to the left and provides comments where indicated on the reverse side. This proxy is governed by the laws of the State of Delaware. NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof. For Against Abstain MACY’S, INC. 7 WEST 7TH STREET CINCINNATI, OH 45202-2471 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and to sign up for electronic delivery of information until 11:59 p.m. Eastern Time on May 15, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Macy’s, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on May 15, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Macy’s, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received prior to 11:59 p.m. Eastern Time on May 15, 2018.

E42149-P06050-Z72082 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) MACY’S, INC. To: J.P. Morgan Chase Bank, as Trustee for the Macy’s, Inc. 401(k) Retirement Investment Plan. ANNUAL MEETING OF SHAREHOLDERS May 18, 2018 I acknowledge receipt of the Letter to Shareholders, the Notice of Annual Meeting of Shareholders of Macy’s, Inc. to be held on May 18, 2018, and the related Proxy Instructions. As to my proportional interest in any stock of Macy’s, Inc. registered in your name, you are directed as indicated on the reverse side as to the matters listed in the form of Proxy solicited by the Board of Directors of Macy’s, Inc. I understand that if I sign this instruction card on the other side and return it without otherwise indicating my voting instructions, it will be understood that I wish my proportional interest in the shares to be voted by you in accordance with the recommendations of the Board of Directors of Macy’s, Inc. as to Items 1 through 4. If my voting instructions are not received by 11:59 p.m. Eastern Time on May 15, 2018, I understand that you will vote my proportional interest in the same ratio as you vote the proportional interest for which you receive instructions from other plan participants. If any such stock is registered in the name of your nominee, the authority and directions herein shall extend to such nominee. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN ITEM 1 ON THE REVERSE SIDE, AND “FOR” ITEMS 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE